                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-4025
                                  ----------------------------------------------

                        AMERICAN CENTURY MUNICIPAL TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                                 64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 816-531-5575
                                                   -----------------------------

Date of fiscal year end:  05-31
                        --------------------------------------------------------

Date of reporting period:  11-30-2007
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report          November 30, 2007

[photo of winter]

Tax-Free Money Market Fund
Tax-Free Bond Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century(R) Tax-Free Money Market and Tax-Free Bond funds for the six months ended November 30, 2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder
Jim Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the ACC board in July 2007, his final step in a well-planned career transition to pursue new ventures outside the company.
This reflected his family's support of our company's direction and the leadership team of American Century Investments.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
American Century Companies, Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998.

American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . .        2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . .        2

TAX-FREE MONEY MARKET

TAX-FREE BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

     Proxy Voting Results. . . . . . . . . . . . . . . . . . . . . . .       45
     Approval of Management Agreements for Tax-Free Money Market and
     Tax-Free Bond . . . . . . . . . . . . . . . . . . . . . . . . . .       47                                                                       47

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

MOSTLY POSITIVE RETURNS, VOLATILE MARKETS

U.S. bonds generally enjoyed positive returns during the six months ended
November 30, 2007. But the ride was bumpy--bond market volatility surged as waves from the bursting housing and subprime mortgage/credit bubbles spread to the broader economy and financial markets. To help alleviate some of the market and economic concerns, the Federal Reserve made a series of cuts to its discount and federal funds target rates. The volatility, credit, and liquidity concerns in the market all favored Treasury securities over credit-sensitive bonds.

Looking at the U.S. economy, growth remained surprisingly strong, though many economists are discussing the possibility of recession going forward. Inflation was fairly tame outside of volatile food and energy prices as the trailing
12-month percentage change in core consumer prices finished November at 2.3%.

MUNICIPALS TRAILED TAXABLE BONDS

It's typical for the broad investment- grade municipal market to underperform the investment-grade taxable market when Treasurys rally, as happened during the period. The effects of the housing and credit crunches and resulting flight to safe-haven Treasury bonds were felt most keenly in the municipal market in July and August, the worst two-month period for 10-year municipal bonds relative to
Treasurys since September and October of 2001.

Municipal underperformance was primarily a result of a lack of liquidity and re-pricing of risk for longer-term and lower-quality bonds. In addition, some high-quality, insured bonds suffered from concerns about the health of the insurance providers themselves as a result of losses in other parts of their business. However, we should point out that municipal bonds historically have been an exceptionally safe investment, with relatively low default rates, and the underperformance was more of a technical (supply and demand) story than an underlying credit quality story.

The net effect was that yields for longer-term municipals were little changed, meaning essentially flat returns. However, high-yield bonds were hit hardest of all municipal investments in July and August as credit quality concerns affected all sectors of the market, resulting in negative returns for the six months.

U.S. Fixed-Income Total Returns For the six months ended November 30, 2007*

LEHMAN BROTHERS MUNICIPAL MARKET INDICES Municipal Bond Index 2.40% Three-Year
Municipal Bond Index 3.27% Five-Year General Obligation (GO) Bond Index 3.83%
Long-Term Municipal Bond Index 0.06% Non-Investment-Grade (High-Yield) Index
-2.43%

TAXABLE MARKET RETURNS
Lehman Brothers U.S. Aggregate Bond Index           5.32%
Lehman Brothers U.S. Treasury Bond Index            7.79%
Three-Month Treasury Bill                           2.60%
10-Year Treasury Note                               9.67%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Tax-Free Money Market

Total Returns as of November 30, 2007
                                           Average Annual Returns
                  6                   5       10             Since      Inception
                  months(1)   1 year  years   years(2)   Inception(2)      Date

INVESTOR CLASS      1.67%     3.33%   1.97%     2.40%        3.31%       7/31/84

AVERAGE RETURN
OF LIPPER'S
TAX-EXEMPT
MONEY MARKET
FUNDS(3)            1.51%     3.03%   1.69%     2.13%      3.17%(4)         --

Fund's Lipper
Ranking(3)
 as of
 11/30/07         13 of 119   13 of 112  5 of 84  5 of 70  5 of 25(4)       --
 as of
 12/31/07         10 of 114   10 of 108  6 of 84  5 of 69  5 of 25(4)       --

(1)  Total returns for periods less than one year are not annualized.

(2)  Fund returns and rankings would have been lower if management fees had not been waived from 8/1/97 to 7/31/98. Beginning on 8/1/98, management fees were phased in at a rate of 0.10% each month until 12/1/98.

(3)  Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All
     rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the pr ior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     Lipper Fund Performance - Performance data is total return, and is preliminary and subject to revision.

     Lipper Rankings - Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4)  Since 8/31/84, the date nearest the fund's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit ammericancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

------
3

PORTFOLIO COMMENTARY
Tax-Free Money Market

Lead Portfolio Manager: Todd Pardula
Macro Strategy Team Representative: Steven Permut

PERFORMANCE SUMMARY

Tax-Free Money Market returned 1.67%* for the six months ended November 30,
2007, surpassing the 1.51% average return of the 114 funds in Lipper Inc.'s
Tax-Exempt Money Market Funds category. The portfolio's return for the reporting period and for the five- and 10-year periods ended November 30, 2007, ranked in the top 10% of the Lipper category (see the previous page).

CREDIT, GROWTH CONCERNS PROMPTED FED RATE CUTS

Early in the reporting period, a lingering threat of inflation kept the Federal
Reserve (the Fed) on hold, and its short-term interest rate benchmark, the federal funds rate target, at 5.25%. In late July, though, the mounting credit crisis sent investors fleeing to the safety of U.S. Treasury securities, inflation worries took a back seat to rising recession fears, and the Fed implemented its first rate cuts since 2003.

MUNICIPAL MONEY MARKET YIELDS FELL LESS THAN TREASURY BILL YIELDS

The Fed's easing campaign further fueled the rally in the Treasury bill market.
The yield on the benchmark three-month Treasury bill fell by 158 basis points during the reporting period, from 4.73% to 3.15%. Meanwhile, supply and demand forces limited the magnitude of the decline in the municipal money market.
Quarter-end pressures in June and September caused municipal money market yields to spike, as securities dealers raised rates to more attractive levels to deplete their inventories. After peaking at 3.59% in mid-September, Tax-Free
Money Market's 7-day current yield ended the reporting period at 3.33%, compared with 3.41% at the beginning of the six-month period.

LITTLE DIRECT IMPACT FROM SIV AND BOND INSURER ISSUES

In late July, when serious credit issues re-emerged, the bulk of the problems were confined to the stock and bond markets. But eventually, the panic filtered through to the asset-backed segment of the money market, where subprime mortgage exposure within certain asset-backed securities and structured investment vehicles (SIVs) came into play. But such securities are not represented within the municipal money market, so Tax-Free Money Market had no direct exposure to subprime-backed securities or SIVs.

Yields as of November 30, 2007
7-Day Current Yield
                                      3.33%
7-Day Effective Yield
                                      3.38%
7-Day Tax-Equivalent Current Yields(1)
25.00% Tax Bracket                   4.44%
28.00% Tax Bracket                   4.63%
33.00% Tax Bracket                   4.97%
35.00% Tax Bracket                   5.12%

(1)  The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*Total returns for periods less than one year are not annualized.

------
4

Tax-Free Money Market

Concerns about the credit quality of municipal bond insurers also had little impact on the portfolio during the reporting period. Though securities within the portfolio were insured by these companies, the ratings of our insurers remained intact, and we think they will continue to do so. More important, we strongly believe the underlying high credit quality of the securities within our portfolio will allow them to retain their value whether the insurers keep their ratings or not.

PORTFOLIO STRATEGY

Floating-rate securities continued to comprise the bulk of the portfolio throughout the six-month period. These "floaters" gave us the flexibility to capture occasional spikes in rates while maintaining liquidity.

Throughout the first half of the reporting period, the portfolio's average maturity remained relatively short, falling to a period low of 11 days in late
July. A few weeks later, during the height of the summer's credit crunch, growing expectations for a Fed rate cut prompted us to add longer-term municipal money market securities to the portfolio. This strategy helped us lock in higher yields for the portfolio before the Fed launched its easing campaign in August.
This strategy also resulted in a "barbelled" maturity structure, with shorter-term securities at one "end" of the portfolio providing liquidity and longer-term securities at the other generating yield. The portfolio ended the reporting period with an average maturity of 29 days.

OUTLOOK

The credit bubble, which resulted from interest rates being held too low for too long earlier this decade, is bursting, and the probability of a hard landing or recession has increased. We believe the Fed will execute additional rate cuts as consumer spending and the economy weaken in 2008. We expect to continue our emphasis on floaters to maintain adequate liquidity in these uncertain times.
This should result in an average maturity that's neutral to slightly short of its benchmark.

Portfolio Composition by Credit Rating

                        % of fund      % of fund
                       investments    investments
                          as of          as of
                         11/30/07       5/31/07
A-1+                       80%            80%
A-1                        20%            20%

Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

Portfolio Composition by Maturity

                         % of fund    % of fund
                        investments  investments
                           as of        as of
                         11/30/07      5/31/07
1-30 days                   92%          96%
31-90 days                  --            --
91-180 days                 --            1%
More than 180 days          8%            3%

------
5

SCHEDULE OF INVESTMENTS
Tax-Free Money Market

NOVEMBER 30, 2007 (UNAUDITED)

Principal Amount  ($ IN THOUSANDS)                                           Value

Municipal Securities -- 100.1%

ALABAMA -- 1.8%
   $3,040  Deutsche Bank Spears/Lifers Trust Various States, Series
           2007 DB-417, VRDN, 3.72%, 12/6/07 (MBIA) (LIQ FAC: Deutsche
           Bank AG) (Guaranty Agreement: JPMorgan Chase Bank)
           (Acquired 10/26/07, 10/26/07, Cost $3,040)(1)                   $ 3,040
    1,000  Gulf Shores Medical Clinic Board Rev., (Colonial Pinnacle
           MOB, LLC), VRDN, 3.68%, 12/6/07 (LOC: Regions Bank)               1,000
      800  Mobile Industrial Development Board Rev., (Holnam Inc.),
           VRDN, 3.74%, 12/5/07 (LOC: Bayerische Landesbank)                   800
                                                                          --------
                                                                             4,840
                                                                          --------
ARIZONA -- 3.0%
    6,750  Maricopa County Industrial Development Auth. Rev., (Michael
           Pylman Dairies), VRDN, 3.76%, 12/6/07 (LOC: LaSalle Bank
           N.A)                                                              6,750
    1,600  Maricopa County Paradise Valley Unified School District No.
           69 GO, Series 2007 B, (School Improvement Project of 2005),
           4.25%, 7/1/08 (FSA)                                               1,604
                                                                          --------
                                                                             8,354
                                                                          --------
CALIFORNIA -- 3.7%
    2,340  Alameda County Industrial Development Auth. Rev., (BAT
           Properties LLC), VRDN, 3.85%, 12/6/07 (LOC: Bank of the
           West)                                                             2,340
      954  California Economic Development Financing Auth. Rev.,
           (Wesflex Pipe Manufacturing), VRDN, 3.90%, 12/6/07 (LOC:
           Wells Fargo Bank N.A.)                                              954
    7,000  Puttable Floating Option Tax-Exempt Receipts, VRDN, 3.88%,
           12/6/07 (LOC: Lloyds TSB Bank plc) (Acquired 6/8/05, Cost
           $7,000)(1)                                                        7,000
                                                                          --------
                                                                            10,294
                                                                          --------
COLORADO -- 4.7%
    2,840  Arvada Water Enterprise Rev., VRDN, 3.65%, 12/3/07 (FSA)
           (SBBPA: Dexia Public Finance Bank)                                2,840

Principal Amount  ($ IN THOUSANDS)                                           Value

   $2,900  City of Thornton Industrial Development Rev., (Kroger Co.),
           VRDN, 3.68%, 12/6/07 (LOC: U.S. Bank N.A.)                      $ 2,900
    5,800  Colorado Housing & Finance Auth. Rev., (Kroger Co.), VRDN,
           3.68%, 12/6/07 (LOC: U.S. Bank N.A.)                              5,800
    1,500  Hotchkiss Industrial Development Rev., (Kroger Co.), VRDN,
           3.68%, 12/6/07 (LOC: U.S. Bank N.A.)                              1,500
                                                                          --------
                                                                            13,040
                                                                          --------
FLORIDA -- 3.1%
    3,405  Broward County Health Facilities Auth. Rev., (John Knox
           Village), VRDN, 6.00%, 12/3/07 (RADIAN) (SBBPA: SunTrust
           Bank)                                                             3,405
    4,300  Miami-Dade County Industrial Development Auth. Rev.,
           (Palmer Trinity Private College), VRDN, 3.67%, 12/6/07
           (LOC: Keybank N.A.)                                               4,300
      700  Seminole County Industrial Development Auth. Rev., VRDN,
           3.78%, 12/6/07 (LOC: Bank of America N.A.)                          700
                                                                          --------
                                                                             8,405
                                                                          --------
HAWAII -- 1.8%
    3,000  Hawaii Pacific Health Rev., Series 2004 B, (Department
           Budget & Finance), VRDN, 5.25%, 12/5/07 (RADIAN) (SBBPA:
           Bank of Nova Scotia)                                              3,000
    2,000  Hawaii Pacific Health Rev., Series 2004 B2, (Department
           Budget & Finance), VRDN, 5.25%, 12/5/07 (RADIAN) (SBBPA:
           Bank of Nova Scotia)                                              2,000
                                                                          --------
                                                                             5,000
                                                                          --------
IDAHO -- 1.5%
    3,000  Boise City Housing Auth. Multifamily Rev., Series 2002 B,
           (Civic Plaza Housing), VRDN, 3.73%, 12/5/07 (LOC: Keybank
           N.A.)                                                             3,000
    1,190  Boise City Housing Auth. Multifamily Rev., Series 2002 C,
           (Civic Plaza Housing), VRDN, 3.66%, 12/5/07 (LOC: Keybank
           N.A.)                                                             1,190
                                                                          --------
                                                                             4,190
                                                                          --------

------
6

Tax-Free Money Market

Principal Amount  ($ IN THOUSANDS)                                           Value

INDIANA -- 10.8%
   $2,800  Jasper County Industrial Development Rev., (Newberry Farms
           LLC), VRDN, 3.76%, 12/6/07 (LOC: Farm Credit Services
           America and Bank of the West)                                   $ 2,800
    4,875  La Porte Industrial Development Rev., (KKO Realty), VRDN,
           3.76%, 12/6/07 (LOC: Bank of New York)                            4,875
    1,515  Morgan County Rev., Series 2002 A, (Morgan Hospital &
           Medical Center), VRDN, 3.71%, 12/6/07 (LOC: Fifth Third
           Bank)                                                             1,515
   11,545  Morgan County Rev., Series 2002 B, (Morgan Hospital &
           Medical Center), VRDN, 3.66%, 12/6/07 (LOC: Fifth Third
           Bank)                                                            11,545
    6,045  Tell City-Troy Township Elementary School Building Corp.
           Rev., VRDN, 3.86%, 12/6/07 (FSA/State Aid Withholding)
           (SBBPA: Merrill Lynch Capital Services, Inc.) (Acquired
           10/26/07, Cost $6,045)(1)                                         6,045
    2,875  Vincennes Economic Development Rev., (Grandview Care Inc.),
           VRDN, 3.85%, 12/6/07 (LOC: Bank One N.A.)                         2,875
                                                                          --------
                                                                            29,655
                                                                          --------
KENTUCKY -- 0.7%
    1,000  Murray Industrial Building Rev., (Kroger Co.), VRDN, 3.68%,
           12/6/07 (LOC: U.S. Bank N.A.)                                     1,000
    1,000  Winchester Industrial Building Rev., (Kroger Co.), VRDN,
           3.68%, 12/6/07 (LOC: U.S. Bank N.A.)                              1,000
                                                                          --------
                                                                             2,000
                                                                          --------
LOUISIANA -- 10.6%
   13,000  Jefferson Sales Tax District Rev., VRDN, 3.68%, 12/6/07
           (Ambac) (SBBPA: JPMorgan Chase Bank)                             13,000
    3,900  Louisiana Local Government Environmental Facilities &
           Community Development Auth. Rev, (Capital Projects and
           Equipment Acquisition Program), VRDN, 3.68%, 12/6/07
           (Ambac) (SBBPA: JPMorgan Chase Bank)                              3,900

Principal Amount  ($ IN THOUSANDS)                                           Value

   $2,395  Louisiana Local Government Environmental Facilities &
           Community Development Auth. Rev., (Trinity Episcopal
           School), VRDN, 3.70%, 12/5/07 (LOC: Whitney National Bank
           and SunTrust Bank)                                              $ 2,395
    9,700  Louisiana Local Government Environmental Facilities &
           Community Development Auth. Rev., Series 2006 A, (Capital
           and Equipment Acquisition Program), VRDN, 3.68%, 12/6/07
           (Ambac) (SBBPA: BNP Paribas)                                      9,700
                                                                          --------
                                                                            28,995
                                                                          --------
MARYLAND -- 0.2%
      440  Maryland Economic Development Corp. Rev., Series 2002 B,
           (Federation of American Societies), VRDN, 3.70%, 12/5/07
           (LOC: SunTrust Bank)                                                440
                                                                          --------
MINNESOTA -- 4.8%
    6,740  Dakota County Community Development Agency Rev., (Catholic
           Finance Corp.), VRDN, 3.75%, 12/5/07 (LOC: U.S. Bank N.A.)        6,740
    6,500  East Grand Forks Rev., (American Crystal Sugar Co.), VRDN,
           3.76%, 12/6/07 (LOC: Cobank ACB and Wachovia Bank N.A.)           6,500
                                                                          --------
                                                                            13,240
                                                                          --------
MISSISSIPPI -- 3.0%
    1,905  Mississippi Business Finance Corp. Rev., Series 2004 B,
           VRDN, 3.70%, 12/6/07 (LOC: Wells Fargo Bank N.A.)                 1,905
    6,250  Mississippi Development Bank Special Obligation Rev.,
           Series 2006 A, (Magnolia Regional Health Center), VRDN,
           5.00%, 12/6/07 (RADIAN) (SBBPA: Regions Bank)                     6,250
                                                                          --------
                                                                             8,155
                                                                          --------
MISSOURI -- 6.6%
    6,700  Jackson County Industrial Development Auth. Rev., (Linda
           Hall Library), VRDN, 3.71%, 12/6/07 (LOC: Commerce Bank
           N.A.)                                                             6,700

------
7

Tax-Free Money Market

Principal Amount  ($ IN THOUSANDS)                                           Value

   $2,355  Kansas City Industrial Development Auth. Rev., (Plaza Manor
           Nursing), VRDN, 3.73%, 12/6/07 (LOC: First National Bank of
           Omaha and Comerica Bank)                                        $ 2,355
    9,100  Missouri Health & Educational Facilities Auth. Rev.,
           (Pembroke Hill School), VRDN, 3.71%, 12/6/07 (LOC: Commerce
           Bank N.A.)                                                        9,100
                                                                          --------
                                                                            18,155
                                                                          --------
MONTANA -- 0.8%
    2,300  City of Forsyth Rev., (Pacificorp), VRDN, 3.67%, 12/3/07
           (LOC: BNP Paribas)                                                2,300
                                                                          --------
NEBRASKA -- 0.8%
    2,150  Lancaster County Hospital Auth. No. 1 Health Facilities
           Rev., Series 2000 A, (Immanuel Health Systems -
           Williamsburg), VRDN, 3.66%, 12/3/07 (LOC: Allied Irish Bank
           plc)                                                              2,150
                                                                          --------
NEW YORK -- 0.6%
    1,695  New York City Industrial Development Agency Civic Facility
           Rev., (1998 Peninsula Hospital Center), VRDN, 3.85%,
           12/6/07 (LOC: JPMorgan Chase Bank)                                1,695
                                                                          --------
OHIO -- 0.5%
    1,435  County of Hamilton Rev., Series 2006 A, (Sales Tax), 4.00%,
           12/1/07                                                           1,435
                                                                          --------
OKLAHOMA -- 0.3%
      750  Oklahoma Capital Improvement Auth. State Facilities Rev.,
           Series 2006 D, (Higher Education), VRDN, 3.67%, 12/3/07
           (CIFG) (SBBPA: Fortis Bank SA N.V.)                                 750
                                                                          --------
OREGON -- 1.5%
    4,000  Oregon GO, Series 2007 A, (Tax Anticipation Notes), 4.50%,
           6/30/08                                                           4,020
                                                                          --------
PENNSYLVANIA -- 1.8%
    5,000  Pennsylvania Higher Educational Facilities Auth. Hospital
           Rev., VRDN, 3.98%, 12/6/07 (SBBPA: Lloyds TSB Bank plc)
           (Acquired 11/6/07, Cost $5,000)(1)                                5,000
                                                                          --------

Principal Amount  ($ IN THOUSANDS)                                           Value

SOUTH CAROLINA -- 5.8%
   $3,150  BB&T Municipal Trust, Series 2007-1003, VRDN, 3.67%,
           12/6/07 (LOC: Branch Banking & Trust) (LIQ FAC: Branch
           Banking & Trust) (Acquired 5/24/07, Cost $3,150)(1)             $ 3,150
    4,680  BB&T Municipal Trust., Series 2007-1005, VRDN, 3.67%,
           12/6/07 (LOC: Branch Banking & Trust) (LIQ FAC: Branch
           Banking & Trust) (Acquired 6/28/07, Cost $4,680)(1)               4,680
    8,150  South Carolina Jobs Economic Development Auth Rev.,
           (Greenville Technical College), VRDN, 3.65%, 12/6/07 (LOC:
           SunTrust Bank)                                                    8,150
                                                                          --------
                                                                            15,980
                                                                          --------
TENNESSEE -- 3.1%
      600  Blount County Public Building Auth. Rev, Series 2005 D-5-D,
           (Local Government Public Improvement), VRDN, 3.65%, 12/3/07
           (XLCA) (SBBPA: Depfa Bank plc)                                      600
    7,880  Bradley County Industrial Development Board Rev., (Kroger
           Co.), VRDN, 3.68%, 12/6/07 (LOC: U.S. Bank N.A.)                  7,880
                                                                          --------
                                                                             8,480
                                                                          --------
TEXAS -- 18.1%
   13,700  Brazos Harbor Industrial Development Corp. Rev., (BASF
           Corp.), VRDN, 3.90%, 12/5/07                                     13,700
   10,000  Crawford Education Facilities Corp. Rev., Series 2004 A,
           (University Package System A), VRDN, 3.67%, 12/6/07 (LOC:
           BNP Paribas)                                                     10,000
    3,000  Hale County Industrial Development Corp. Rev.,
           (Struikmans), VRDN, 3.76%, 12/6/07 (LOC: Farm Credit
           Services America and Bank of the West)                            3,000
    5,380  Muleshoe Economic Development Corp. Rev., (John Lyle &
           Grace Ajean), VRDN, 3.71%, 12/6/07 (LOC: Wells Fargo Bank
           N.A.)                                                             5,380

------
8

Tax-Free Money Market

Principal Amount  ($ IN THOUSANDS)                                           Value

   $4,500  Port of Corpus Christi Auth. of Nueces County Solid Waste
           Disposal Rev., (Flint Hills Resources, LP), VRDN, 3.87%,
           12/5/07                                                         $ 4,500
   13,000  Texas GO, (Tax & Revenue Anticipation Notes), 4.50%, 8/28/08     13,075
                                                                          --------
                                                                            49,655
                                                                          --------
VIRGINIA -- 0.7%
    1,755  Bristol Industrial Development Auth. Rev., (Bristol Health
           Care Center Inc.), VRDN, 3.40%, 12/1/07 (LOC: Regions Bank)       1,755
                                                                          --------
WASHINGTON -- 8.3%
    2,500  Marysville School District No. 25, Snohomish County GO,
           4.00%, 12/1/08 (FSA/School Bond Guarantee)(2)                     2,515
    6,305  Puttable Floating Option Tax-Exempt Receipts, VRDN, 3.86%,
           12/6/07 (FGIC) (LIQ FAC: Merrill Lynch & Co., Inc.)
           (Acquired 10/26/07, Cost $6,305)(1)                               6,305
   14,000  Washington Health Care Facilities Auth. Rev., (Swedish
           Health Services), VRDN, 3.69%, 12/5/07 (LOC: Citibank N.A.)
           (Acquired 3/9/07, Cost $14,000)(1)(3)                            14,000
                                                                          --------
                                                                            22,820
                                                                          --------
WEST VIRGINIA -- 1.5%
    4,000  West Virginia Economic Development Auth. Rev., (Collins
           Hardwood Co.), VRDN, 3.76%, 12/6/07 (LOC: American AG
           Credit and Bank of America N.A.)                                  4,000
                                                                          --------

Principal Amount  ($ IN THOUSANDS)                                           Value

TOTAL INVESTMENT SECURITIES -- 100.1%                                      274,803
                                                                          --------
OTHER ASSETS AND LIABILITIES -- (0.1)%                                       (245)
                                                                          --------
TOTAL NET ASSETS -- 100.0%                                                $274,558
                                                                          ========

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

CIFG = CDC IXIS Financial Guaranty North America

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance, Inc.

GO = General Obligation

LIQ FAC = Liquidity Facilities

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

RADIAN = Radian Asset Assurance, Inc.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective November 30, 2007.

XLCA = XL Capital Ltd.

(1)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2007 was $49,220
     (in thousands), which represented 17.9% of total net assets. None of the restricted securities were considered illiquid.

(2)  When-issued security.

(3)  Security, or a portion thereof, has been segregated for a when-issued security.

See Notes to Financial Statements.

------
9

PERFORMANCE
Tax-Free Bond

Total Returns as of November 30, 2007
                                              Average Annual Returns
                        6                   5       10        Since     Inception
                        months(1)   1 year  years   years   Inception      Date

INVESTOR CLASS            2.61%     2.81%   3.75%   4.65%     5.36%       3/2/87

LEHMAN BROTHERS
MUNICIPAL 5-YEAR GO
INDEX                     3.83%     4.44%   3.61%   4.60%    5.51%(2)       --

AVERAGE RETURN OF
LIPPER'S INTERMEDIATE
MUNICIPAL DEBT
FUNDS(3)                  2.41%     2.48%   3.39%   4.24%    5.52%(4)       --

Investor Class's                    60 of   33 of   11 of
Lipper Ranking(3)                    159     120      76
 as of 11/30/07             --      53 of   31 of   10 of   9 of 13(4)      --
 as of 12/31/07             --       158     120      76    9 of 13(4)      --

Institutional Class       2.72%     3.02%     --      --      3.66%      4/15/03

Advisor Class             2.49%     2.56%     --      --      3.35%      7/29/05

(1)  Total returns for periods less than one year are not annualized.

(2)  Since 2/28/87, the date nearest the Investor Class's inception for which data are available.

(3)  Data provided by Lipper Inc. - A Reuters Company. (C) 2007 Reuters. All
     rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     Lipper Fund Performance - Performance data is total return, and is preliminary and subject to revision.

     Lipper Rankings - Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4)  Since 3/31/87, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Tax-Free Bond

Growth of $10,000 Over 10 Years

$10,000 investment made November 30, 1997

One-Year Returns Over 10 Years
Periods ended November 30
               1998    1999     2000    2001    2002   2003    2004    2005    2006     2007

Investor
Class         6.77%   -0.24%   7.29%   8.25%   6.02%   5.72%   2.14%   2.90%   5.23%   2.81%

Lehman
Brothers
Municipal
5-Year GO
Index         6.32%    1.49%   5.62%   8.24%   6.47%   5.72%   2.36%   1.52%   4.07%   4.44%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
Tax-Free Bond

Lead Portfolio Manager: Robert Miller
Macro Strategy Team Representative: Steven Permut

PERFORMANCE SUMMARY

Tax-Free Bond returned 2.61%* for the six months ended November 30, 2007. By comparison, its broad market index--the Lehman Brothers Municipal 5-Year General
Obligation Index--returned 3.83%, while the average return of the 160 intermediate municipal debt funds tracked by Lipper Inc. was 2.41%. The portfolio's average annual returns also exceeded those of its Lipper group average for the one-, five-, and 10-year periods ended November 30, 2007 (see page 10).

The portfolio's absolute return reflected a difficult investment climate for municipal bonds (see the Market Perspective on page 2). Relative to the Lehman index, the portfolio lagged primarily because we held an overweight position in higher-yielding, lower-quality bonds, which underperformed AAA bonds.

CREDIT ALLOCATION DETRACTED

The key factor limiting Tax-Free Bond's performance relative to its broad market index was our overweight position in bonds rated BBB and A. Unfortunately, mounting credit concerns and a global margin call led traders to sell credit-sensitive bonds indiscriminately in this period; indeed, August was one of the worst months for municipal bonds on record. In that environment, lower-rated bonds, including those we held, trailed the highest-quality securities by a wide margin.

In addition, a number of our insured, AA rated bonds backed by Radian Asset
Assurance underperformed. They were weighed down by negative comments about other municipal bond insurers by the big credit rating agencies, such as
Standard & Poor's and Moody's. It's worth pointing out that two of the big three rating agencies reiterated stable outlooks for Radian, and our own analysts are positive on the insurer. What's more, we have strong faith in the underlying credit quality of the bonds in our portfolios regardless of the insurer. As a result, we viewed the dip in insured bond prices as a buying opportunity. For example, we were able to add insured bonds with yields that matched comparable uninsured bonds--in other words, we effectively got the insurance for free.

DURATION POSITION DETRACTED SLIGHTLY

We lengthened the portfolio's duration slightly in the summer in anticipation of a strong technical period for municipal bonds. Many municipal bonds make coupon payments in July, when supply is typically light, creating a supply and demand imbalance as municipal investors look to put their interest income back to work.
So having a longer duration (greater sensitivity to bond price changes)
typically benefits the portfolio during the summer months. Unfortunately, the opposite happened, and this positioning detracted from performance.

Yields as of November 30, 2007

30-Day SEC Yield
Investor Class                               3.71%
Institutional Class                          3.92%
Advisor Class                                3.47%

Investor Class 30-Day Tax-Equivalent Yields(1)

25.00% Tax Bracket                           4.95%
28.00% Tax Bracket                           5.15%
33.00% Tax Bracket                           5.54%
35.00% Tax Bracket                           5.71%

(1)  The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------
12

Tax-Free Bond

CURVE STEEPENING HELPED

On a positive note, we helped performance relative to the index and peer group by virtue of a yield curve steepening bias we had in place using two- and
10-year Treasury futures contracts. We preferred to use Treasury futures because they're a pure play on changes in the shape of the curve. For the six months, the Treasury yield curve steepened sharply--the difference in yield between two-
and 10-year Treasury securities went from -3 basis points (the yield curve was inverted) to +94 basis points (a more normal, upward slope).

OUTLOOK

"We believe the underperformance of the municipal market in recent months was driven by technical factors and a lack of liquidity in the marketplace resulting from an extreme aversion to risk, rather than changes in credit fundamentals,"
said Macro Strategy Team Representative Steven Permut. "As a result, we believe municipal bonds are very attractive relative to fully taxable investments and in terms of their absolute yields."

"Given our value-oriented investment process and long-term approach," Permut continued, "we view this period as a buying opportunity. So we're working to complete some of the longer-term trades we've been making over the past year--such as trading up in credit quality and moving into more defensive sectors--at what we believe are very attractive price levels. And given our view of rates and the economy, we expect to maintain our yield curve steepening bias while managing duration conservatively."

Portfolio Composition by Credit Rating

                    % of fund     % of fund
                   investments   investments
                      as of         as of
                     11/30/07      5/31/07
AAA                    67%           63%
AA                     11%            9%
A                       9%            7%
BBB                    11%           21%
Lower than BBB          1%            --
Not Rated               1%            --

Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

Top Five States as of November 30, 2007

                     % of net         % of net
                   assets as of     assets as of
                     11/30/07         5/31/07
California            10.0%             6.3%
Arizona                8.6%             6.5%
Pennsylvania           5.9%             5.5%
Washington             5.6%             7.5%
Texas                  5.6%             7.0%

------
13

SCHEDULE OF INVESTMENTS
Tax-Free Bond

NOVEMBER 30, 2007 (UNAUDITED)

Principal Amount  ($ IN THOUSANDS)                                           Value

Municipal Securities -- 102.4%

ALABAMA -- 0.6%
     $ 865  Alabama Water Pollution Control Auth., 5.75%, 8/15/18
            (Ambac)                                                          $ 920
       190  East Central Industrial Development Auth. Rev., 5.25%,
            9/1/08, Prerefunded at 100% of Par (Ambac)(1)                      193
       810  East Central Industrial Development Auth. Rev., 5.25%,
            9/1/13 (Ambac)                                                     821
     1,035  Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at
            101% of Par (MBIA)(1)(2)                                         1,130
       790  Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at
            101% of Par (MBIA)(1)                                              857
       840  Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at
            101% of Par (MBIA)(1)                                              931
       645  Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at
            101% of Par (MBIA)(1)                                              715
                                                                          --------
                                                                             5,567
                                                                          --------
ALASKA -- 0.1%
     1,125  Borough of Aleutians East Rev., (Aleutian Pribilof Islands
            Inc.), 5.00%, 6/1/20 (ACA)(2)                                    1,087
                                                                          --------
ARIZONA -- 8.6%
     1,505  Arizona Board of Regents COP, Series 2002 A, (University of
            Arizona), 5.50%, 6/1/12, Prerefunded at 100% of Par (Ambac)(1) 1,645
     1,935  Arizona Board of Regents COP, Series 2006 A, (University
            of Arizona), 5.00%, 6/1/18 (Ambac)(2)                            2,089
     1,275  Arizona Health Facilities Auth. Rev., (Blood Systems
            Inc.), 4.00%, 4/1/12(2)                                          1,273
     1,175  Arizona Health Facilities Auth. Rev., (Blood Systems
            Inc.), 4.50%, 4/1/16(2)                                          1,181
     1,000  Arizona Health Facilities Auth. Rev., (Blood Systems
            Inc.), 5.00%, 4/1/21(2)                                          1,015
     7,500  Arizona Health Facilities Auth. Rev., Series 2007 B,
            (Banner Health), VRDN, 4.32%, 1/2/08(2)                          7,501

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 1,750  Arizona School Facilities Board Rev., (State School
            Improvement), 5.50%, 7/1/11, Prerefunded at 100% of
            Par(1)(2)                                                      $ 1,883
     1,000  Arizona Tourism & Sports Auth. Rev., (Baseball Training
            Facilities), 5.00%, 7/1/11(2)                                    1,029
     1,000  Arizona Tourism & Sports Auth. Rev., (Baseball Training
            Facilities), 5.00%, 7/1/12(2)                                    1,032
     1,880  Arizona Tourism & Sports Auth. Rev., (Baseball Training
            Facilities), 5.00%, 7/1/13(2)                                    1,947
     2,000  Arizona Tourism & Sports Auth. Rev., Series 2003 A,
            (Multipurpose Stadium Facility), 5.25%, 7/1/17 (MBIA)            2,163
     1,910  Energy Management Services LLC Rev., (Arizona State
            University - Main Campus), 4.50%, 7/1/11 (MBIA)(2)               1,992
     2,130  Energy Management Services LLC Rev., (Arizona State
            University - Main Campus), 4.50%, 7/1/12 (MBIA)(2)               2,239
       460  Glendale Industrial Development Auth. Rev., Series 1998 A,
            (Midwestern University), 5.375%, 5/15/08, Prerefunded at
            101% of Par(1)                                                     469
       500  Glendale Industrial Development Auth. Rev., Series 2001 A,
            (Midwestern University), 5.75%, 5/15/11, Prerefunded at
            101% of Par(1)                                                     544
     1,155  Maricopa County Gilbert Unified School District No. 41 GO,
            5.75%, 7/1/11 (FSA)(2)                                           1,253
     1,445  Maricopa County Phoenix Union High School District No. 210
            GO, 4.75%, 7/1/11 (FSA)(2)                                       1,519
     1,955  Maricopa County Saddle Mountain Unified School District
            No. 90 GO, Series 2003 A, 5.00%, 7/1/10(2)                       2,009
     2,415  Maricopa County Saddle Mountain Unified School District
            No. 90 GO, Series 2003 A, 5.25%, 7/1/11(2)                       2,520
     2,000  Maricopa County Saddle Mountain Unified School District
            No. 90 GO, Series 2003 A, 5.25%, 7/1/12(2)                       2,099

------
14

Tax-Free Bond

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 1,000  Maricopa County Scottsdale Elementary School District No.
            48 GO, 6.60%, 7/1/12(2)                                        $ 1,139
     1,265  Mohave County Community College District COP, 5.75%,
            3/1/14 (Ambac)(2)                                                1,330
     2,150  Mohave County Community College District Rev., (State
            Board of Directors), 6.00%, 3/1/10, Prerefunded at 100% of
            Par (MBIA)(1)(2)                                                 2,278
     2,155  Mohave County Industrial Development Auth., Series 2004 A,
            (Mohave Prison), 5.00%, 4/1/14 (XLCA)(2)                         2,314
     1,815  Navajo County Unified School District No. 20 Rev., Series
            2006 A, 5.00%, 7/1/17 (MBIA)(2)                                  1,991
     1,000  Phoenix Civic Improvement Corp. Waste System Rev., (Junior
            Lien), 6.25%, 7/1/10, Prerefunded at 101% of Par (FGIC)(1)       1,083
     1,000  Phoenix Civic Improvement Corp. Water System Rev., (Junior
            Lien), 5.50%, 7/1/19 (FGIC)                                      1,076
     1,000  Phoenix Civic Improvement Corp. Water System Rev., (Junior
            Lien), 5.00%, 7/1/21 (MBIA)                                      1,061
     1,070  Phoenix GO, Series 1995 A, 6.25%, 7/1/17                         1,288
     2,000  Phoenix Industrial Development Auth. Government Office
            Lease Rev., (Capitol Mall LLC), 5.00%, 9/15/26 (Ambac)           2,079
     1,200  Pima County Indian Oasis-Baboquivari Unified School
            District No. 40, Series 2002 A, 4.60%, 7/1/13 (MBIA)             1,259
     1,710  Pima County Metropolitan Domestic Water Improvement
            District Rev., 5.25%, 7/1/18 (Ambac)                             1,911
     1,800  Pima County Metropolitan Domestic Water Improvement
            District Rev., 5.25%, 7/1/19 (Ambac)                             2,013
     2,600  Pima County Tucson Unified School District No. 1 GO,
            4.625%, 7/1/13 (FSA)                                             2,740
     1,125  Pima County Unified School District No. 6 Marana GO,
            5.50%, 7/1/15 (FGIC)                                             1,195
       820  Pinal County COP, 4.75%, 6/1/13 (Ambac)                            860

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 3,970  Pinal County COP, 5.00%, 12/1/25                               $ 4,010
       775  Pinal County Unified School District No. 43 Apache
            Junction GO, Series 2006 B, (School Improvement), 5.00%,
            7/1/16, Prerefunded at 100% of Par (FGIC)(1)                       856
     1,000  Queen Creek Improvement District No. 1 Special Tax Rev.,
            5.00%, 1/1/11                                                    1,020
     1,000  Queen Creek Improvement District No. 1 Special Tax Rev.,
            5.00%, 1/1/16                                                    1,012
     1,600  Scottsdale GO, 6.25%, 7/1/09, Prerefunded at 100% of Par(1)      1,673
     1,000  Sedona COP, 5.75%, 7/1/09, Prerefunded at 101% of Par(1)         1,047
     3,085  South Tucson Municipal Property Corp. Rev., 5.50%, 6/1/24        3,189
                                                                          --------
                                                                            75,826
                                                                          --------
CALIFORNIA -- 10.0%
     3,445  Association of Bay Area Government Tax Allocation Rev.,
            Series 2007 A, 5.00%, 9/1/33 (Ambac)(3)                          3,556
    10,000  California GO, 5.00%, 8/1/22(2)                                 10,350
     6,550  California GO, 5.00%, 11/1/22 (XLCA)(2)                          6,963
    10,000  California GO, 5.00%, 11/1/25(2)                                10,303
     7,500  California GO, 5.00%, 6/1/26(2)                                  7,658
     7,500  California GO, 5.00%, 11/1/26(2)                                 7,697
     1,000  California Public Works Board Lease, Series 1994 A,
            (Various University of California Projects), 6.20%,
            10/1/08(2)                                                       1,002
     1,000  California Statewide Communities Development Auth. Rev.,
            Series 2002 E, (Kaiser Permanente), 4.70%, 6/1/09(2)             1,019
       230  California Statewide Communities Development Auth. Water &
            Waste Rev., Series 2004 A, (Pooled Financing Program),
            5.00%, 10/1/12 (FSA)(1)                                            248
       845  California Statewide Communities Development Auth. Water &
            Waste Rev., Series 2004 A, (Pooled Financing Program),
            5.00%, 10/1/12 (FSA)                                               908

------
15

Tax-Free Bond

Principal Amount  ($ IN THOUSANDS)                                           Value

     $ 430  California Statewide Communities Development Auth. Water &
            Waste Rev., Series 2004 A, (Pooled Financing Program),
            5.25%, 10/1/13, Prerefunded at 101% of Par (FSA)(1)              $ 477
     1,570  California Statewide Communities Development Auth. Water &
            Waste Rev., Series 2004 A, (Pooled Financing Program),
            5.25%, 10/1/19 (FSA)(2)                                          1,704
     2,000  City of Lodi Wastewater System COP, Series 2007 A, 5.00%,
            10/1/32 (FSA)(3)                                                 2,065
     7,000  City of Vista COP, (Community Projects), 5.00%, 5/1/37
            (MBIA)(3)                                                        7,140
     3,510  Foothill-De Anza Community College District GO, Series
            2007 B, (Election of 2006), 5.00%, 8/1/17 (Ambac)(2)             3,808
     2,000  Foothill-De Anza Community College District GO, Series
            2007 B, (Election of 2006), 5.00%, 8/1/27 (Ambac)(2)             2,093
     1,070  Hesperia Unified School District COP, (2007 Capital
            Improvement), 5.00%, 2/1/17 (Ambac)(2)                           1,163
     3,000  Imperial Irrigation District COP, (Water Systems), 5.50%,
            7/1/29 (Ambac)(2)                                                3,177
     2,200  Manteca Unified School District GO, 5.25%, 8/1/14,
            Prerefunded at 100% of Par (FSA)(1)(2)                           2,446
     1,625  Peninsula Corridor Joint Powers Board Farebox Rev., Series
            2007 A, 5.00%, 10/1/32 (Ambac)                                   1,699
     4,335  Peninsula Corridor Joint Powers Board Farebox Rev., Series
            2007 A, 5.00%, 10/1/37 (Ambac)(2)                                4,525
     1,000  Plumas Unified School District GO, 5.25%, 8/1/20 (FSA)           1,130
     2,145  San Francisco Uptown Parking Corporation Rev., (Union
            Square), 5.50%, 7/1/15 (MBIA)                                    2,322
     1,000  San Francisco Uptown Parking Corporation Rev., (Union
            Square), 6.00%, 7/1/20 (MBIA)                                    1,095

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 2,000  San Francisco Uptown Parking Corporation Rev., (Union
            Square), 6.00%, 7/1/31 (MBIA)                                  $ 2,160
     1,575  San Marcos Public Facilities Auth. Tax Allocation Rev.,
            Series 2006 A, (Project Area No. 3), 5.00%, 8/1/20 (Ambac)       1,673
                                                                          --------
                                                                            88,381
                                                                          --------
COLORADO -- 3.4%
     1,120  Antelope Heights Metropolitan District GO, Series 2007 A,
            5.00%, 12/1/27 (RADIAN)(2)                                       1,087
     1,100  Arapahoe County Water & Wastewater Public Improvement
            District GO, Series 2002 B, 5.75%, 12/1/17 (MBIA)(2)             1,210
     1,500  Bromley Park Metropolitan District No. 2 GO, Series 2007
            A, 5.00%, 12/1/27 (RADIAN)(2)                                    1,485
       900  Colorado Educational & Cultural Facilities Auth. Rev.,
            (University Facilities-Northwest Nazarene), 4.75%, 11/1/10         914
       800  Colorado Educational & Cultural Facilities Auth. Rev.,
            (University Facilities-Northwest Nazarene), 4.60%, 11/1/16         796
     1,280  Colorado Health Facilities Auth. Rev., (Yampa Valley
            Medical Center), 5.00%, 9/15/11(2)                               1,311
     1,635  Colorado Health Facilities Auth. Rev., (Yampa Valley
            Medical Center), 5.00%, 9/15/16(2)                               1,663
       450  Colorado Water Resources & Power Development Auth. Rev.,
            Series 2000 A, 6.25%, 9/1/10, Prerefunded at 100% of Par(1)        485
        50  Colorado Water Resources & Power Development Auth. Rev.,
            Series 2000 A, 6.25%, 9/1/16                                        54
     1,350  Compark Business Campus Metropolitan District GO, Series
            2007 A, 5.30%, 12/1/22 (RADIAN)(2)                               1,387
     3,500  Denver Airport Rev., Series 2007 E, 5.00%, 11/15/32(2)           3,629
     1,430  Denver West Metropolitan District GO, 5.25%, 12/1/24             1,470

------
16

Tax-Free Bond

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 1,000  Douglas & Elbert Counties School District No. Re-1 GO,
            Series 2002 B, 5.75%, 12/15/12, Prerefunded at 100% of Par
            (FSA/State Aid Withholding)(1)                                 $ 1,114
     1,020  El Paso County School District No. 8 & Fountain-Fort
            Carson School District Finance Corp. COP, 4.25%, 12/15/13
            (Ambac)(2)                                                       1,047
     2,115  Fronterra Village Metropolitan District No. 2 GO, 5.00%,
            12/1/37(2)                                                       2,097
     1,250  Interlocken Consolidated Metropolitan District GO, Series
            1999 B, 5.625%, 12/15/16 (RADIAN)(2)                             1,306
     1,500  SBC Metropolitan District GO, 5.00%, 12/1/20 (ACA)               1,456
     5,000  University of Colorado Regents COP, 6.00%, 12/1/22
            (MBIA-IBC)(2)                                                    5,332
     1,000  Vista Ridge Metropolitan District GO, Series 2006 A,
            5.00%, 12/1/21 (RADIAN)                                          1,009
     1,400  Vista Ridge Metropolitan District GO, Series 2006 A,
            5.00%, 12/1/26 (RADIAN)                                          1,388
                                                                          --------
                                                                            30,240
                                                                          --------
CONNECTICUT -- 2.7%
     2,150  City of Bridgeport GO, Series 2004 A, 5.25%, 8/15/14,
            Prerefunded at 100% of Par (MBIA)(1)(2)                          2,387
     4,000  Connecticut GO, Series 2001 C, 5.50%, 12/15/13
            (MBIA-IBC)(2)                                                    4,468
     5,000  Connecticut GO, Series 2006 C, 5.00%, 6/1/14(2)                  5,460
     1,595  Connecticut GO, Series 2006 D, 5.00%, 11/1/15(2)                 1,762
     1,000  Connecticut Health & Educational Facilities Auth. Rev.,
            Series 2007 C, (Hospital for Special Care Issue), 5.25%,
            7/1/27 (RADIAN)(2)                                               1,010
     2,660  Connecticut Health & Educational Facilities Auth. Rev.,
            Series 2007 I, (Quinnipiac University), 5.00%, 7/1/16
            (MBIA)(3)                                                        2,935
     1,000  Connecticut Health & Educational Facilities Auth. Rev.,
            Series 2007 I, (Quinnipiac University), 5.00%, 7/1/17
            (MBIA)(3)                                                        1,099

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 4,100  Connecticut Special Tax Rev., Series 2007 A,
            (Transportation Infrastructure), 5.00%, 8/1/23 (Ambac)(2)      $ 4,397
                                                                          --------
                                                                            23,518
                                                                          --------
DISTRICT OF COLUMBIA -- 0.3%
     1,385  District of Columbia GO, Series 1999 B, 5.50%, 6/1/09
            (FSA)(2)                                                         1,430
     1,155  District of Columbia Rev., (Gonzaga College High School),
            5.20%, 7/1/12 (FSA)(2)                                           1,198
                                                                          --------
                                                                             2,628
                                                                          --------
FLORIDA -- 2.5%
       400  Broward County Educational Facilities Auth. Rev., Series
            2004 B, (Nova Southeastern), 5.00%, 4/1/14                         416
       500  Broward County Educational Facilities Auth. Rev., Series
            2004 B, (Nova Southeastern), 5.50%, 4/1/15                         532
       525  Broward County Educational Facilities Auth. Rev., Series
            2004 B, (Nova Southeastern), 5.50%, 4/1/16                         556
     1,475 Collier County School Board COP, 5.50%, 2/15/12 (FSA)(2) 1,592 1,150
     Duval County School Board COP, 5.75%, 7/1/16 (FSA)(2) 1,191 1,000 Florida
     Municipal Loan Council, Series 2002 C, 5.25%,
            11/1/21 (MBIA)(2)                                                1,066
     1,000  Halifax Hospital Medical Center Rev., Series 2006 A,
            5.25%, 6/1/16                                                    1,057
     1,000  Halifax Hospital Medical Center Rev., Series 2006 A,
            5.25%, 6/1/18(2)                                                 1,046
     1,235  Indian River County Rev., (Spring Training Facility),
            5.25%, 4/1/15 (FGIC)(2)                                          1,318
       850  Lee County Industrial Development Auth. Healthcare
            Facilities Rev., Series 1999 A, (Shell Point Village),
            5.50%, 11/15/09(1)                                                 885
     1,000  Miami Beach Stormwater Rev., 5.75%, 9/1/17 (FGIC)(2)             1,072
     1,910  Miami Beach Water & Sewer Rev., 5.625%, 9/1/16 (Ambac)(2)        2,041
       650  Miami Parking Facilities Rev., 5.25%, 10/1/15 (MBIA)               718

------
17

Tax-Free Bond

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 1,000  Miami-Dade County School Board COP, Series 2001 C, 5.50%,
            10/1/11, Prerefunded at 100% of Par (FSA)(1)(2)                $ 1,081
     1,875  Orange County School Board COP, Series 2002 A, 5.50%,
            8/1/12, Prerefunded at 100% of Par (MBIA)(1)                     2,054
       450  Orlando and Orange County Expressway Auth. Rev., (Junior
            Lien) 6.50%, 7/1/11 (FGIC)                                         497
     1,000  Orlando Utilities Commission Water & Electric Rev., Series
            1989 D, 6.75%, 10/1/17(1)                                        1,193
     1,000  Sumter County School Board COP, 5.50%, 7/2/12, Prerefunded
            at 100% of Par (MBIA)(1)                                         1,094
     1,000  Sunrise Utility System Rev., 5.20%, 10/1/22 (Ambac)              1,090
       400  Tampa Guaranteed Entitlement Rev., 6.00%, 10/1/18 (Ambac)          457
     1,000  Tampa Water & Sewer Rev., 6.00%, 10/1/17 (FSA)                   1,185
                                                                          --------
                                                                            22,141
                                                                          --------
GEORGIA -- 0.8%
     2,100  Douglasville-Douglas County Water & Sewer Auth. Rev.,
            5.00%, 6/1/22 (MBIA)(2)                                          2,248
     1,250  Fulton County Development Auth. Rev., Series 2001 A,
            (TUFF/Atlanta Housing, LLC Project at Georgia State
            University), 5.50%, 9/1/18 (Ambac)(2)                            1,353
       255  Georgia Municipal Electric Power Auth. Rev., Series 1991
            V, 6.50%, 1/1/09, Prerefunded at 100% of Par (MBIA-IBC/GO
            of Participants)(1)                                                260
        20  Georgia Municipal Electric Power Auth. Rev., Series 1991
            V, 6.50%, 1/1/11, Prerefunded at 100% of Par (MBIA-IBC)(1)          21
       615  Georgia Municipal Electric Power Auth. Rev., Series 1991
            V, 6.50%, 1/1/12 (MBIA-IBC)                                        658
       110  Georgia Municipal Electric Power Auth. Rev., Series 1991
            V, 6.50%, 1/1/12 (MBIA-IBC)(1)                                     120
     2,185  Paulding County GO, (Courthouse - Government Complex),
            5.00%, 2/1/32 (FGIC)                                             2,286
                                                                          --------
                                                                             6,946
                                                                          --------

Principal Amount  ($ IN THOUSANDS)                                           Value

GUAM -- 0.5%
   $ 2,500  Guam Government GO, Series 2007 A, 5.00%, 11/15/23(2)          $ 2,380
     2,500  Guam Government GO, Series 2007 A, 5.125%, 11/15/27(2)           2,358
                                                                          --------
                                                                             4,738
                                                                          --------
HAWAII -- 0.2%
     1,000  Honolulu City & County GO, Series 2007 A, 5.00%, 7/1/19
            (FSA)(2)                                                         1,087
       500  Maui County GO, Series 2000 A, 6.50%, 3/1/10, Prerefunded
            at 101% of Par (FGIC)(1)                                           540
                                                                          --------
                                                                             1,627
                                                                          --------
IDAHO -- 0.1%
     1,000  Blaine County Hailey School District No. 61 GO, 5.00%,
            7/30/10 (Ambac/School Bond Guarantee)(2)                         1,048
                                                                          --------
ILLINOIS -- 3.7%
     2,000  Bedford Park GO, Series 2004 A, 5.25%, 12/15/20 (FSA)(2)         2,178
     4,000  Chicago O'Hare International Airport Rev., Series 1993 A,
            (Senior Lien), 5.00%, 1/1/12 (MBIA-IBC)(2)                       4,223
     1,015  City of Chicago Rev., Series 2006 A, 5.00%, 11/1/13
            (Ambac)(2)                                                       1,100
     4,915  Cook County Township High School District No. 211 GO,
            (Palatine & Schaumburg Townships), 5.00%, 12/1/10 (FSA)(2)       5,163
     2,000  Illinois Dedicated Tax Rev., (Civic Center), 6.25%,
            12/15/20 (Ambac)(2)                                              2,369
       595  Illinois Development Finance Auth. Rev., Series 2001 B,
            (Midwestern University), 5.00%, 5/15/08                            599
       655  Illinois Development Finance Auth. Rev., Series 2001 B,
            (Midwestern University), 5.125%, 5/15/10                           677
       400  Illinois Development Finance Auth. Rev., Series 2001 B,
            (Midwestern University), 5.75%, 5/15/11, Prerefunded at
            101% of Par(1)                                                     436
     1,775  Illinois Finance Auth. Student Housing Rev., Series 2006
            B, (Educational Advancement Fund, Inc.), 5.00%, 5/1/09           1,784

------
18

Tax-Free Bond

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 2,785  Illinois Finance Auth. Student Housing Rev., Series 2006
            B, (Educational Advancement Fund, Inc.), 5.00%, 5/1/11         $ 2,813
     1,140  Illinois Health Facilities Auth. Rev., Series 1992 C,
            (Evangelical Hospital), 6.75%, 4/15/12(1)(2)                     1,232
     1,000  Illinois Regional Transportation Auth. Rev., Series 1990
            A, 7.20%, 11/1/20 (Ambac)                                        1,230
       930  Kane County Community Unit School District No. 304 GO,
            6.20%, 1/1/24 (FSA)                                              1,060
     1,035  Ogle Lee & De Kalb Counties Township High School District
            No. 212 GO, 6.00%, 12/1/11, Prerefunded at 100% of Par
            (MBIA)(1)                                                        1,141
     1,145  Ogle Lee & De Kalb Counties Township High School District
            No. 212 GO, 6.00%, 12/1/11, Prerefunded at 100% of Par
            (MBIA)(1)                                                        1,263
        75  Ogle Lee & De Kalb Counties Township High School District
            No. 212 GO, 6.00%, 12/1/18 (MBIA)                                   82
     1,000  Southwestern Illinois Development Auth. Rev., (Triad
            School District No. 2), 5.00%, 10/1/18 (MBIA/GO of
            District)                                                        1,084
     1,250 Town of Cicero GO, Series 2005 A, 5.25%, 1/1/20 (XLCA)(2) 1,345 1,000
     Town of Cicero GO, Series 2005 A, 5.25%, 1/1/21 (XLCA)(2) 1,072 1,000
     University of Illinois COP, (Utility Infrastructure),
            5.75%, 8/15/08 (MBIA)                                            1,016
     1,000  University of Illinois COP, Series 2006 A, (Academic
            Facilities), 5.00%, 3/15/16 (Ambac)                              1,085
                                                                          --------
                                                                            32,952
                                                                          --------
INDIANA -- 4.3%
    25,000  Franklin Economic Development Rev., (The Franklin United
            Methodist Home, Inc.), VRDN, 6.25%, 12/6/07 (RADIAN)
            (SBBPA: Fifth Third Bank)(2)                                    25,000
     1,000  Hamilton Southeastern Consolidated School Building Corp.
            Rev., (Hamilton County), 4.25%, 7/15/20 (FSA/State Aid
            Withholding)(2)                                                  1,006

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 1,520  Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/17
            (FSA)(2)                                                       $ 1,654
     1,600  Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/18
            (FSA)(2)                                                         1,731
     1,680  Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/19
            (FSA)(2)                                                         1,806
       220  Indiana Transportation Finance Auth. Rev., Series 1990 A,
            7.25%, 6/1/11, Prerefunded at 100% of Par(1)                       240
       780  Indiana Transportation Finance Auth. Rev., Series 1990 A,
            7.25%, 6/1/15                                                      918
     1,435  Indianapolis Local Public Improvement Bond Bank Rev.,
            Series 2002 A, 5.00%, 7/1/12 (MBIA)(2)                           1,533
     1,500  Mount Vernon of Hancock County Multi-School Building Corp.
            Rev., Series 2001 B, (First Mortgage), 5.75%, 7/15/11,
            Prerefunded at 100% of Par (Ambac)(1)(2)                         1,627
     1,650  Valparaiso Middle Schools Building Corp. Rev., (First
            Mortgage), 5.75%, 7/15/11, Prerefunded at 100% of Par
            (FGIC)(1)                                                        1,790
     1,000  Zionsville Community Schools Building Corp., (First
            Mortgage), 5.75%, 1/15/12, Prerefunded at 100% of Par
            (FGIC/State Aid Withholding)(1)                                  1,094
                                                                          --------
                                                                            38,399
                                                                          --------
IOWA -- 0.6%
     2,000  Iowa Finance Auth. Health Facilities Development Rev.,
            Series 2006 A, (Care Initiatives), 5.25%, 7/1/14(2)              2,054
     1,485  Iowa Finance Auth. Rev., Series 2006 A, (Development Care
            Initiatives), 5.25%, 7/1/13(2)                                   1,526
     1,690  Iowa Finance Auth. Rev., Series 2006 A, (Development Care
            Initiatives), 5.25%, 7/1/16(2)                                   1,727
                                                                          --------
                                                                             5,307
                                                                          --------

------
19

Tax-Free Bond

Principal Amount  ($ IN THOUSANDS)                                           Value

KANSAS -- 0.3%
   $ 1,280  Wichita Hospital Facilities Rev., Series 2001 III, 5.25%,
            11/15/13                                                       $ 1,347
     1,195  Wichita Hospital Facilities Rev., Series 2001 III, 5.50%,
            11/15/16                                                         1,258
                                                                          --------
                                                                             2,605
                                                                          --------
LOUISIANA -- 2.1%
     1,495  City of Monroe Sales Tax Increment Rev., (Tower Drive
            Economic Development) 5.00%, 3/1/21 (RADIAN)(2)                  1,498
     1,740  Louisiana Local Government Environmental Facilities &
            Community Development Auth. Rev., (Ascension Parish
            Library), 5.25%, 4/1/23 (Ambac)                                  1,856
     5,000  Louisiana Local Government Environmental Facilities &
            Community Development Auth. Rev., (Recreational
            Facilities, Inc.), 5.25%, 10/1/27 (Ambac)(2)                     5,342
     1,105  Louisiana Public Facilities Auth. Rev., Series 2006 A,
            (Black & Gold Facilities), 4.00%, 7/1/13 (CIFG)(2)               1,117
     1,205  Louisiana Public Facilities Auth. Rev., Series 2006 A,
            (Black & Gold Facilities), 5.00%, 7/1/15 (CIFG)(2)               1,287
     1,465  Louisiana Public Facilities Auth. Rev., Series 2007 A,
            (Black & Gold Facilities), 5.00%, 7/1/22 (CIFG)(3)               1,512
     6,000  Louisiana Public Facilities Auth. Rev., Series 2007 A,
            (Black & Gold Facilities), 5.00%, 7/1/32 (CIFG)(3)               6,074
                                                                          --------
                                                                            18,686
                                                                          --------
MAINE -- 0.4%
     3,000  Maine Health & Higher Educational Facilities Auth. Rev.,
            Series 2007 B, 5.00%, 7/1/37 (FGIC)                              3,119
                                                                          --------
MARYLAND -- 2.5%
    10,000  Maryland GO, First Series 2005 A, (State and Local
            Facilities Loan), 5.25%, 2/15/15(2)                             11,167
    10,000  Maryland GO, Second Series 2005 A, (State and Local
            Facilities Loan), 5.00%, 8/1/11(2)                              10,623
                                                                          --------
                                                                            21,790
                                                                          --------

Principal Amount  ($ IN THOUSANDS)                                           Value

MASSACHUSETTS -- 2.2%
   $10,000  Commonwealth of Massachusetts GO, Series 2002 C,
            (Consolidated Loan of 2002), 5.50%, 11/1/12 (FSA)(2)          $ 10,989
     1,410  Massachusetts Development Finance Agency Rev., Series 2007
            A, 5.00%, 10/1/25 (MBIA)(2)                                      1,495
     1,550  Massachusetts Development Finance Agency Rev., Series 2007
            A, 5.00%, 10/1/27 (MBIA)(2)                                      1,636
     1,855  Massachusetts Development Finance Agency Rev., Series 2007
            C, 5.00%, 10/1/17(2)                                             1,922
     2,500  Massachusetts GO, Series 2006 D, 5.00%, 8/1/14(2)                2,722
       760  Massachusetts Health & Educational Facilities Auth. Rev.,
            Series 1992 F, 6.25%, 7/1/12 (Ambac)                               810
                                                                          --------
                                                                            19,574
                                                                          --------
MICHIGAN -- 4.6%
     3,500  Detroit GO, Series 2004 A-1, 5.25%, 4/1/23 (Ambac)(2)            3,699
     1,485  Grand Valley State University Rev., 5.75%, 12/1/10,
            Prerefunded at 100% of Par (FGIC)(1)(2)                          1,591
     1,265  Kalamazoo Public Schools GO, 4.00%, 5/1/13 (FSA)(2)              1,302
     1,545  Kalamazoo Public Schools GO, 5.25%, 5/1/16 (FSA)(2)              1,720
     5,000  Michigan Building Auth. Rev., Series 2003 I, (Facilities
            Program), 5.25%, 10/15/11 (FSA)(2)                               5,355
     2,345  Michigan Higher Education Facilities Auth. Rev., (Limited
            Obligation -- Hillsdale College), 5.00%, 3/1/26                  2,380
     1,450  Michigan Higher Education Facilities Auth. Rev., (Limited
            Obligation -- Kalamazoo College), 5.00%, 12/1/33                 1,454
     1,070  Pontiac City School District GO, 5.00%, 5/1/13 (XLCA)            1,153
     1,110  Pontiac City School District GO, 5.00%, 5/1/14 (XLCA)            1,206
     1,260  Pontiac City School District GO, 5.00%, 5/1/15 (XLCA)            1,376
     1,425  Pontiac City School District GO, 5.00%, 5/1/16 (XLCA)            1,559
     1,595  Pontiac City School District GO, 5.00%, 5/1/17 (XLCA)            1,735

------
20

Tax-Free Bond

Principal Amount  ($ IN THOUSANDS)                                           Value

     $ 575  Taylor GO, 5.00%, 9/1/11 (MBIA)                                  $ 610
     2,010  Wayne Charter County Airport Rev., Series 2002 C, 5.00%,
            12/1/11 (FGIC)                                                   2,117
     2,215  Wayne Charter County Airport Rev., Series 2002 C, 5.375%,
            12/1/13 (FGIC)                                                   2,380
     2,335  Wayne Charter County Airport Rev., Series 2002 C, 5.375%,
            12/1/14 (FGIC)                                                   2,501
     3,000  Wayne County Airport Auth. Rev., (Detroit Metropolitan
            Airport), 5.00%, 12/1/18 (FGIC)                                  3,206
     2,000  Wayne County Airport Auth. Rev., (Detroit Metropolitan
            Airport), 5.00%, 12/1/19 (FGIC)                                  2,125
     2,895  Wayne County Airport Auth. Rev., (Detroit Metropolitan
            Airport), 5.00%, 12/1/21 (FGIC)                                  3,048
                                                                          --------
                                                                            40,517
                                                                          --------
MINNESOTA -- 0.3%
     1,500  Minnesota Higher Education Facilities Auth. Rev., Series
            2005-6G, (Saint John University), 5.00%, 10/1/12                 1,579
     1,000  Minnesota Municipal Electric Power Agency Rev., 5.00%,
            10/1/27(3)                                                       1,043
                                                                          --------
                                                                             2,622
                                                                          --------
MISSISSIPPI -- 2.1%
     1,150  Harrison County School District GO, 5.00%, 10/1/24 (FSA)(2)      1,225
     1,000  Mississippi Development Bank Special Obligation Rev.,
            (Pearl Capital Projects and Equipment Prepayment), 5.25%,
            7/1/26 (FSA)(2)                                                  1,061
     1,550  Mississippi Development Bank Special Obligation Rev.,
            (Scott County Public Improvement), 5.00%, 11/1/25
            (Ambac)(2)                                                       1,629
     1,510  Mississippi Development Bank Special Obligation Rev.,
            (Scott County Public Improvement), 5.00%, 11/1/27
            (Ambac)(2)                                                       1,579
     1,565  Mississippi Development Bank Special Obligation Rev.,
            Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/15
            (Ambac)(2)                                                       1,712

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 1,645  Mississippi Development Bank Special Obligation Rev.,
            Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/16
            (Ambac)(2)                                                     $ 1,801
     1,000  Mississippi Development Bank Special Obligation Rev.,
            Series 2006 A, (Municipal Energy Agency Power Supply),
            5.00%, 3/1/17 (XLCA)(2)                                          1,061
     4,620  Mississippi Development Bank Special Obligation Rev.,
            Series 2007 A, 5.00%, 7/1/19 (Ambac)(2)                          5,061
     1,195  University of Southern Mississippi Rev., Series 2006 A,
            5.00%, 3/1/17 (FSA)                                              1,299
     1,940  University of Southern Mississippi Rev., Series 2006 A,
            5.00%, 3/1/18 (FSA)                                              2,100
                                                                          --------
                                                                            18,528
                                                                          --------
MISSOURI -- 1.8%
     1,425  Jackson County Public Building Corp. Rev., Series 2006 A,
            (Capital Improvements), 5.00%, 12/1/15 (MBIA)                    1,561
     2,775  Missouri Development Finance Board, Series 2000 A,
            (Midtown Redevelopment), 5.75%, 4/1/10, Prerefunded at
            100% of Par (MBIA)(1)(2)                                         2,929
     2,415  Missouri Health & Educational Facilities Auth. Rev.,
            Series 1998 A, (Park Lane Medical Center), 5.60%, 1/1/15
            (MBIA)(1)(2)                                                     2,572
     3,145  Missouri Joint Municipal Electric Utility Commission Rev.,
            (Plum Point), 5.00%, 1/1/16 (MBIA)(2)                            3,403
     3,030  Missouri State Highways & Transit Commission Rev., Series
            2006 A, 5.00%, 5/1/13(2)                                         3,282
     1,000  Platte County Industrial Development Auth. Transportation
            Rev., (Zona Rosa Retail Project), 5.00%, 12/1/32 (CNTY GTD)      1,032
     1,000  St. Louis Municipal Finance Corp. Rev., Series 2006 A,
            (Carnahan Courthouse), 4.00%, 2/15/17 (Ambac)                    1,014
                                                                          --------
                                                                            15,793
                                                                          --------

------
21

Tax-Free Bond

Principal Amount  ($ IN THOUSANDS)                                           Value

NEBRASKA -- 0.7%
   $ 3,260  Omaha Public Power District Electric System Rev., Series
            2007 A, 4.00%, 2/1/18                                          $ 3,253
     3,000  Omaha Public Power District Electric System Rev., Series
            2007 A, 5.00%, 2/1/21                                            3,191
                                                                          --------
                                                                             6,444
                                                                          --------
NEVADA -- 0.6%
     1,410  Clark County Economic Development Rev., (University of
            Southern Nevada), 5.00%, 4/1/27 (RADIAN)(2)                      1,362
     1,550  Reno Sales and Room Tax Rev., (ReTrac-Reno Transportation
            Rail Access Corridor), 5.50%, 6/1/12, Prerefunded at 100%
            of Par (Ambac)(1)                                                1,692
     1,865  Reno Sales and Room Tax Rev., (ReTrac-Reno Transportation
            Rail Access Corridor), 5.50%, 6/1/12, Prerefunded at 100%
            of Par (Ambac)(1)                                                2,036
                                                                          --------
                                                                             5,090
                                                                          --------
NEW HAMPSHIRE -- 1.9%
     9,890  New Hampshire Health & Education Facilities Auth. Rev.,
            (Wentworth-Douglass Hospital), VRDN, 6.00%, 12/3/07
            (RADIAN) (SPPBA: Fleet National Bank)                            9,890
     1,660  New Hampshire Health & Education Facilities Auth. Rev.,
            Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/11(2)            1,703
       680  New Hampshire Health & Education Facilities Auth. Rev.,
            Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/12                 698
     1,030  New Hampshire Health & Education Facilities Auth. Rev.,
            Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/13               1,059
     3,000  New Hampshire Health & Education Facilities Auth. Rev.,
            Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/18               3,030
                                                                          --------
                                                                            16,380
                                                                          --------
NEW JERSEY -- 4.0%
     4,235  New Jersey Transit Corporation COP, 5.00%, 10/1/12 (FSA)(2)      4,520
     5,595  New Jersey Transit Corporation COP, 5.00%, 10/1/13 (FSA)(2)      6,025

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 7,400  New Jersey Transportation Trust Fund Auth. Rev., Series
            2004 B, 5.25%, 12/15/12 (FGIC)(2)                              $ 8,038
    15,000  New Jersey Transportation Trust Fund Auth. Rev., Series
            2006 A, 5.25%, 12/15/20(2)                                      16,689
                                                                          --------
                                                                            35,272
                                                                          --------
NEW MEXICO -- 1.9%
     2,340  City of Clayton Rev., (Jail Project), 5.00%, 11/1/10
            (CIFG)(2)                                                        2,432
     6,675  Los Alamos County Inc. Rev., Series 2004 A, 5.00%, 7/1/11
            (FSA)(2)                                                         7,064
     1,425  New Mexico Finance Auth. Rev., Series 2007 E, (Senior Lien
            Public Project Revolving Fund), 5.00%, 6/1/21 (MBIA)             1,528
     1,925  New Mexico Finance Auth. Rev., Series 2007 E, (Senior Lien
            Public Project Revolving Fund), 5.00%, 6/1/25 (MBIA)             2,030
     2,150  New Mexico Finance Auth. Rev., Series 2007 E, (Senior Lien
            Public Project Revolving Fund), 5.00%, 6/1/29 (MBIA)             2,255
     1,415  San Juan County Gross Receipts Tax Rev., Series 2001 A,
            5.75%, 9/15/11, Prerefunded at 101% of Par (Ambac)(1)            1,552
                                                                          --------
                                                                            16,861
                                                                          --------
NEW YORK -- 3.1%
     2,975  City of New York GO, Series 2002 B, 5.25%, 8/1/09 (CIFG)         3,068
     2,885  City of New York GO, Series 2002 C, 5.25%, 8/1/09 (CIFG)         2,975
     5,000  City of New York GO, Series 2003 I, 5.75%, 3/1/13,
            Prerefunded at 100% of Par(1)(2)                                 5,592
     5,195  City of New York GO, Series 2004 D, 5.00%, 11/1/17 (FSA)(2)      5,643
     4,000  City of New York GO, Series 2006 J1, 5.00%, 6/1/18               4,258
     2,000  New York City Transitional Finance Auth. Rev., Series 2005
            A1, 5.00%, 11/1/10                                               2,102
     1,440  New York Dormitory Auth. Rev., Series 1990 A, (UNIC
            Educational Facilities), 7.50%, 5/15/13 (MBIA-IBC)               1,727

------
22

Tax-Free Bond

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 1,000  New York Dormitory Auth. Rev., Series 2005 F, 5.00%,
            3/15/12 (FSA)                                                  $ 1,067
     1,000  Niagara Falls Bridge Commission Toll Rev., Series 1993 B,
            5.25%, 10/1/15 (FGIC)                                            1,074
                                                                          --------
                                                                            27,506
                                                                          --------
NORTH CAROLINA -- 2.7%
     1,000  Charlotte Airport Rev., Series 2004 A, 5.25%, 7/1/24
            (MBIA)(2)                                                        1,054
     2,060  Greensboro Rev., (Combined Enterprise System), 5.25%,
            6/1/20(2)                                                        2,330
     2,095  North Carolina Capital Facilities Finance Agency Student
            Housing Rev., Series 2004 B, (The NCA&T University
            Foundation, LLC), VRDN, 6.00%, 12/6/07 (RADIAN) (SBBPA:
            Wachovia Bank N.A.)                                              2,095
     3,190  North Carolina Medical Care Commission Hospital Rev.,
            (Wilson Medical Center), 5.25%, 11/1/18                          3,382
     4,150  North Carolina Medical Care Commission Hospital Rev.,
            Series 2004 A, (Health Care Housing - ARC Projects),
            5.50%, 10/1/24                                                   4,206
     2,500  North Carolina Medical Care Commission Retirement
            Facilities Rev., Series 2007 A, (Southminster), 5.625%,
            10/1/27                                                          2,469
     1,000  North Carolina Municipal Power Agency No. 1 Catawba
            Electric Rev., 6.00%, 1/1/10 (MBIA)                              1,056
     2,000  North Carolina Municipal Power Agency No. 1 Catawba
            Electric Rev., Series 2003 A, 5.50%, 1/1/13                      2,134
     5,000  University of North Carolina at Chapel Hill Rev., 5.00%,
            12/1/36(3)                                                       5,276
                                                                          --------
                                                                            24,002
                                                                          --------
NORTH DAKOTA -- 0.2%
     1,500  Grand Forks Health Care System Rev., (Altru Health System
            Obligation Group), 7.125%, 8/15/10, Prerefunded at 101% of
            Par(1)(2)                                                        1,657
                                                                          --------

Principal Amount  ($ IN THOUSANDS)                                           Value

OHIO -- 3.1%
   $10,000  Buckeye Tobacco Settlement Financing Auth. Rev., Series
            2007 A-2, (Asset-Backed Senior Current Interest Turbo
            Term), 6.50%, 6/1/47(2)                                       $ 10,302
     1,150  Mad River Local School District GO, (Classroom
            Facilities), 5.75%, 12/1/12, Prerefunded at 100% of Par
            (FGIC)(1)(2)                                                     1,280
     1,700  Milford Exempt Village School District GO, (School
            Improvement), 6.00%, 12/1/11, Prerefunded at 100% of Par
            (FSA)(1)(2)                                                      1,874
     1,005  Ohio GO, Series 2005 A, (Infrastructure Improvement),
            5.00%, 9/1/11                                                    1,067
     1,365  Ohio GO, Series 2005 A, (Infrastructure Improvement),
            5.00%, 9/1/12                                                    1,466
       750  Ohio Higher Educational Facility Commission Rev., Series
            1990 B, (Case Western Reserve University), 6.50%, 10/1/20          909
     5,895  Ohio Water Development Auth. Rev., (Water Pollution
            Control Loan Fund), 5.00%, 12/1/13(2)                            6,420
     1,505  Summit County GO, 5.75%, 12/1/12, Prerefunded at 101% of
            Par (FGIC)(1)                                                    1,688
     1,550  Tri Valley Local School District GO, 5.75%, 6/1/12,
            Prerefunded at 100% of Par (FGIC)(1)                             1,709
       300  Trumbull County Health Care Facilities Rev., (Shepherd of
            the Valley Lutheran Retirement Services, Inc.), VRDN,
            5.15%, 12/3/07 (RADIAN) (SBBPA: Fleet National Bank)               300
                                                                            27,015
                                                                          --------
OKLAHOMA -- 1.5%
     1,000  Comanche County Hospital Auth. Rev., 5.00%, 7/1/11
            (RADIAN)(2)                                                      1,027
     1,525  Comanche County Hospital Auth. Rev., 5.00%, 7/1/12
            (RADIAN)(2)                                                      1,569
     1,730  Durant Community Facilities Auth. GO, 5.75%, 11/1/24
            (XLCA)(2)                                                        1,909

------
23

Tax-Free Bond

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 1,300  Oklahoma County Finance Auth. Rev., (Western Heights
            Public Schools), 4.00%, 9/1/10 (Assured Guaranty)              $ 1,326
     1,610  Pottawatomie County Facilities Auth. Rev., (Shawnee Public
            Schools), 5.00%, 9/1/13                                          1,680
     1,730  Pottawatomie County Facilities Auth. Rev., (Shawnee Public
            Schools), 5.00%, 9/1/14                                          1,800
     1,710  Pottawatomie County Facilities Auth. Rev., (Shawnee Public
            Schools), 5.00%, 9/1/15                                          1,773
     2,130  Pottawatomie County Facilities Auth. Rev., (Shawnee Public
            Schools), 5.00%, 9/1/16                                          2,201
                                                                          --------
                                                                            13,285
                                                                          --------
OREGON -- 1.0%
     2,015  Clackamas County School District No. 62 GO, 5.50%, 6/15/10
            (School Bond Guarantee)(2)                                       2,126
     2,000  Cow Creek Band of Umpqua Tribe of Indians Rev., Series
            2006 C, 5.625%, 10/1/26 (Acquired 6/9/06, Cost $2,000)(4)        1,940
     4,750  Tri-County Metropolitan Transportation District Rev.,
            (Payroll Tax & Grant Receipt), 4.00%, 5/1/14 (MBIA)(2)           4,783
                                                                          --------
                                                                             8,849
                                                                          --------
PENNSYLVANIA -- 5.9%
     2,250  Allegheny County Industrial Development Auth. Rev.,
            (Residential Resources, Inc.), 4.75%, 9/1/14                     2,263
     2,500  Allegheny County Redevelopment Auth. Tax Allocation,
            (Pittsburgh Mills), 5.10%, 7/1/14                                2,508
     1,150  Central Dauphin School District GO, 7.00%, 2/1/16,
            Prerefunded at 100% of Par (MBIA/State Aid
            Withholding)(1)(2)                                               1,425
    15,805  City of Pittsburgh GO, Series 2006 B, 5.25%, 9/1/16
            (FSA)(2) 17,662 1,160 City of Scranton Parking Auth. Rev., 5.00%,
     6/1/17 (RADIAN) 1,194 2,580 East Stroudsburg Area School District GO,
     7.75%, 9/1/16,
            Prerefunded at 100% of Par (FSA/State Aid Withholding)(1)        3,370

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 1,155  Exeter Township GO, 5.25%, 7/15/15 (Ambac)(2)                  $ 1,282
     1,830  Exeter Township GO, 5.30%, 7/15/19 (Ambac)(2)                    2,059
     5,000  Geisinger Auth. Health System Rev., VRDN, 4.06%, 2/1/08,
            resets quarterly at 67% of the 3-month LIBOR plus 0.77%
            with no caps(2)                                                  5,000
     1,000  Oxford Area School District GO, Series 2001 A, 5.50%,
            2/15/12, Prerefunded at 100% of Par (FGIC/State Aid
            Withholding)(1)                                                  1,087
     1,125  Pennsylvania GO, 5.375%, 7/1/18 (FSA)                            1,278
     1,000  Pennsylvania Higher Educational Facilties Auth. Rev.,
            (Philadelphia University), 5.00%, 6/1/22                         1,012
     2,975  Philadelphia School District GO, Series 2002 A, 5.25%,
            2/1/11 (FSA/State Aid Withholding)                               3,154
     2,570  Scranton Parking Auth. Rev., 5.00%, 6/1/22 (RADIAN)              2,597
     1,300  Scranton Parking Auth. Rev., 5.25%, 6/1/27 (RADIAN)              1,319
     4,500  Westmoreland County Municipal Auth. Rev., 5.25%, 8/15/15,
            Prerefunded at 100% of Par (FSA)(1)                              5,029
                                                                          --------
                                                                            52,239
                                                                          --------
PUERTO RICO -- 2.2%
     2,500  Puerto Rico GO, Series 2006 A, 5.25%, 7/1/22                     2,586
     3,000  Puerto Rico GO, Series 2006 A, 5.25%, 7/1/26                     3,063
     5,000  Puerto Rico GO, Series 2006 B, 5.25%, 7/1/17(2)                  5,298
       575  Puerto Rico Highway & Transportation Auth. Rev., Series
            2007 CC, 5.00%, 7/1/14                                             606
     2,000  Puerto Rico Infrastructure Financing Auth. Special Tax
            Rev., Series 2006 B, 5.00%, 7/1/13                               2,097
     3,700  Puerto Rico Municipal Finance Agency GO, Series 2005 A,
            5.00%, 8/1/11                                                    3,856
     2,000  Puerto Rico, Series 2006 B, 5.00%, 12/1/16                       2,101
                                                                          --------
                                                                            19,607
                                                                          --------

------
24

Tax-Free Bond

Principal Amount  ($ IN THOUSANDS)                                           Value

RHODE ISLAND -- 0.5%
   $ 1,000  Cranston GO, 6.375%, 11/15/09, Prerefunded at 101% of Par
            (FGIC)(1)(2)                                                   $ 1,068
     2,000  Rhode Island Depositors Economic Protection Corp. Special
            Obligation Rev., Series 1993 A, 6.25%, 8/1/16 (MBIA)(1)          2,388
     1,265  Rhode Island Health & Educational Building Corp., 5.00%,
            10/1/17 (RADIAN)                                                 1,287
                                                                          --------
                                                                             4,743
                                                                          --------
SOUTH CAROLINA -- 3.2%
     5,455  Charleston Educational Excellence Finance Corp. Rev.,
            (Charleston County School District), 5.00%, 12/1/19(2)           5,778
     1,700  Florence Water & Sewer Rev., 7.50%, 3/1/18 (Ambac)(2)            1,860
     1,060  Kershaw County Rev., (School Improvements), 5.00%, 12/1/17
            (CIFG)(2) 1,129 2,260 Kershaw County Rev., (School Improvements),
     5.00%, 12/1/18
            (CIFG)(2) 2,394 2,000 Kershaw County Rev., (School Improvements),
     5.00%, 12/1/19
            (CIFG)(2) 2,107 3,000 Kershaw County Rev., (School Improvements),
     5.00%, 12/1/20
            (CIFG)(2)                                                        3,147
     2,300  Lancaster Educational Assistance Program Inc. Rev.,
            (School District Lancaster County), 5.00%, 12/1/26(2)            2,275
     3,500  Laurens County School District No. 55 Rev., 5.25%,
            12/1/30(2)                                                       3,509
       625  Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19
            (FGIC)(1)                                                          789
       875  Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (FGIC)       1,079
       140  Piedmont Municipal Power Agency Rev., Series 1991 A,
            6.50%, 1/1/16 (FGIC)(1)                                            168
       375  Piedmont Municipal Power Agency Rev., Series 1991 A,
            6.50%, 1/1/16 (FGIC)                                               445
       485  Piedmont Municipal Power Agency Rev., Series 1991 A,
            6.50%, 1/1/16 (FGIC)(1)                                            583

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 1,095  Spartanburg County Health Services District Inc. Hospital
            Rev., 5.50%, 4/15/16 (FSA)                                     $ 1,166
     1,345  Sumter Waterworks and Sewer System Improvement Rev.,
            5.00%, 12/1/22 (XLCA)                                            1,442
                                                                          --------
                                                                            27,871
                                                                          --------
TENNESSEE -- 0.4%
     3,730  Chattanooga Health Educational & Housing Facility Board
            Rev., Series 2005 A, (Campus Development Foundation, Inc.
            Phase I LLC), 5.00%, 10/1/15                                     3,755
                                                                          --------
TEXAS -- 5.6%
     1,000  Canadian River Municipal Water Auth. Rev., (Conjunctive
            Use Groundwater), 5.00%, 2/15/19 (Ambac)                         1,072
     2,035  Cash Special Utility District Rev., 5.25%, 9/1/24 (MBIA)(2)      2,168
       340  Clint Independent School District GO, (Unlimited Tax
            School Building and Refunding Bonds), 6.00%, 2/15/11,
            Prerefunded at 100% of Par (PSF-GTD)(1)                            368
     1,475  Clint Independent School District GO, (Unlimited Tax
            School Building and Refunding Bonds), 6.00%, 2/15/17
            (PSF-GTD)(2)                                                     1,591
       500  Corpus Christi Independent School District GO, 4.00%,
            8/15/13 (PSF-GTD)                                                  500
     2,000  Donna Independent School District GO, 5.00%, 2/15/15
            (PSF-GTD)(2)                                                     2,180
     1,115  Edcouch-Elsa Independent School District GO, 5.00%,
            2/15/14 (PSF-GTD)(2)                                             1,209
       400  Garza County Public Facility Corp. Rev., 4.75%, 10/1/08            400
       420  Garza County Public Facility Corp. Rev., 4.75%, 10/1/09            420
       585  Garza County Public Facility Corp. Rev., 4.75%, 10/1/10            585
       610  Garza County Public Facility Corp. Rev., 5.00%, 10/1/11            614
     2,015  Garza County Public Facility Corp. Rev., 5.00%, 10/1/13(2)       2,016
     1,115  Garza County Public Facility Corp. Rev., 5.25%, 10/1/14(2)       1,129
     1,225  Garza County Public Facility Corp. Rev., 5.25%, 10/1/15(2)       1,236

------
25

Tax-Free Bond

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 1,145  Garza County Public Facility Corp. Rev., 5.25%, 10/1/16(2)     $ 1,152
     1,000  Garza County Public Facility Corp. Rev., 5.50%, 10/1/16(2)       1,023
     1,000  Gregg County Health Facilities Development Corp. Rev.,
            Series 2006 A, (Good Shepherd Medical Center), 5.00%,
            10/1/16(2)                                                       1,021
       655  Harris County Housing Finance Corporation Rev., (Las
            Americas Apartments), 4.90%, 3/1/11 (FNMA)                         666
     2,300  Hays Consolidated Independent School District GO, 5.20%,
            8/15/11 (PSF-GTD)(5)                                             2,019
       700  Hays Consolidated Independent School District GO, 5.20%,
            8/15/11 (PSF-GTD)(1)(5)                                            615
     1,750  Hidalgo County GO, 5.50%, 8/15/12, Prerefunded at 100% of
            Par (FGIC)(1)(2)                                                 1,917
     1,295  Hidalgo County GO, 5.50%, 8/15/12, Prerefunded at 100% of
            Par (FGIC)(1)(2)                                                 1,419
     4,730  Houston Combined Utility System Rev., (First Lien), 5.00%,
            11/15/35 (FSA)(2)                                                4,911
     1,500  Houston Water & Sewer System Rev., Series 1997 C, (Junior
            Lien), 5.375%, 12/1/07, Prerefunded at 101% of Par
            (FGIC)(1)(2)                                                     1,515
     1,630  Live Oak GO, 5.25%, 8/1/22 (MBIA)(2)                             1,749
     1,000  Lubbock Health Facilities Development Corp. Rev.,
            (Lutheran Retirement), 6.00%, 3/20/29 (GNMA)(2)                  1,059
     1,740  Montgomery County GO, 5.50%, 3/1/14 (Ambac)(2)                   1,941
       550  Pasadena Independent School District GO, Series 2001 A,
            6.05%, 2/15/16 (PSF-GTD)                                           641
     1,500  Pearland Independent School District GO, 6.00%, 2/15/09,
            Prerefunded at 100% of Par (PSF-GTD)(1)                          1,548
     2,000  San Antonio Electric and Gas Rev., 7.10%, 2/1/09
            (FGIC)(1)(5)                                                     1,921
     2,120  Southside Independent School District GO, Series 2004 A,
            5.25%, 8/15/25 (PSF-GTD)                                         2,254

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 1,000  Tarrant County Cultural Education Facilities Finance Corp.
            Retirement Facility Rev., (Air Force Village Obligated
            Group), 5.00%, 5/15/16                                         $ 1,020
       650  Texas Public Finance Auth. Building Rev., (Technical
            College), 6.25%, 8/1/09 (MBIA)                                     671
     1,000  Texas Public Finance Auth. Charter School Finance Corp.
            Rev., Series 2006 A, (KIPP, Inc.), 5.25%, 2/15/14 (ACA)          1,017
     1,000  Travis County Health Facilities Development Corp. Rev.,
            Series 1999 A, (Ascension Health Credit), 5.875%,
            11/15/09, Prerefunded at 101% of Par (Ambac)(1)                  1,058
     1,265  West Oso Independent School District GO, 5.50%, 8/15/13,
            Prerefunded at 100% of Par (PSF-GTD)(1)                          1,404
     1,000  Williamson County GO, Series 2004 A, (Unlimited Tax Road &
            Refunding Bonds), 5.00%, 2/15/19 (MBIA)                          1,096
                                                                          --------
                                                                            49,125
                                                                          --------
U.S. VIRGIN ISLANDS -- 0.4%
     2,000  Virgin Islands Public Finance Auth. Rev., Series 1998 A,
            (Senior Lien), 5.20%, 10/1/09                                    2,040
     1,500  Virgin Islands Water & Power Auth. Electric System Rev.,
            Series 2007 A, 5.00%, 7/1/24                                     1,518
                                                                          --------
                                                                             3,558
                                                                          --------
UTAH -- 1.6%
     1,000  Salt Lake City Hospital Rev., Series 1988 A,
            (Intermountain Health Corporation), 8.125%, 5/15/15(1)           1,156
     1,495  Utah County Municipal Building Auth. Lease Rev., 5.00%,
            11/1/09 (Ambac)(1)                                               1,543
     1,820  Utah County Municipal Building Auth. Lease Rev., 5.25%,
            11/1/11, Prerefunded at 100% of Par (Ambac)(1)                   1,951
     1,915  Utah County Municipal Building Auth. Lease Rev., 5.25%,
            11/1/11, Prerefunded at 100% of Par (Ambac)(1)                   2,053
     1,000  Utah County Municipal Building Auth. Lease Rev., 5.50%,
            11/1/11, Prerefunded at 100% of Par (Ambac)(1)                   1,081

------
26

Tax-Free Bond

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 3,155  Utah State Board of Regents Hospital Rev., Series 2006 A,
            (University of Utah), 5.25%, 8/1/21 (MBIA)                     $ 3,475
     1,130  West Valley City Municipal Building Auth. Lease Rev.,
            Series 2002 A, 5.00%, 8/1/10 (Ambac)                             1,181
     1,305  West Valley City Utility Sales Tax Rev., Series 2001 A,
            5.50%, 7/15/11, Prerefunded at 100% of Par (MBIA)(1)             1,404
                                                                          --------
                                                                            13,844
                                                                          --------
VERMONT -- 0.5%
     4,290  University of Vermont & State Agricultural College GO,
            5.00%, 10/1/19 (Ambac)(2)                                        4,652
                                                                          --------
VIRGINIA -- 0.5%
     1,500  Fairfax County COP, 5.30%, 4/15/23(2)                            1,575
     1,115  Pittsylvania County GO, Series 2001 B, 5.75%, 3/1/18
            (MBIA/State Aid Withholding)                                     1,210
     1,510  Virginia Resources Auth. Infrastructure Rev., Series 2005
            C, (Virginia Pooled Financing Program), 5.00%, 11/1/30           1,577
                                                                          --------
                                                                             4,362
                                                                          --------
WASHINGTON -- 5.6%
     1,000  Benton County Public Utility District No. 1 Rev., Series
            2001 A, 5.625%, 11/1/19 (FSA)(2)                                 1,072
     1,000  Cowlitz County Kelso School District No. 458 GO, 5.75%,
            12/1/18 (FSA/School Bond Guarantee)(2)                           1,087
     1,750  Energy Northwest Rev., 4.75%, 7/1/20 (MBIA)                      1,816
     3,500  Energy Northwest Rev., Series 2002 A, (Columbia
            Generating), 5.75%, 7/1/18 (MBIA)(2)                             3,801
    10,000  Energy Northwest Rev., Series 2002 B, (Columbia
            Generating), 6.00%, 7/1/18 (Ambac)(2)                           10,963
     1,555  King County Lake Washington School District No. 414 GO,
            5.75%, 12/1/12, Prerefunded at 100% of Par(1)                    1,731

Principal Amount  ($ IN THOUSANDS)                                           Value

   $ 1,000  King County Public Hospital District No. 2 GO, (Evergreen
            Healthcare), 5.00%, 12/1/14 (MBIA)                             $ 1,080
     1,000  Kitsap County School District No. 303 Bainbridge Island
            GO, 5.00%, 12/1/17 (MBIA/School Bond Guarantee)                  1,087
     1,260  Mason County Shelton School District No. 309 GO, 5.625%,
            12/1/11, Prerefunded at 100% of Par (FGIC/School Bond
            Guarantee)(1)                                                    1,371
     1,000  Metropolitan Park District of Tacoma GO, 6.00%, 12/1/11,
            Prerefunded at 100% of Par (Ambac)(1)                            1,102
     1,120  Metropolitan Park District of Tacoma GO, 6.00%, 12/1/11,
            Prerefunded at 100% of Par (Ambac)(1)                            1,235
     6,715  Snohomish County Edmonds School District No. 15 GO, 5.00%,
            12/1/17 (FGIC/School Bond Guarantee)                             7,249
     1,720  University of Washington Rev., (Student Facilities Fee),
            5.875%, 6/1/10, Prerefunded at 101% of Par (FSA)(1)              1,844
     1,000  Washington GO, Series 1990 A, 6.75%, 2/1/15                      1,148
     1,935  Washington Higher Education Facilities Auth. Rev.,
            (Pacific Lutheran University), 5.00%, 11/1/22 (RADIAN)           1,921
     1,895  Washington Higher Education Facilities Auth. Rev.,
            (Pacific Lutheran University), 5.00%, 11/1/23 (RADIAN)           1,870
     1,290  Washington Higher Education Facilities Auth. Rev.,
            (Pacific Lutheran University), 5.00%, 11/1/24 (RADIAN)           1,265
     4,570  Washington Public Power Supply System Rev., Series 1998 A,
            (Nuclear Project No. 2), 5.00%, 7/1/12 (FSA)                     4,702
     1,500  Whitman County Pullman School District No. 267 GO, 5.625%,
            12/1/16 (FSA/School Bond Guarantee)                              1,635
     1,675  Yakima County School District No. 208 West Valley GO,
            5.00%, 12/1/18 (MBIA/School Bond Guarantee)                      1,816
                                                                          --------
                                                                            49,795
                                                                          --------

------
27

Tax-Free Bond

Principal Amount  ($ IN THOUSANDS)                                           Value

WISCONSIN -- 0.6%
   $ 1,990  Wisconsin Clean Water Rev., 6.875%, 6/1/11                     $ 2,155
     2,590  Wisconsin Health & Educational Facilities Auth. Rev.,
            (Aurora Medical Group), 6.00%, 11/15/10 (FSA)                    2,782
       750  Wisconsin Health & Educational Facilities Auth. Rev.,
            (Blood Center Southeastern), 5.75%, 6/1/34                         766
                                                                          --------
                                                                             5,703
                                                                          --------

Principal Amount  ($ IN THOUSANDS)                                           Value

TOTAL INVESTMENT SECURITIES -- 102.4%
(Cost $883,233)                                                           $905,254
                                                                          --------
OTHER ASSETS AND LIABILITIES -- (2.4)%                                    (21,070)
                                                                          --------
TOTAL NET ASSETS -- 100.0%                                                $884,184
                                                                          ========

Futures Contracts
                                                    (AMOUNTS IN THOUSANDS)
                              Expiration      Underlying Face     Unrealized Gain
    Contracts Purchased          Date         Amount at Value          (Loss)

   1,152  U.S. Treasury
          2-Year Notes        March 2008          $242,046             $(111)
                                                  ========            ========

                                                   (AMOUNTS IN THOUSANDS)
                             Expiration       Underlying Face     Unrealized Gain
      Contracts Sold            Date          Amount at Value          (Loss)

   721  U.S. Treasury
        10-Year Notes        March 2008           $81,619             $(1,198)
                                                 ========             ========

------
28

Tax-Free Bond

Notes to Schedule of Investments

ACA = American Capital Access

Ambac = Ambac Assurance Corporation

CIFG = CDC IXIS Financial Guaranty North America

COP = Certificates of Participation

CNTY GTD = County Guaranteed

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LIBOR = London Interbank Offered Rate

MBIA = MBIA Insurance Corporation

MBIA-IBC = MBIA Insured Bond Certificates

PSF-GTD = Permanent School Fund - Guaranteed

RADIAN = Radian Asset Assurance, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective November 30, 2007.

XLCA = XL Capital Ltd.

(1)  Escrowed to maturity in U.S. government securities or state and local government securities.

(2)  Security, or a portion thereof, has been segregated for futures contracts and/or when-issued securities.

(3)  When-issued security.

(4)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2007 was $1,940
     (in thousands), which represented 0.2% of total net assets.

(5)  Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

------
29

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2007 to November 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
30

                        Beginning                    Expenses Paid
                         Account        Ending      During Period*    Annualized
                          Value      Account Value     6/1/07 -         Expense
                          6/1/07       11/30/07        11/30/07         Ratio*
Tax-Free Money Market

ACTUAL

Investor Class            $1,000       $1,016.70         $2.57           0.51%

HYPOTHETICAL

Investor Class            $1,000       $1,022.45         $2.58           0.51%

Tax-Free Bond

ACTUAL

Investor Class            $1,000       $1,026.10         $2.48           0.49%

Institutional Class       $1,000       $1,027.20         $1.47           0.29%

Advisor Class             $1,000       $1,024.90         $3.75           0.74%

HYPOTHETICAL

Investor Class            $1,000       $1,022.55         $2.48           0.49%

Institutional Class       $1,000       $1,023.55         $1.47           0.29%

Advisor Class             $1,000       $1,021.30         $3.74           0.74%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
31

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS EXCEPT AS NOTED)
                                                           Tax-Free
                                                       Money Market  Tax-Free Bond
ASSETS

Investment securities, at value (cost of $274,803
and $883,233, respectively)                                $274,803       $905,254

Cash                                                          1,034             --

Receivable for investments sold                                  --          3,162

Receivable for capital shares sold                               --          1,027

Receivable for variation margin on futures contracts             --             99

Interest receivable                                           1,337         12,225

Prepaid portfolio insurance                                       8             --
                                                           --------       --------
                                                            277,182        921,767
                                                           --------       --------

LIABILITIES

Disbursements in excess of demand deposit cash                   --          2,830

Payable for investments purchased                             2,515         34,036

Accrued management fees                                         109            343

Dividends payable                                                --            374
                                                           --------       --------
                                                              2,624         37,583
                                                           --------       --------

NET ASSETS                                                 $274,558       $884,184
                                                           ========       ========

NET ASSETS CONSIST OF:

Capital paid in                                            $274,618       $867,715

Accumulated net realized loss on investment
transactions                                                   (60)        (4,243)

Net unrealized appreciation on investments                       --         20,712
                                                           --------       --------
                                                           $274,558       $884,184
                                                           ========       ========

INVESTOR CLASS ($ AND SHARES IN FULL)

Net assets                                             $274,558,464   $844,837,746

Shares outstanding                                      274,618,448     78,680,141

Net asset value per share                                     $1.00         $10.74

INSTITUTIONAL CLASS ($ AND SHARES IN FULL)

Net assets                                                      N/A    $39,112,024

Shares outstanding                                              N/A      3,642,531

Net asset value per share                                       N/A         $10.74

ADVISOR CLASS ($ AND SHARES IN FULL)

Net assets                                                      N/A       $234,652

Shares outstanding                                              N/A         21,853

Net asset value per share                                       N/A         $10.74

See Notes to Financial Statements.

------
32

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)
                                                            Tax-Free      Tax-Free
                                                        Money Market          Bond
INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                      $5,177       $17,980
                                                              ------       -------

EXPENSES:

Management fees                                                  662         1,906

Trustees' fees and expenses                                        5            21

Portfolio insurance                                               25            --

Other expenses                                                     1             4
                                                              ------       -------
                                                                 693         1,931
                                                              ------       -------

NET INVESTMENT INCOME (LOSS)                                   4,484        16,049
                                                              ------       -------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                          (9)       (3,606)

Futures and swaps transactions                                    --         2,800
                                                              ------       -------
                                                                 (9) (806)
                                                              ------       -------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)
ON:

Investments                                                       --         8,493

Futures and swaps                                                 --       (1,708)
                                                              ------       -------
                                                                  --         6,785
                                                              ------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS)                          (9)         5,979
                                                              ------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                    $4,475       $22,028
                                                              ======       =======

See Notes to Financial Statements.

------
33

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED) AND YEAR ENDED MAY 31, 2007
(AMOUNTS IN THOUSANDS)
                                       Tax-Free Money Market      Tax-Free Bond
                                       Nov. 30,    May 31,     Nov. 30,    May 31,
Increase (Decrease) in Net Assets        2007       2007        2007        2007

OPERATIONS

Net investment income (loss)           $ 4,484     $ 8,801    $ 16,049    $ 25,677

Net realized gain (loss)                   (9)         (4)       (806)     (2,502)

Change in net unrealized
appreciation (depreciation)                 --          --       6,785       1,235
                                      --------    --------    --------    --------
Net increase (decrease) in net
assets resulting from operations         4,475       8,797      22,028      24,410
                                      --------    --------    --------    --------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                        (4,484)     (8,801)    (15,617)    (25,320)

 Institutional Class                        --          --       (452)       (348)

 Advisor Class                              --          --         (5)         (9)
                                      --------    --------    --------    --------
Decrease in net assets from
distributions                          (4,484)     (8,801)    (16,074)    (25,677)
                                      --------    --------    --------    --------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net
assets from capital share
transactions                           (1,166)       3,529     157,273      48,925
                                      --------    --------    --------    --------

NET INCREASE (DECREASE) IN NET
ASSETS                                 (1,175)       3,525     163,227      47,658

NET ASSETS

Beginning of period                    275,733     272,208     720,957     673,299
                                      --------    --------    --------    --------
End of period                         $274,558    $275,733    $884,184    $720,957
                                      ========    ========    ========    ========

Undistributed net investment
income                                      --          --          --         $25
                                      ========    ========    ========    ========

See Notes to Financial Statements.

------
34

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Municipal Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Tax-Free Money Market Fund (Tax-Free Money
Market) and Tax-Free Bond Fund (Tax-Free Bond) (collectively, the funds) are two funds in a series issued by the trust. Tax-Free Money Market is diversified under Rule 2a-7 of the 1940 Act. Tax-Free Bond is diversified under the 1940
Act. The funds' investment objective is to seek safety of principal and high current income that is exempt from federal income tax. Tax-Free Money Market invests primarily in cash-equivalent, high-quality municipal obligations.
Tax-Free Bond invests primarily in high-quality municipal obligations. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Tax-Free Money Market is authorized to issue the Investor
Class. Tax-Free Bond is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities of Tax-Free Money Market are valued at amortized cost, which approximates current market value. Securities of Tax-Free
Bond are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and ask prices. Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of
Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

------
35

NOVEMBER 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

FUTURES CONTRACTS -- Tax-Free Bond may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, Tax-Free Bond is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by Tax-Free Bond. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. Tax-Free Bond recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain
(loss) on futures and swaps transactions and unrealized appreciation
(depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- Tax-Free Bond may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities Tax-Free Bond anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Tax-Free Bond will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities.
Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. Tax-Free Money Market does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications.
The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
36

NOVEMBER 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the Advisor Class shareholders of Tax-Free Bond approved a change to the class's fee structure. The change was approved by the Board of
Trustees on December 8, 2006. Effective September 4, 2007, the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operation expense ratio of the class.

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of
(1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.1570% to 0.2700% for Tax-Free Money Market.
The rates for the Investment Category Fee range from 0.1625% to 0.2800% for
Tax-Free Bond. Rates for the Complex Fee range from 0.2500% to 0.3100% for the
Investor Class and Advisor Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Prior to September 4, 2007, the Advisor
Class was 0.25% less at each point within the range. The effective annual management fee for the Investor Class of Tax-Free Money Market and Tax-Free Bond
for the six months ended November 30, 2007 was 0.49% and 0.48%, respectively.
The effective annual management fee for the Institutional Class and the Advisor
Class of Tax-Free Bond for the six months ended November 30, 2007 was 0.28% and
0.33%, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Individual Shareholder Services Plan (the plan) for the Advisor
Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the
Advisor Class will pay American Century Investment Services, Inc. (ACIS) an
annual distribution fee and service fee of 0.25%. Prior to September 4, 2007, the Board of Trustees had adopted a Master Distribution and Shareholder Services
Plan for the Advisor Class, pursuant to rule 12b-1 of the 1940 Act, which provided that the Advisor would pay ACIS an annual distribution fee of 0.25% and annual service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended
November 30, 2007, are detailed in the Statement of Operations.

MONEY MARKET INSURANCE -- Tax-Free Money Market, along with other money market funds managed by ACIM, have entered into an insurance agreement with Ambac
Assurance Corporation (Ambac). Ambac provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. Tax-Free Money Market pays annual premiums to Ambac, which are amortized daily over one year. For the six months ended November 30, 2007, the annualized ratio of money market insurance expense to average net assets was 0.02%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century
Services, LLC.

Tax-Free Bond has a bank line of credit agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

------
37

NOVEMBER 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities for Tax-Free Bond, excluding short-term investments, for the six months ended November 30, 2007, were
$384,099 and $264,685, respectively.

All investment transactions for Tax-Free Money Market were considered short-term during the six months ended November 30, 2007.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                 Six months ended November      Year ended May 31,
                                           30, 2007                    2007
                                     Shares         Amount      Shares      Amount
Tax-Free Money Market

INVESTOR CLASS

Sold                                 94,578       $ 94,578     219,384   $ 219,384

Issued in reinvestment of
distributions                         4,436          4,436       8,653       8,653

Redeemed                          (100,180)      (100,180)   (224,508)   (224,508)
                                  ---------      ---------   ---------   ---------
Net increase (decrease)             (1,166)      $ (1,166)       3,529     $ 3,529
                                  =========      =========   =========   =========

Tax-Free Bond

                                 INVESTOR CLASS

Sold                                 11,936       $127,029      23,605   $ 254,185

Issued in connection with
acquisition (Note 7)                  7,774         82,360          --          --

Issued in reinvestment of
distributions                         1,211         12,911       1,862      20,025

Redeemed                            (8,750)       (93,123)    (21,328)   (228,430)
                                  ---------      ---------   ---------   ---------
                                     12,171        129,177       4,139      45,780
                                  ---------      ---------   ---------   ---------

INSTITUTIONAL CLASS

Sold                                  2,941         31,337         342       3,693

Issued in reinvestment of
distributions                            41            439          31         329

Redeemed                              (329)        (3,514)       (116)     (1,258)
                                  ---------      ---------   ---------   ---------
                                      2,653         28,262         257       2,764
                                  ---------      ---------   ---------   ---------

ADVISOR CLASS

Sold                                      5             57          35         372

Issued in reinvestment of
distributions                            --              4           1           9

Redeemed                               (21)          (227)          --          --
                                  ---------      ---------   ---------   ---------
                                       (16)          (166)          36         381
                                  ---------      ---------   ---------   ---------
Net increase (decrease)              14,808       $157,273       4,432    $ 48,925
                                  =========      =========   =========   =========

5. BANK LINE OF CREDIT

Tax-Free Bond, along with certain other funds managed by ACIM or American
Century Global Investment Management, Inc., has a $500 million unsecured bank line of credit agreement with JPMCB. Tax-Free Bond may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. Tax-Free
Bond did not borrow from the line during the six months ended November 30, 2007.

Effective December 12, 2007, Tax-Free Bond along with certain other funds managed by ACIM or ACGIM, have a $500 million unsecured bank line of credit agreement with Bank of America, N.A. (the Bank of America agreement). The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the Bank of America agreement bear interest at the
Federal Funds rate plus 0.40%.

------
38

NOVEMBER 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

6. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2007, the components of investments for federal income tax purposes were as follows:

                                                      Tax-Free Money
                                                          Market    Tax-Free Bond

Federal tax cost of investments                         $274,803       $883,233
                                                        ========       ========
Gross tax appreciation of investments                         --        $23,166

Gross tax depreciation of investments                         --        (1,145)
                                                        --------       --------
Net tax appreciation (depreciation) of
investments                                                   --        $22,021
                                                        ========       ========

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

As of May 31, 2007, Tax-Free Money Market and Tax-Free Bond had accumulated capital losses of $(48) and $(2,477), respectively, which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                           2009   2010   2011   2012   2013  2014     2015

Tax-Free Money Market      $(32)  $(9)    --    $(4)   $(1)   --      $(2)
Tax-Free Bond               --     --     --     --     --    --    $(2,477)

Tax-Free Money Market and Tax-Free Bond had capital loss deferrals of $(3) and
$(795), respectively, which represent net capital losses incurred in the seven-month period ended May 31, 2007. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

7. REORGANIZATION PLAN

On December 8, 2006, the Board of Trustees of Arizona Municipal Bond Fund
(Arizona Municipal) and Florida Municipal Bond Fund (Florida Municipal), two
funds in a series issued by the trust, approved a plan of reorganization (the reorganization) pursuant to which Tax-Free Bond acquired all of the assets of
Arizona Municipal and Florida Municipal in exchange for shares of equal value of
Tax-Free Bond and assumption by Tax-Free Bond of certain ordinary course liabilities of Arizona Municipal and Florida Municipal. The financial statements and performance history of Tax-Free Bond were carried over in the post-reorganization. The reorganization was approved by shareholders on Arizona
Municipal and Florida Municipal on July 27, 2007. The reorganization was effective at the close of business on September 4, 2007.

The acquisition was accomplished by a tax-free exchange of shares. On September
4, 2007, Arizona Municipal and Florida Municipal exchanged its shares for shares of Tax-Free Bond as follows:

                                 Shares                                Shares
    Original Fund/Class        Exchanged        New Fund/Class        Received

Arizona Municipal -                            Tax-Free Bond -
  Investor Class                4,494           Investor Class          4,498
                                               Tax-Free Bond -
Arizona Municipal - A Class       164            Investor Class           164
                                               Tax-Free Bond -
Arizona Municipal - B Class        4             Investor Class            4
                                               Tax-Free Bond -
Arizona Municipal - C Class        51            Investor Class           51

------
39

NOVEMBER 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

                                 Shares                                 Shares
    Original Fund/Class        Exchanged         New Fund/Class        Received

Florida Municipal -                             Tax-Free Bond -
  Investor Class                2,922             Investor Class          2,881
                                                Tax-Free Bond -
Florida Municipal - A Class        85             Investor Class             84
                                                Tax-Free Bond -
Florida Municipal - B Class         1             Investor Class              1
                                                Tax-Free Bond -
Florida Municipal - C Class        92             Investor Class             91

The net assets of Arizona Municipal, Florida Municipal and Tax-Free Bond
immediately before the acquisition were $49,969, $32,391 and $744,182, respectively. Arizona Municipal and Florida Municipal unrealized appreciation of
$1,048 and $721 was combined with that of Tax-Free Bond. Immediately after the acquisition, the combined net assets were $826,542. Tax-Free Bond acquired capital loss carryovers of $(152,225) and $(83,627) from Arizona Municipal and
Florida Municipal, respectively.

8. CORPORATE EVENT

On July 27, 2007, the Advisor Class shareholders of Tax-Free Bond approved a reclassification of Advisor Class shares into Investor Class shares. The change was approved by the Board of Trustees on December 8, 2006. The reclassification was effective on December 3, 2007.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
40

FINANCIAL HIGHLIGHTS
Tax-Free Money Market

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                     2007(1)       2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                 $1.00      $1.00      $1.00     $1.00      $1.00      $1.00
                      ------     ------     ------    ------     ------     ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                 0.02       0.03       0.02      0.01       0.01       0.01
                      ------     ------     ------    ------     ------     ------
Distributions

 From Net
 Investment
 Income               (0.02)     (0.03)     (0.02)    (0.01)     (0.01)     (0.01)
                      ------     ------     ------    ------     ------     ------
Net Asset Value,
End of Period          $1.00      $1.00      $1.00     $1.00      $1.00      $1.00
                      ======     ======     ======    ======     ======     ======

TOTAL RETURN(2)        1.67%      3.26%      2.51%     1.33%      0.64%      1.05%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets              0.51%(3)      0.52%      0.52%     0.51%      0.51%      0.51%

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets              3.32%(3)      3.22%      2.47%     1.31%      0.65%      1.04%

Net Assets, End
of Period (in
thousands)          $274,558   $275,733   $272,208  $284,851   $276,245   $272,256

(1)  Six months ended November 30, 2007 (unaudited).

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements.

------
41

Tax-Free Bond

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                     2007(1)       2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                $10.68     $10.67     $10.88    $10.71     $11.19     $10.63
                      ------     ------     ------    ------     ------     ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                 0.22       0.42       0.40      0.38       0.37       0.39

 Net Realized
 and
 Unrealized
 Gain (Loss)            0.06       0.01     (0.20)      0.17     (0.45)       0.58
                      ------     ------     ------    ------     ------     ------
 Total From
 Investment
 Operations             0.28       0.43       0.20      0.55     (0.08)       0.97
                      ------     ------     ------    ------     ------     ------
Distributions

 From Net
 Investment
 Income               (0.22)     (0.42)     (0.40)    (0.38)     (0.37)     (0.39)

 From Net
 Realized
 Gains                    --         --     (0.01)        --     (0.03)     (0.02)
                      ------     ------     ------    ------     ------     ------
 Total
 Distributions        (0.22)     (0.42)     (0.41)    (0.38)     (0.40)     (0.41)
                      ------     ------     ------    ------     ------     ------
Net Asset Value,
End of Period         $10.74     $10.68     $10.67    $10.88     $10.71     $11.19
                      ======     ======     ======    ======     ======     ======

TOTAL RETURN(2)        2.61%      4.08%      1.87%     5.16%    (0.79)%      9.31%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets              0.49%(3)      0.49%      0.49%     0.50%      0.51%      0.51%

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets              4.06%(3)      3.91%      3.73%     3.46%      3.34%      3.62%

Portfolio
Turnover Rate            38%        43%        79%       77%        60%        57%

Net Assets, End
of Period (in
thousands)          $844,838   $709,988   $665,458  $610,420   $583,689   $620,000

(1)  Six months ended November 30, 2007 (unaudited).

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3)  Annualized.

See Notes to Financial Statements.

------
42

Tax-Free Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                           2007(1)      2007     2006    2005      2004    2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period         $10.68    $10.67   $10.88  $10.71    $11.19     $10.90
                            ------    ------   ------  ------    ------     ------
Income From Investment
Operations

 Net Investment
 Income (Loss)                0.23      0.44     0.42    0.40      0.39       0.05

 Net Realized and
 Unrealized Gain
 (Loss)                       0.06      0.01   (0.20)    0.17    (0.45)       0.29
                            ------    ------   ------  ------    ------     ------
 Total From
 Investment
 Operations                   0.29      0.45     0.22    0.57    (0.06)       0.34
                            ------    ------   ------  ------    ------     ------
Distributions

 From Net
 Investment Income          (0.23)    (0.44)   (0.42)  (0.40)    (0.39)     (0.05)

 From Net Realized
 Gains                          --        --   (0.01)      --    (0.03)         --
                            ------    ------   ------  ------    ------     ------
 Total
 Distributions              (0.23)    (0.44)   (0.43)  (0.40)    (0.42)     (0.05)
                            ------    ------   ------  ------    ------     ------
Net Asset Value, End
of Period                   $10.74    $10.68   $10.67  $10.88    $10.71     $11.19
                            ======    ======   ======  ======    ======     ======

TOTAL RETURN(3)              2.72%     4.28%    2.07%   5.37%   (0.60)%      3.14%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                0.29%(4)     0.29%    0.29%   0.30%     0.31%   0.30%(4)

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                    4.26%(4)     4.11%    3.93%   3.66%     3.54%   3.68%(4)

Portfolio Turnover Rate        38%       43%      79%     77%       60%     57%(5)

Net Assets, End of
Period (in thousands)      $39,112   $10,567   $7,815  $8,796    $7,711     $7,609

(1)  Six months ended November 30, 2007 (unaudited).

(2)  April 15, 2003 (commencement of sale) through May 31, 2003.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2003.

See Notes to Financial Statements.

------
43

Tax-Free Bond

Advisor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                                        2007(1)    2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $10.68  $10.67     $10.83
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)                              0.20    0.39       0.31

 Net Realized and Unrealized Gain (Loss)                   0.06    0.01     (0.15)
                                                         ------  ------     ------
 Total From Investment Operations                          0.26    0.40       0.16
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.20)  (0.39)     (0.31)

 From Net Realized Gains                                     --      --     (0.01)
                                                         ------  ------     ------
 Total Distributions                                     (0.20)  (0.39)     (0.32)
                                                         ------  ------     ------
Net Asset Value, End of Period                           $10.74  $10.68     $10.67
                                                         ======  ======     ======

TOTAL RETURN(3)                                           2.49%   3.82%      1.51%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      0.74%(4)   0.74%   0.74%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             3.81%(4)   3.66%   3.52%(4)

Portfolio Turnover Rate                                     38%     43%     79%(5)

Net Assets, End of Period (in thousands)                   $235    $402        $25

(1)  Six months ended November 30, 2007 (unaudited).

(2)  July 29, 2005 (commencement of sale) through May 31, 2006.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2006.

See Notes to Financial Statements.

------
44

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposals. The proposals received the required number of votes of the
American Century Municipal Trust or the applicable fund, depending on the proposal, and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect eight Trustees to the Board of Trustees of American Century Municipal
Trust (the proposal was voted on by all shareholders of funds issued by American
Century Municipal Trust).

Jonathan S. Thomas      For:                971,971,911
                        Withhold:            35,637,340
                        Abstain:                      0
                        Broker Non-Vote:              0

John Freidenrich        For:                972,343,950
                        Withhold:            35,265,301
                        Abstain:                      0
                        Broker Non-Vote:              0

Ronald J. Gilson        For:                972,631,125
                        Withhold:            34,978,126
                        Abstain:                      0
                        Broker Non-Vote:              0

Kathryn A. Hall         For:                972,615,828
                        Withhold:            34,993,423
                        Abstain:                      0
                        Broker Non-Vote:              0

Peter F. Pervere        For:                972,437,541
                        Withhold:            35,171,710
                        Abstain:                      0
                        Broker Non-Vote:              0

Myron S. Scholes        For:                971,715,093
                        Withhold:            35,894,158
                        Abstain:                      0
                        Broker Non-Vote:              0

John B. Shoven          For:                972,787,586
                        Withhold:            34,821,665
                        Abstain:                      0
                        Broker Non-Vote:              0

Jeanne D. Wohlers       For:                971,890,161
                        Withhold:            35,719,090
                        Abstain:                      0
                        Broker Non-Vote:              0

------
45

PROPOSAL 2:

To approve a change in the fee structure of the Advisor Class of Tax-Free Bond.
This proposal was voted on by the Advisor Class shareholders of Tax-Free Bond.

                      Tax-Free Bond
For:                        357,450
Against:                          0
Abstain:                          0
Broker Non-Vote:                  0

PROPOSAL 3:

To approve the reclassification of the Advisor Class shares of the Tax-Free
Bond, whereby all of the Advisor Class shares will be reclassified as Investor
Class shares of Tax-Free Bond. This proposal was voted on by the Advisor Class shareholders of Tax-Free Bond.

                      Tax-Free Bond
For:                        357,450
Against:                          0
Abstain:                          0
Broker Non-Vote:                  0

------
46

APPROVAL OF MANAGEMENT AGREEMENTS
Tax-Free Money Market, Tax-Free Bond

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Tax-Free Money Market and Tax-Free Bond (the "funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
47

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
48

At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The
Directors also review detailed performance information during the 15(c) Process.
If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Each fund's performance for both the one- and three-year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

------
49

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds'
independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of each fund was in the lowest quartile of the total expense ratios of its respective peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
50

SHARE CLASS INFORMATION

One class of shares is authorized for sale by Tax-Free Money Market: Investor
Class. Three classes of shares are authorized for sale by Tax-Free Bond:
Investor Class, Institutional Class, and Advisor Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratio of Advisor Class shares is higher than that of Investor
Class shares. The Advisor Class is no longer available effective December 3,
2007.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The funds' prospectuses contain additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
The unified management fee for Advisor Class shares is the same as for Investor
Class shares. Advisor Class shares are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
51

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
52

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that have maturities of 2-4 years.

The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that have maturities greater than 22 years.

The LEHMAN BROTHERS MUNICIPAL 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is a market value-weighted index designed for the long-term tax-exempt bond market.

The LEHMAN BROTHERS NON-INVESTMENT-GRADE MUNICIPAL BOND INDEX is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the
U.S. Treasury with a remaining maturity of one year or more.

------
53

NOTES

------
54

NOTES

------
55

NOTES

------
56

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0801
SH-SAN-57971N

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               November 30, 2007

[photo of winter]

Long-Term Tax-Free Fund
High-Yield Municipal Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century® Long-Term
Tax-Free and High-Yield Municipal funds for the six months ended November 30,
2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the American Century Companies, Inc. (ACC)
board of directors in July 2007, his final step in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and its leadership team.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
ACC board with Richard Brown, who has been on the board since 1998.

American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . .      2

LONG-TERM TAX-FREE

HIGH-YIELD MUNICIPAL

FINANCIAL STATEMENTS

OTHER INFORMATION

     Proxy Voting Results. . . . . . . . . . . . . . . . . . . . . . .     41
     Approval of Management Agreements for

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

MOSTLY POSITIVE RETURNS, VOLATILE MARKETS

U.S. bonds generally enjoyed positive returns during the six months ended
November 30, 2007. But the ride was bumpy -- bond market volatility surged as waves from the bursting housing and subprime mortgage/credit bubbles spread to the broader economy and financial markets. To help alleviate some of the market and economic concerns, the Federal Reserve made a series of cuts to its discount and federal funds target rates. The volatility, credit, and liquidity concerns in the market all favored Treasury securities over credit-sensitive bonds.

Looking at the U.S. economy, growth remained surprisingly strong, though many economists are discussing the possibility of recession going forward.
Inflation was fairly tame outside of volatile food and energy prices, as the trailing 12-month percentage change in core consumer prices finished November at 2.3%.

MUNICIPALS TRAILED TAXABLE BONDS

It's typical for the broad investment-grade municipal market to underperform the investment-grade taxable market when Treasurys rally, as happened during the period. The effects of the housing and credit crunches and resulting flight to safe-haven Treasury bonds were felt most keenly in the municipal market in July and August, the worst two-month period for 10-year municipal bonds relative to Treasurys since September and October of 2001.

Municipal underperformance was primarily a result of a lack of liquidity and re-pricing of risk for longer-term and lower-quality bonds. In addition, some high-quality, insured bonds suffered from concerns about the health of the insurance providers themselves as a result of losses in other parts of their business. However, we should point out that municipal bonds historically have been an exceptionally safe investment, with relatively low default rates, and the underperformance was more of a technical (supply and demand) story than an underlying credit quality story.

The net effect was that yields for longer-term municipals were little changed, meaning essentially flat returns. However, high-yield bonds were hit hardest of all municipal investments in July and August as credit quality concerns affected all sectors of the market, resulting in negative returns for the six months.

U.S. Fixed-Income Total Returns
For the six months ended November 30, 2007*
LEHMAN BROTHERS MUNICIPAL MARKET INDICES
Municipal Bond                                     2.40%
3-Year Municipal Bond                              3.27%
5-Year General Obligation (GO)                     3.83%
Long-Term Municipal Bond                           0.06%
Non-Investment-Grade (High-Yield)                 -2.43%
TAXABLE MARKET RETURNS
Lehman Brothers U.S. Aggregate Index               5.32%
Lehman Brothers U.S. Treasury Index                7.79%
3-Month Treasury Bill                              2.60%
10-Year Treasury Note                              9.67%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Long-Term Tax-Free

Total Returns as of November 30, 2007
                                                    Average Annual Returns
                          6                                            Since     Inception
                          months(1)    1 year    5 years   10 years  Inception      Date

A CLASS
 No sales charge*           0.27%      0.21%      3.69%    4.90%(2)   5.43%(2)
 With sales charge*         -4.26%     -4.32%     2.75%    4.41%(2)   4.98%(2)    3/31/97

LEHMAN BROTHERS
MUNICIPAL BOND INDEX(3)     2.40%      2.71%      4.68%     5.30%      5.71%         --

Investor Class              0.39%      0.46%       --         --       3.39%       4/3/06

Institutional Class         0.49%      0.66%       --         --       3.59%       4/3/06

B Class
 No sales charge*           -0.11%     -0.54%   2.98%(2)   4.20%(2)   4.72%(2)
 With sales charge*         -5.11%     -4.54%   2.81%(2)   4.20%(2)   4.72%(2)    3/31/97

C Class
 No sales charge*           -0.10%     -0.53%      --         --       2.37%
 With sales charge*         -1.08%     -0.53%      --         --       2.37%       4/3/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information page for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)  Total returns for periods less than one year are not annualized.

(2)  Class returns would have been lower if fees had not been waived.

(3)  Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Long-Term Tax-Free

Growth of $10,000 Over 10 Years

$10,000 investment made November 30, 1997*

One-Year Returns Over 10 Years
Periods ended November 30
               1998     1999    2000    2001    2002    2003   2004    2005    2006    2007

A Class**
(no sales
charge)       7.64%    -1.09%   8.67%  9.54%   6.17%   6.23%   3.21%  3.02%   5.92%   0.21%

Lehman
Brothers
Municipal
Bond Index    7.76%    -1.07%   8.18%  8.75%   6.32%   6.65%   4.07%  3.88%   6.12%   2.71%

* Long-Term Tax-Free A Class's initial investment is $9,550 to reflect the maximum 4.50% initial sales charge.

**Class returns may have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Long-Term Tax-Free

Lead Portfolio Manager: Robert Miller
Macro Strategy Team Representative: Steven Permut

PERFORMANCE SUMMARY

Long-Term Tax-Free returned 0.27%* for the six months ended November 30, 2007.
By comparison, its broad market index -- the Lehman Brothers Municipal Bond
Index -- returned 2.40%.

The portfolio's absolute return reflected the difficult investment climate for long-term municipal bonds (see the Market Perspective on page 2). Relative to the Lehman index, the portfolio's performance was limited by an overweight position we held in higher-yielding, lower-quality bonds; however, our yield curve positioning helped relative results.

CREDIT ALLOCATION DETRACTED

We believe the key factor limiting Long-Term Tax-Free's performance was our overweight position relative to the index in bonds rated BBB and A.
Unfortunately, mounting credit concerns and a global margin call led traders to sell credit-sensitive bonds indiscriminately in this period; indeed, August was one of the worst months for municipal bonds on record. In that environment, lower-rated bonds, including those we held, trailed the highest-quality securities by a wide margin.

In addition, a number of our insured, AA rated bonds backed by Radian Asset
Assurance underperformed. They were weighed down by negative comments about other municipal bond insurers by the big credit rating agencies, such as
Standard & Poor's and Moody's. It's worth pointing out that two of the big three rating agencies reiterated stable outlooks for Radian, and our own analysts are positive on the insurer. What's more, we have strong faith in the underlying credit quality of the bonds in our portfolios regardless of the insurer. As a result, we viewed the dip in insured bond prices as a buying opportunity. For example, we were able to add insured bonds with yields that matched comparable uninsured bonds -- in other words, we effectively got the insurance for free.

Portfolio at a Glance
                                      As of          As of
                                     11/30/07       5/31/07
Weighted Average Maturity          10.3 years     11.8 years
Average Duration (Modified)         6.8 years      5.7 years

Yields as of November 30, 2007
30-Day SEC Yield
Investor Class                                       3.99%
Institutional Class                                  4.19%
A Class                                              3.57%
B Class                                              2.99%
C Class                                              2.99%
Investor Class 30-Day Tax-Equivalent Yields(1)
25.00% Tax Bracket                                   5.32%
28.00% Tax Bracket                                   5.54%
33.00% Tax Bracket                                   5.96%
35.00% Tax Bracket                                   6.14%

(1)  The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied, returns would be lower than those shown. Total returns for periods less than one year are not annualized.

------
5

Long-Term Tax-Free

DURATION POSITION DETRACTED SLIGHTLY

We began the reporting period with a slightly long duration in anticipation of a strong technical period for municipal bonds. Many municipal bonds make coupon payments in July, when supply is typically light, creating a supply and demand imbalance as municipal investors look to put their interest income back to work. So, having a longer duration (greater sensitivity to bond price changes) typically benefits the portfolio during the summer months.
Unfortunately, the opposite happened, and this positioning detracted from performance.

CURVE STEEPENING HELPED

On a positive note, we helped relative performance by virtue of a yield curve steepening bias we had in place using two- and 10-year Treasury futures contracts. We preferred to use Treasury futures because they're a pure play on changes in the shape of the curve, without worrying about the quality or structure of securities you'd have to hold to achieve the same effect in the municipal cash market. For the six months, the Treasury yield curve steepened sharply -- the difference in yield between two- and 10-year Treasury securities went from -3 basis points (the yield curve was inverted) to +94 basis points (a more normal, upward slope).

OUTLOOK

"We believe the underperformance of the municipal market in recent months was driven by technical factors and a lack of liquidity in the marketplace resulting from an extreme aversion to risk, rather than changes in credit fundamentals," said Macro Strategy Team Representative Steven Permut. "As a result, we believe municipal bonds are very attractive relative to fully taxable investments and in terms of their absolute yields."

"Given our value-oriented investment process and long-term approach," Permut continued, "we view this period as a buying opportunity. So we're working to complete some of the longer-term trades we've been making over the past year
-- such as trading up in credit quality and moving into more defensive sectors
-- at what we believe are very attractive price levels. And given our view of rates and the economy, we expect to maintain our yield curve steepening bias while managing duration conservatively."

Portfolio Composition By Credit Rating
                                    % of fund      % of fund
                                   investments    investments
                                      as of          as of
                                     11/30/07       5/31/07
AAA                                    64%            37%
AA                                     10%            14%
A                                      11%            10%
BBB                                    15%            30%
Unrated                                 --            9%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

Top Five Sectors as of November 30, 2007
                                                   % of fund
                                                  investments
General Obligation (GO)                               31%
Hospital Revenue                                      14%
Higher Education                                      11%
Certificates of Participation (COPs)/Leases           8%
Special Tax Revenue                                   7%

------
6

SCHEDULE OF INVESTMENTS
Long-Term Tax-Free

NOVEMBER 30, 2007 (UNAUDITED)

Principal Amount                                                             Value

Municipal Securities -- 101.6%

ARIZONA -- 4.0%
   $1,000,000  Arizona Board of Regents COP, Series 2006 A,
               (University of Arizona), 5.00%, 6/1/18 (Ambac)          $ 1,079,780
                                                                       -----------
CALIFORNIA -- 16.3%
    1,000,000  California GO, 5.00%, 6/1/16                              1,066,649
      500,000  California GO, 5.00%, 10/1/22                               519,695
      750,000  City of Lodi Wastewater System COP, Series 2007 A,
               5.00%, 10/1/32 (FSA)(1)                                     774,555
      500,000  City of Vista COP, (Community Projects), 5.00%,
               5/1/37 (MBIA)(1)                                            510,000
      500,000  Golden State Tobacco Securitization Corp. Settlement
               Rev., Series 2007 A1, 5.75%, 6/1/47(2)                      470,800
    1,000,000  Murrieta Valley Unified School District Public
               Financing Auth. Special Tax Rev., Series 2006 A,
               5.125%, 9/1/26 (AGC)(2)                                   1,047,320
                                                                       -----------
                                                                         4,389,019
                                                                       -----------
CONNECTICUT -- 4.7%
      500,000  Connecticut GO, Series 2001 C, 5.50%, 12/15/13
               (MBIA-IBC)(2)                                               558,525
      150,000  Connecticut Health & Educational Facilities Auth.
               Rev., Series 2007 C, (Hospital for Special Care
               Issue), 5.25%, 7/1/27 (RADIAN)(2)                           151,455
      500,000  Connecticut Health & Educational Facilities Auth.
               Rev., Series 2007 I, (Quinnipiac University), 5.00%,
               7/1/17 (MBIA)(1)                                            549,710
                                                                       -----------
                                                                         1,259,690
                                                                       -----------
GEORGIA -- 2.2%
      500,000  Fulton County Development Auth. Rev., Series 2001 A,
               (TUFF/Atlanta Housing, LLC Project at Georgia State
               University), 5.50%, 9/1/18 (Ambac)(2)                       541,145
       40,000  Georgia Municipal Electric Power Auth. Rev., Series
               1998 Y (Project One Special Obligation), 6.40%,
               1/1/13 (Ambac)                                               44,122
                                                                       -----------
                                                                           585,267
                                                                       -----------

Principal Amount                                                             Value

HAWAII -- 4.0%
   $1,000,000  Honolulu City & County GO, Series 2007 A, 5.00%,
               7/1/19 (FSA)(2)                                         $ 1,086,830
                                                                       -----------
INDIANA -- 4.0%
    1,000,000  Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/20
               (FSA)(2)                                                  1,070,710
                                                                       -----------
IOWA -- 4.7%
    1,250,000  Iowa Finance Auth. Health Facilities Development
               Rev., Series 2006 A, (Care Initiatives), 5.50%,
               7/1/21(2)                                                 1,271,750
                                                                       -----------
KANSAS -- 3.9%
    1,000,000  City of Lawrence Rev., (Lawrence Memorial Hospital),
               5.25%, 7/1/20                                             1,049,620
                                                                       -----------
LOUISIANA -- 1.3%
      335,000  Louisiana Public Facilities Auth. Rev., Series 2007
               A, (Black & Gold Facilities), 5.00%, 7/1/32 (CIFG)(1)       339,188
                                                                       -----------
MARYLAND -- 2.0%
      500,000  Maryland GO, First Series 2005 B, (State and Local
               Facilities Loan), 5.25%, 2/15/12(2)                         539,420
                                                                       -----------
MASSACHUSSETTS -- 3.9%
      500,000  Massachusetts Development Finance Agency Rev.,
               Series 2007 A, (Babson College), 5.00%, 10/1/23
               (MBIA)(2)                                                   533,800
      500,000  Massachusetts Water Resources Auth. Rev., Series
               2006 B, 5.00%, 8/1/31 (Ambac)(2)                            522,685
                                                                       -----------
                                                                         1,056,485
                                                                       -----------
MICHIGAN -- 7.2%
    1,225,000  Rochester Community School District GO, (School
               Building & Site), 5.00%, 5/1/14 (FGIC) (Q-SBLF)(2)        1,329,946
      560,000  Wayne County Airport Auth. Rev., (Detroit
               Metropolitan Airport), 5.00%, 12/1/18 (FGIC)                598,455
                                                                       -----------
                                                                         1,928,401
                                                                       -----------
MINNESOTA -- 1.2%
      300,000  Minnesota Municipal Electric Power Agency Rev.,
               5.25%, 10/1/27(1)                                           312,855
                                                                       -----------

------
7

Long-Term Tax-Free

Principal Amount                                                             Value

MISSISSIPPI -- 5.4%
    $ 425,000  Mississippi Development Bank Special Obligation
               Rev., (Pearl Capital Projects and Equiqment
               Prepayment), 5.25%, 7/1/26 (FSA)(2)                       $ 451,112
    1,000,000  Mississippi Development Bank Special Obligation
               Rev., Series 2006 A, (Magnolia Regional Health
               Center), VRDN, 5.00%, 12/6/07 (RADIAN) (SBBPA:
               Regions Bank)                                             1,000,000
                                                                       -----------
                                                                         1,451,112
                                                                       -----------
NEVADA -- 1.8%
      500,000  Clark County Economic Development Rev., (University
               of Southern Nevada), 5.00%, 4/1/27 (RADIAN)(2)              483,130
                                                                       -----------
NEW MEXICO -- 3.9%
    1,000,000  New Mexico Finance Auth. Rev., Series 2007 E,
               (Senior Lien Public Project Revolving Fund), 5.00%,
               6/1/29 (MBIA)(2)                                          1,048,960
                                                                       -----------
NEW YORK -- 3.8%
      500,000  City of New York GO, Series 2006 I, 5.00%, 4/1/23(2)        520,185
      500,000  New York Dormitory Auth. Rev., Series 2007 B,
               (Manhattan College), 5.30%, 7/1/37 (RADIAN)(1)              500,645
                                                                       -----------
                                                                         1,020,830
                                                                       -----------
NORTH CAROLINA -- 1.0%
      250,000  University of North Carolina at Chapel Hill Rev.,
               5.00%, 12/1/36(1)                                           263,793
                                                                       -----------
OHIO -- 5.8%
      500,000  Buckeye Tobacco Settlement Financing Auth. Rev.,
               Series 2007 A-2, (Asset-Backed Senior Current
               Interest Turbo Term), 6.50%, 6/1/47(2)                      515,060
    1,055,000  Trumbull County Health Care Facilities Rev.,
               (Shepherd of the Valley Lutheran Retirement
               Services, Inc. Obligated Group), VRDN, 5.15%,
               12/3/07 (RADIAN) (SBBPA: Fleet National Bank)             1,055,000
                                                                       -----------
                                                                         1,570,060
                                                                       -----------

Principal Amount                                                             Value

PENNSYLVANIA -- 12.5%
   $1,000,000  Allegheny County Industrial Development Auth. Rev.,
               (Residential Resources, Inc.), 4.50%, 9/1/11            $ 1,001,820
    1,000,000  Central Dauphin School District GO, 7.00%, 2/1/16,
               Prerefunded at 100% of Par (MBIA/State Aid
               Withholding)(2)(3)                                        1,239,128
    1,000,000  City of Pittsburgh GO, Series 2006 B, 5.25%, 9/1/17
               (FSA)(2)                                                  1,111,140
                                                                       -----------
                                                                         3,352,088
                                                                       -----------
TEXAS -- 3.1%
      825,000  Garza County Public Facility Corp. Rev., 5.50%,
               10/1/16(2)                                                  844,346
                                                                       -----------
UTAH -- 2.0%
      500,000  Utah State Board of Regents Hospital Rev., Series
               2006 A, (University of Utah), 5.25%, 8/1/21 (MBIA)          550,585
                                                                       -----------
VERMONT -- 1.1%
      300,000  Vermont GO, Series 2007 D, 4.00%, 7/15/18                   306,246
                                                                       -----------
WASHINGTON -- 1.8%
      500,000  Washington Higher Education Facilities Auth. Rev.,
               (Pacific Lutheran University), 5.00%, 11/1/24
               (RADIAN)                                                    490,470
                                                                       -----------
TOTAL MUNICIPAL SECURITIES
(Cost $26,967,725)                                                      27,350,635
                                                                       -----------

Municipal Derivatives -- 1.6%

TEXAS -- 1.6%
      360,000  Texas GO, VRDN, Inverse Floater, 8.50%, 9/30/11(4)          430,729
(Cost $406,545)
                                                                       -----------

Temporary Cash Investments -- 0.3%

       91,000  Federated California Municipal Cash Trust                    91,000
(Cost $91,000)
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 103.5%
(Cost $27,465,270)                                                      27,872,364
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (3.5)%                                   (930,253)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $26,942,111
                                                                       ===========

------
8

Long-Term Tax-Free

Futures Contracts
                                                 Underlying Face       Unrealized
   Contracts Purchased      Expiration Date      Amount at Value      Gain (Loss)

40     U.S. Treasury
       2-Year Notes           March 2008            $8,404,375          $(3,840)
                                                   ============       ===========

                                                 Underlying Face      Unrealized
     Contracts Sold         Expiration Date      Amount at Value      Gain (Loss)

22     U.S. Treasury
       10-Year Notes          March 2008           $2,490,469          $(36,573)
                                                  ============        ===========

Notes to Schedule of Investments

AGC = Assured Guaranty Corp.

Ambac = Ambac Assurance Corporation

CIFG = CDC IXIS Financial Guaranty North America

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance, Inc.

GO = General Obligation

MBIA = MBIA Insurance Corporation

MBIA-IBC = MBIA Insured Bond Certificates

Q-SBLF = Qualified State Bond Loan Fund

RADIAN = Radian Asset Assurance, Inc.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective November 30, 2007.

(1)  When-issued security.

(2)  Security, or a portion thereof, has been segregated for futures contracts and/or when-issued securities.

(3)  Escrowed to maturity in U.S. government securities or state and local government securities.

(4)  Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change. Final maturity is indicated.

See Notes to Financial Statements.

------
9

PERFORMANCE
High-Yield Municipal

Total Returns as of November 30, 2007
                                                 Average Annual Returns
                          6                                     Since     Inception
                          months(1)    1 year     5 years     Inception      Date

INVESTOR CLASS              -2.84%     -1.13%      5.33%      5.46%(2)     3/31/98

LEHMAN BROTHERS
LONG-TERM MUNICIPAL
BOND INDEX                  0.06%       0.06%      5.85%        5.80%         --

LIPPER HIGH-YIELD
MUNICIPAL DEBT FUNDS
AVERAGE RETURNS(3)          -2.97%     -1.79%      5.16%        4.08%         --

Investor Class's Lipper
Ranking(3)
 as of 11/30/07               --      47 of 94    33 of 75   2 of 48(2)
 as of 12/31/07               --      45 of 96    33 of 75   2 of 48(2)       --

A Class
 No sales charge*           -2.96%     -1.38%        --         4.92%
 With sales charge*         -7.30%     -5.85%        --         3.93%      1/31/03

B Class
 No sales charge*           -3.32%     -2.12%        --       4.16%(4)
 With sales charge*         -8.32%     -6.12%        --       3.80%(4)     1/31/03

C Class
 No sales charge*           -3.32%     -2.12%      4.34%        4.27%
 With sales charge*         -4.27%     -2.12%      4.34%        4.27%      7/24/02

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information page for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)  Total returns for periods less than one year are not annualized.

(2)  Investor Class returns and rankings would have been lower if management fees had not been waived from 3/31/98 to 4/30/99. Beginning on 5/1/99, management fees were phased in at a rate of 0.10% each month until
     10/31/99.

(3)  Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision. Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by
     Lipper.

(4)  Class returns would have been lower if the class had not received partial reimbursements or waivers of its distribution and service fees.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

High-Yield Municipal

Growth of $10,000 Over Life of Class

$10,000 investment made March 31, 1998

One-Year Returns Over Life of Class
Periods ended November 30
               1998*       1999      2000     2001    2002    2003    2004    2005   2006     2007

Investor
Class         6.08%**    -0.70%**    4.33%    8.64%   7.99%  7.03%   6.23%   7.03%   7.79%   -1.13%

Lehman
Brothers
Long-Term
Municipal
Bond Index     5.56%      -5.10%    10.70%   10.30%   6.09%  7.55%   5.53%   7.57%   8.79%   0.06%

* From 3/31/98 (the Investor Class's inception date) to 11/30/98. Not annualized.

**Investor Class returns and ending value would have been lower if management fees had not been waived from 3/31/98 to 4/30/99. Beginning on 5/1/99, management fees were phased in at a rate of 0.10% each month until 10/31/99.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
High-Yield Municipal

Lead Portfolio Manager and Macro Strategy Team Representative: Steven Permut

PERFORMANCE SUMMARY

High-Yield Municipal returned -2.84%* for the six months ended November 30,
2007. By comparison, its broad market index -- the investment-grade Lehman
Brothers Long-Term Municipal Bond Index -- returned 0.06%, while the average return of the 104 high-yield municipal debt funds tracked by Lipper Inc. was
-2.97%. Longer-term, the portfolio's average annual returns also exceeded those of its Lipper group average for the one- and five-year periods ended
November 30, 2007 (see page 10).

The portfolio's absolute return and performance relative to the Lehman index reflected the difficult investment climate for high-yield municipal bonds, which lagged investment-grade securities by a wide margin (see the Market
Perspective on page 2). Relative to the Lipper group, the portfolio benefited from our yield-curve positioning and credit upgrades to a number of our large, long-held positions, as well as some of our state and municipal sector allocation decisions.

HIGH-YIELD LAGGED HIGH-QUALITY

Our process relies on thorough credit analysis and individual security selection among high-yield bonds to generate outperformance over time. But in
August 2007, which was one of the worst months for municipal bonds on record, essentially all lower-rated bonds were painted with a broad brush and sold indiscriminately. So even though we had no individual credit problems, our stake in non-rated and credit-sensitive bonds underperformed higher-rated securities. This is the key factor explaining the portfolio's negative absolute return and poor performance relative to the investment-grade Lehman index.

On a positive note, we used the big sell-off in high-yield municipal bonds as an opportunity to modify the portfolio's coupon structure and increase its sector and geographic diversification. These were trades we'd been making opportunistically over the course of 2007, but the lack of liquidity and re-pricing of risk in the marketplace beginning in the summer presented us with what we believe were some compelling buying opportunities. In addition, we reduced our allocation to non-rated debt.

Portfolio at a Glance
                                      As of          As of
                                     11/30/07       5/31/07

Weighted Average Maturity           16.2 years    17.0 years
Average Duration (Modified)         8.2 years      5.4 years

Yields as of November 30, 2007
30-Day SEC Yield
Investor Class                                       5.02%
A Class                                              4.55%
B Class                                              4.02%
C Class                                              4.02%
Investor Class 30-Day Tax Equivalent Yields(1)
25.00% Tax Bracket                                   6.69%
28.00% Tax Bracket                                   6.97%
33.00% Tax Bracket                                   7.49%
35.00% Tax Bracket                                   7.72%

(1)  The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------
12

High-Yield Municipal

RATE, CURVE, SECTOR POSITIONING CONTRIBUTED

We typically manage duration -- a measure of a bond fund's price sensitivity to interest rate changes -- conservatively, keeping it in a narrow band around what we believe is that of our peer group average. We main-tained a neutral to short duration for much of the period, which helped as municipal yields rose overall, particularly in July and August.

In addition, we maintained a yield-curve steepening bias using municipal bonds as well as two- and 10-year Treasury futures. We preferred to use Treasury futures because they're a pure play on changes in the shape of the curve, and a more efficient way to express the trade than in the municipal cash market.
For the six months, the Treasury yield curve steepened sharply -- the difference in yield between two- and 10-year Treasury securities went from -3 basis points (the yield curve was inverted) to +94 basis points (a more normal, upward slope). In terms of our sector allocations, we believe some of the key contributions to performance relative to the Lipper group came from having no exposure to airline bonds and a modest weight in tobacco bonds.

OUTLOOK

"We believe the underperformance of the municipal market in recent months was driven by technical factors and a lack of liquidity in the marketplace resulting from an extreme aversion to risk, rather than changes in credit fundamentals," said Portfolio Manager Stephen Permut. "As a result, we believe municipal bonds are very attractive relative to fully taxable investments and in terms of their absolute yields."

"In that environment, we're positioning the portfolio for an eventual narrowing of credit spreads and decline in interest rates by adding longer-term, higher-coupon bonds," Permut continued. "In addition, we expect to maintain our yield curve steepening bias while managing duration conservatively. That's consistent with our well-established management strategy, based on thorough credit analysis, security selection, and investment monitoring over time. We think our track record versus our competition validates this steady, long-term approach to investing."

Portfolio Composition By Credit Rating
                                    % of fund      % of fund
                                   investments    investments
                                      as of          as of
                                     11/30/07       5/31/07

AAA                                    14%            11%
AA                                      2%            1%
A                                       --            1%
BBB                                    18%            19%
BB                                      4%            4%
Unrated                                62%            64%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

Top Five Sectors as of November 30, 2007
                                                   % of fund
                                                  investments

Land Secured                                          35%
Hospital Revenue                                      16%
Continuing Care Retirement Facility                   10%
Project Finance Revenue                               8%
Special Tax Revenue                                   6%

------
13

SCHEDULE OF INVESTMENTS
High-Yield Municipal

NOVEMBER 30, 2007 (UNAUDITED)

Principal Amount                                                             Value

Municipal Securities -- 98.6%

ALABAMA -- 1.4%
   $ 4,150,000  Montgomery Medical Clinic Board Health Care
                Facility Rev., (Jackson Hospital & Clinic), 5.25%,
                3/1/36(1)                                              $ 3,970,223
                                                                      ------------
ARIZONA -- 5.1%
     2,500,000  Arizona Health Facilities Auth. Rev., Series 2007
                B, (Banner Health), VRDN, 4.32%, 1/2/08                  2,500,000
       577,000  Centerra Community Facilities District GO, 5.50%,
                7/15/29                                                    537,972
     3,015,000  Pronghorn Ranch Community Facilities District GO,
                6.40%, 7/15/29                                           3,082,354
     1,120,000  Quailwood Meadows Community Facilities District
                GO, 6.00%, 7/15/22                                       1,123,237
     2,000,000  Quailwood Meadows Community Facilities District
                GO, 6.125%, 7/15/29                                      1,976,220
       910,000  Sundance Community Facilities Assessment District
                No. 2 Rev., 7.125%, 7/1/27                                 965,301
       783,000  Sundance Community Facilities Assessment District
                No. 3 Rev., 6.50%, 7/1/29                                  803,350
       395,000  Sundance Community Facilities District GO, 6.25%,
                7/15/29                                                    402,134
     1,500,000  Vistancia Community Facilities District GO, 5.50%,
                7/15/20                                                  1,549,365
     1,200,000  Vistancia Community Facilities District GO, 5.75%,
                7/15/24                                                  1,239,888
                                                                      ------------
                                                                        14,179,821
                                                                      ------------
ARKANSAS -- 0.4%
     1,000,000  Pulaski County Public Facilities Board Rev.,
                Series 2006 A, (Philander Smith College), 5.60%,
                6/1/36                                                     996,750
                                                                      ------------
CALIFORNIA -- 7.5%
     2,000,000  California Mobilehome Park Financing Auth. Rev.,
                Series 2003 B, (Palomar Estates E&W), 7.00%,
                9/15/36                                                  2,129,320
       715,000  California Statewide Communities Development Auth.
                Rev., (Thomas Jefferson School of Law), 7.75%,
                10/1/11, Prerefunded at 101% of Par(2)                     824,838

Principal Amount                                                             Value

     $ 500,000  Golden State Tobacco Securitization Corp.
                Settlement Rev., Series 2003 A1, 6.625%, 6/1/13          $ 578,595
     2,420,000  Golden State Tobacco Securitization Corp.
                Settlement Rev., Series 2003 A1, 6.75%, 6/1/13           2,815,428
       855,000  Hawaiian Gardens COP, Series 2000 A, 8.00%,
                6/1/10, Prerefunded at 102% of Par(2)                      955,069
     2,235,000  Independent Cities Lease Finance Auth. Rev.,
                Series 2004 A, (Morgan Hill - Hacienda Valley
                Mobile Estates), 5.90%, 11/15/34                         2,260,948
     1,970,000  Indio Redevelopment Agency Tax Allocation Rev.,
                Series 2004 B, (Sub-Merged Project Area), 6.50%,
                8/15/34                                                  2,075,119
     3,000,000  Perris Public Financing Auth. Special Tax Rev.,
                Series 2003 A, 6.25%, 9/1/33(1)                          3,141,120
     3,000,000  Rancho Cordova Community Facilities District No.
                2004-1 Special Tax Rev., (Sunridge Park Area),
                6.125%, 9/1/37                                           3,038,100
     1,000,000  Soledad Improvement Bond Act of 1915 Special
                Assessment, (Diamond Ridge Assessment District No.
                2002-01), 6.75%, 9/2/33                                  1,063,010
     1,575,000  Vallejo Multifamily Housing Rev., Series 1998 B,
                (Solano Affordable Housing), 8.25%, 4/1/39
                (Acquired 12/12/02, Cost $1,704,764)(3)                  1,750,077
                                                                      ------------
                                                                        20,631,624
                                                                      ------------
COLORADO -- 9.9%
     3,000,000  Denver Health & Hospital Auth. Healthcare Rev.,
                Series 2004 A, 6.25%, 12/1/14(1)                         3,495,300
    10,000,000  Denver Health & Hospital Auth. Healthcare Rev.,
                Series 2007 B, VRDN, 4.84%, 12/1/07, resets
                quarterly at 67% of the 3-month LIBOR plus 1.10%
                with no caps(1)                                         10,000,000
     5,725,000  Granby Ranch Metropolitan District GO, 6.75%,
                12/1/36(1)                                               5,497,031
     3,000,000  One Horse Business Improvement District Rev.,
                6.00%, 6/1/24                                            3,092,460
     1,500,000  Plaza Metropolitan District No. 1 Rev., 8.00%,
                12/1/25                                                  1,604,265

------
14

High-Yield Municipal

Principal Amount                                                             Value

    $2,000,000  Todd Creek Farms Metropolitan District No. 1 Rev.,
                5.60%, 12/1/14                                         $ 1,975,540
     1,500,000  Todd Creek Farms Metropolitan District No. 1 Rev.,
                6.125%, 12/1/19                                          1,500,840
                                                                      ------------
                                                                        27,165,436
                                                                      ------------
CONNECTICUT -- 0.4%
     1,000,000  Connecticut Development Auth. Industrial Rev.,
                (Afco Cargo BDL - LLC), 8.00%, 4/1/30                    1,056,610
                                                                      ------------
DISTRICT OF COLUMBIA -- 0.7%
     1,000,000  District of Columbia COP, (Public Safety &
                Emergency), 5.50%, 1/1/19 (Ambac)                        1,078,880
       750,000  Metropolitan Washington D.C. Airports Auth.
                General Rev., Series 2001 A, 5.50%, 10/1/18 (MBIA)         798,795
                                                                      ------------
                                                                         1,877,675
                                                                      ------------
FLORIDA -- 9.2%
     2,765,000  Anthem Park Community Development District Rev.,
                5.80%, 5/1/36                                            2,471,302
     4,775,000  Arborwood Community Development District Special
                Assessment Rev., Series 2006 B, (Centex Homes),
                5.25%, 5/1/16(1)                                         4,347,542
     2,230,000  Concorde Estates Community Development District
                Rev., Series 2004 B, 5.00%, 5/1/11                       2,214,591
       140,000  Covington Park Community Development District
                Rev., Series 2004 B, (Capital Improvement), 5.30%,
                11/1/09                                                    139,703
       970,000  Double Branch Community Development District
                Special Assessment, Series 2002 A, 6.70%, 5/1/34         1,040,732
     2,245,000  Dupree Lakes Community Development District Rev.,
                5.00%, 11/1/10                                           2,241,408
       520,000  Fleming Island Plantation Community Development
                District Special Assessment, Series 2000 B,
                7.375%, 5/1/10                                             574,122
       185,000  Middle Village Community Development District
                Special Assessment, Series 2004 B, 5.00%, 5/1/09           184,734
     2,500,000  Midtown Miami Community Development District
                Special Assessment, Series 2004 A, 6.25%, 5/1/37         2,336,375

Principal Amount                                                             Value

    $6,500,000  Seminole Indian Tribe Special Obligation Rev.,
                Series 2007 A, 5.50%, 10/1/24(1)                       $ 6,516,574
     1,245,000  South-Dade Venture Community Development District
                Rev., 6.125%, 5/1/34                                     1,272,427
       605,000  Sterling Hill Community Development District
                Special Assessment, Series 2003 B, 5.50%, 11/1/10          603,282
       360,000  Stoneybrook West Community Development District
                Special Assessment, Series 2000 A, 7.00%, 5/1/32           374,922
       935,000  Waterchase Community Development District Rev.,
                Series 2001 A, 6.70%, 5/1/32, Prerefunded at 101%
                of Par(2)                                                1,027,116
                                                                      ------------
                                                                        25,344,830
                                                                      ------------
GEORGIA -- 0.4%
     1,235,000  City of Atlanta Tax Allocation Rev., (Princeton
                Lakes), 5.50%, 1/1/31                                    1,188,873
                                                                      ------------
GUAM -- 0.6%
     1,500,000  Guam Government Waterworks Auth. Rev., 6.00%,
                7/1/25                                                   1,577,715
                                                                      ------------
ILLINOIS -- 14.3%
     1,325,000  Bedford Park Tax Allocation Rev., 5.125%, 12/30/18       1,298,633
     3,000,000  Chicago Park District GO, Series 2006 C, 5.00%,
                1/1/12 (FGIC)(1)                                         3,175,140
     3,000,000  Chicago Tax Increment Allocation Rev., Series 2004
                B, (Pilsen Redevelopment), (Junior Lien), 6.75%,
                6/1/22(1)                                                3,162,690
     5,995,000  City of Yorkville Special Service Area No.
                2005-109 Special Tax Rev., (Bristol Bay I),
                5.875%, 3/1/36(1)                                        5,686,436
     5,000,000  Illinois Finance Auth. Rev., Series 2007 A,
                (Sedgebrook, Inc. Facility), 6.00%, 11/15/37(1)          4,871,050
     5,000,000  Illinois Finance Auth. Rev., Series 2007 A,
                (Sedgebrook, Inc. Facility), 6.00%, 11/15/42(1)          4,816,250
     3,347,000  Pingree Grove Special Service Area No. 7 Special
                Tax Rev., Series 2006-1, (Cambridge Lakes), 6.00%,
                3/1/36(1)                                                3,229,822
     1,000,000  Village of Bolingbrook Sales Tax Rev., VRDN,
                0.00%, 1/3/08(4)                                         1,032,080

------
15

High-Yield Municipal

Principal Amount Principal Amount                                            Value

    $5,000,000  Village of Hampshire Special Service Area No. 13
                Special Tax Rev., (Tuscany Woods), 5.75%, 3/1/37(1)    $ 4,593,600
     4,230,000  Village of Hampshire Special Service Area No. 16
                Special Tax Rev., Series 2007 A, (Crown
                Development - Prairie Ridge West), 6.00%, 3/1/46(1)      4,091,298
     3,500,000  Volo Village Special Service Area No. 3 Special
                Tax Rev., Series 2006-1, (Symphony Meadows),
                6.00%, 3/1/36(1)                                         3,377,465
                                                                      ------------
                                                                        39,334,464
                                                                      ------------
INDIANA -- 3.5%
     7,000,000  Indiana Health & Educational Facility Financing
                Auth. Hospital Rev., (Community Foundation of
                Northwest Indiana Obligated Group), 5.50%,
                3/1/37(1)                                                6,796,300
     3,000,000  Vigo County Hospital Auth. Rev., (Union Hospital,
                Inc.), 5.70%, 9/1/37 (Acquired 6/27/07, Cost
                $3,000,000)(1)(3)                                        2,800,920
                                                                      ------------
                                                                         9,597,220
                                                                      ------------
IOWA -- 1.3%
     2,000,000  Iowa Finance Auth. Senior Living Facility Rev.,
                Series 2007 A, (Deerfield Retirement Community,
                Inc.), 5.50%, 11/15/37                                   1,837,020
     2,000,000  Tobacco Settlement Auth. Rev., Series 2005 C,
                5.50%, 6/1/42                                            1,810,820
                                                                      ------------
                                                                         3,647,840
                                                                      ------------
KANSAS -- 2.0%
     1,100,000  Labette County Hospital Rev., Series 2007 A,
                5.75%, 9/1/37                                            1,070,861
     4,500,000  Lenexa Health Care Facility Rev., (Lakeview
                Village, Inc.), 5.50%, 5/15/39                           4,365,720
                                                                      ------------
                                                                         5,436,581
                                                                      ------------
MARYLAND -- 2.1%
     1,240,000  Anne Arundel County Special Obligation Rev.,
                (Arundel Mills), 7.10%, 7/1/09, Prerefunded at
                102% of Par(2)                                           1,334,823
     1,000,000  Anne Arundel County Special Obligation Rev.,
                (National Business Park), 7.375%, 7/1/10,
                Prerefunded at 102% of Par(2)                            1,116,350
     1,000,000  Baltimore Special Obligation Rev., (North Locust
                Point), 5.50%, 9/1/34                                      943,210

Principal Amount                                                             Value

    $1,000,000  Maryland Industrial Development Financing Auth.
                Rev., Series 2005 A, (Our Lady of Good Counsel
                High School), 6.00%, 5/1/35                            $ 1,014,570
     1,195,000  Prince Georges County Rev., (Woodview Village
                Phase II - Subdistrict), 7.00%, 7/1/12                   1,396,967
                                                                      ------------
                                                                         5,805,920
                                                                      ------------
MASSACHUSSETTS -- 0.9%
     2,625,000  Massachusetts Development Finance Agency Rev.,
                Series 2007 A, (Linden Ponds, Inc. Facility),
                5.75%, 11/15/42                                          2,507,295
                                                                      ------------
MICHIGAN -- 3.5%
    10,000,000  Michigan Tobacco Settlement Finance Auth., Series
                2007 A, 6.00%, 6/1/48(1)                                 9,740,700
                                                                      ------------
MINNESOTA -- 2.0%
       840,000  Meeker County Hospital Facilities Rev., (Memorial
                Hospital), 5.75%, 11/1/27                                  832,096
     1,720,000  Meeker County Hospital Facilities Rev., (Memorial
                Hospital), 5.75%, 11/1/37                                1,672,098
     3,000,000  North Oaks Senior Housing Rev., (Presbyterian
                Homes), 6.50%, 10/1/47                                   3,084,120
                                                                      ------------
                                                                         5,588,314
                                                                      ------------
MISSOURI -- 0.4%
       860,000  Missouri Bottom Transportation Development
                District Hazelwood Rev., 7.20%, 5/1/33                     920,896
       255,000  Missouri Housing Development Commission Mortgage
                Rev., Series 1998 B2, (Single Family), 6.40%,
                9/1/29                                                     263,798
                                                                      ------------
                                                                         1,184,694
                                                                      ------------
NEVADA -- 5.8%
     1,085,000  Clark County Improvement District No. 121 Special
                Assessment, (Southern Highlands Area), 7.50%,
                12/1/09, Prerefunded at 102% of Par(2)                   1,187,489
     2,975,000  Clark County Improvement District No. 142 Special
                Assessment, 5.50%, 8/1/12                                3,002,161
       670,000  Clark County Improvement Districts No. 108 & 124
                Special Assessment, Series 2003 B, 5.25%, 2/1/12           669,330

------
16

High-Yield Municipal

Principal Amount Principal Amount                                            Value

     $ 700,000  Clark County Improvement Districts No. 108 & 124
                Special Assessment, Series 2003 B, 5.375%, 2/1/13        $ 702,765
       675,000  Clark County Improvement Districts No. 108 & 124
                Special Assessment, Series 2003 B, 5.40%, 2/1/14           677,228
     1,530,000  Henderson Local Improvement District No. T-15
                Special Assessment, 6.10%, 3/1/24                        1,527,016
     1,105,000  Henderson Redevelopment Agency Tax Allocation
                Rev., Series 2002 B, 7.10%, 10/1/22                      1,173,764
       350,000  Henderson Redevelopment Agency Tax Allocation
                Rev., Series 2002 B, 7.20%, 10/1/25                        371,067
     1,250,000  Las Vegas Improvement District No. 607 Special
                Assessment, 5.50%, 6/1/13                                1,221,925
       490,000  Las Vegas Improvement District No. 808 Special
                Assessment, (Summerlin Area), 5.70%, 6/1/08                504,725
     3,500,000  Las Vegas Improvement Districts No. 808 & 810
                Special Assessment,(Summerlin Village 23B),
                6.125%, 6/1/31                                           3,357,199
       710,000  Reno Special Assessment District No. 4 Rev.,
                (Somersett Parkway), 5.20%, 12/1/10                        710,256
       750,000  Reno Special Assessment District No. 4 Rev.,
                (Somersett Parkway), 5.45%, 12/1/11                        755,753
                                                                      ------------
                                                                        15,860,678
                                                                      ------------
NEW JERSEY -- 4.5%
     5,000,000  New Jersey Economic Development Auth. Rev., Series
                2006 A, (Gloucester Marine Terminal), 6.625%,
                1/1/37(1)                                                5,134,150
     5,000,000  New Jersey Economic Development Auth. Rev., Series
                2006 B, (Gloucester Marine Terminal), 6.875%,
                1/1/37(1)                                                5,171,000
     2,000,000  New Jersey Economic Development Auth. Rev., Series
                2006 C, (Gloucester Marine Terminal), 6.50%, 1/1/15      2,026,080
                                                                      ------------
                                                                        12,331,230
                                                                      ------------
NEW MEXICO -- 1.3%
     1,490,000  Cabezon Public Improvement District Special Tax
                Rev., 6.30%, 9/1/34                                      1,520,813
     1,000,000  Mariposa East Public Improvement District GO,
                6.00%, 9/1/32                                            1,004,960

Principal Amount                                                             Value

    $1,000,000  Ventana West Public Improvement District Special
                Levy Rev., 6.875%, 8/1/33                              $ 1,046,570
                                                                      ------------
                                                                         3,572,343
                                                                      ------------
NEW YORK -- 0.4%
     1,000,000  Onondaga County Industrial Development Auth. Rev.,
                (Air Cargo), 7.25%, 1/1/32                               1,046,210
                                                                      ------------
NORTHERN MARIANA ISLANDS -- 0.8%
     1,900,000  Northern Mariana Islands GO, Series 2003 A, 6.75%,
                10/1/13, Prerefunded at 100% of Par(2)                   2,222,411
       100,000  Northern Mariana Islands GO, Series 2003 A, 6.75%,
                10/1/33                                                    106,082
                                                                      ------------
                                                                         2,328,493
                                                                      ------------
OHIO -- 2.8%
     1,115,000  Hebron Waterworks Rev., 5.875%, 12/1/25                  1,179,046
       745,000  Hebron Waterworks Rev., 6.125%, 12/1/29                    793,380
       285,000  New Albany Plain Local School District GO, 5.50%,
                12/1/19 (FGIC)                                             306,404
     1,800,000  Pinnacle Community Infrastructure Financing
                Facilities Auth. Rev., Series 2004 A, 6.25%,
                12/1/36                                                  1,832,273
     1,100,000  Port of Greater Cincinnati Development Auth.
                Special Assessment, (Cooperative Public Parking
                Infrastructure), 6.40%, 2/15/34                          1,137,059
     2,600,000  Trumbull County Health Care Facilities Rev.,
                (Shepherd of the Valley Lutheran Retirement
                Services, Inc. Obligated Group), VRDN, 5.15%,
                12/3/07 (RADIAN) (SBBPA: Fleet National Bank)            2,600,000
                                                                      ------------
                                                                         7,848,162
                                                                      ------------
OKLAHOMA -- 1.2%
     2,500,000  Norman Regional Hospital Auth. Rev., 5.375%, 9/1/36      2,463,775
       750,000  Oklahoma City Industrial & Cultural Facilities
                Trust Rev., 6.75%, 1/1/23                                  773,963
                                                                      ------------
                                                                         3,237,738
                                                                      ------------
OREGON -- 2.4%
     2,000,000  Cow Creek Band of Umpqua Tribe of Indians Rev.,
                Series 2006 C, 5.625%, 10/1/26 (Acquired 6/9/06,
                Cost $2,000,000)(3)                                      1,939,540

------
17

High-Yield Municipal

Principal Amount Principal Amount                                            Value

    $4,750,000  Forest Grove Student Housing Rev., (Oak Tree
                Foundation), 5.50%, 3/1/37 (Acquired 6/28/07, Cost
                $4,750,000)(1)(3)                                      $ 4,559,668
                                                                      ------------
                                                                         6,499,208
                                                                      ------------
PENNSYLVANIA -- 3.7%
     4,375,000  Allegheny County Redevelopment Auth. Tax
                Allocation, (Pittsburgh Mills), 5.10%, 7/1/14(1)         4,389,132
     1,500,000  Allegheny County Redevelopment Auth. Tax
                Allocation, (Pittsburgh Mills), 5.60%, 7/1/23            1,510,590
     1,000,000  Langhorne Manor Boro Higher Education Auth. Rev.,
                (Philadelphia Biblical University), 5.50%, 4/1/25          997,150
       185,000  New Morgan Municipal Auth. Office Rev., Series
                1999 A, (Commonwealth Office), 5.375%, 6/1/08              184,402
     3,000,000  Peninsula Town Center Community Development Auth.
                Special Obligation Rev., 6.45%, 9/1/37                   3,066,030
                                                                      ------------
                                                                        10,147,304
                                                                      ------------
RHODE ISLAND -- 0.2%
       500,000  Cranston GO, 6.375%, 11/15/09, Prerefunded at 101%
                of Par (FGIC)(2)                                           534,050
                                                                      ------------
TENNESSEE -- 1.8%
     1,340,000  Chattanooga Health Educational & Housing Facility
                Board Rev., Series 2005 B, (Campus Development
                Foundation, Inc. Phase I LLC), 5.50%, 10/1/20            1,331,973
     3,565,000  Chattanooga Health Educational & Housing Facility
                Board Rev., Series 2005 B, (Campus Development
                Foundation, Inc. Phase I LLC), 6.00%, 10/1/35(1)         3,570,170
                                                                      ------------
                                                                         4,902,143
                                                                      ------------

Principal Amount                                                             Value

TEXAS -- 4.6%
     $ 505,000  Abia Development Corp. Airport Facilities Rev.,
                (Aero Austin L.P.), 6.75%, 1/1/11                        $ 514,070
     5,000,000  Lufkin Health Facilities Development Corp. Rev.,
                (Memorial Health System of East Texas), 5.50%,
                2/15/37(1)                                               4,974,350
     2,000,000  Pearland Development Auth. Tax Allocation Rev.,
                5.50%, 9/1/28 (RADIAN)                                   2,041,620
     5,500,000  Tarrant County Cultural Education Facilities
                Finance Corp. Retirement Facility Rev.,
                (Buckingham Senior Living Community, Inc.), 5.75%,
                11/15/37(1)                                              5,211,140
                                                                      ------------
                                                                        12,741,180
                                                                      ------------
WASHINGTON -- 0.4%
       860,000  Cowlitz County Kelso School District No. 458 GO,
                5.75%, 12/1/18 (FSA) (School Bond Guarantee)               934,923
       250,000  Port of Seattle Rev., Series 2000 B, 6.00%, 2/1/15
                (MBIA)                                                     281,330
                                                                      ------------
                                                                         1,216,253
                                                                      ------------
WISCONSIN -- 3.1%
     4,700,000  Badger Tobacco Asset Securitization Corp. Rev.,
                6.125%, 6/1/27(1)                                        4,865,863
     2,000,000  Wisconsin Health & Educational Facilities Auth.
                Rev., Series 2004 A, (Southwest Health Center),
                6.25%, 4/1/34                                            2,008,080
     1,750,000  Wisconsin Health & Educational Facilities Auth.
                Rev., Series 2006 A, (Marshfield Clinic), 5.375%,
                2/15/34                                                  1,713,723
                                                                      ------------
                                                                         8,587,666
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 98.6%
(Cost $273,034,263)                                                    271,685,243
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 1.4%                                     3,803,158
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $275,488,401
                                                                      ============

------
18

High-Yield Municipal

Futures Contracts
                                                  Underlying Face     Unrealized
    Contracts Purchased       Expiration Date     Amount at Value     Gain (Loss)

417     U.S. Treasury
        2-Year Notes             March 2008         $87,615,609        $118,671
                                                   ==============    ============

                                                  Underlying Face     Unrealized
      Contracts Sold          Expiration Date     Amount at Value     Gain (Loss)

305     U.S. Treasury
        10-Year Notes            March 2008         $34,526,953       $(507,032)
                                                   ==============    ============

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance, Inc.

GO = General Obligation

LIBOR = London Interbank Offered Rate

MBIA = MBIA Insurance Corporation

RADIAN = Radian Asset Assurance, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective November 30, 2007.

(1)  Security, or a portion thereof, has been segregated for futures contracts.

(2)  Escrowed to maturity in U.S. government securities or state and local government securities.

(3)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2007 was
     $11,050,205, which represented 4.0% of total net assets.

(4)  Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Rate shown is effective November 30, 2007.

See Notes to Financial Statements.

------
19

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2007 to November 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
20

                           Beginning     Ending      Expenses Paid
                            Account      Account     During Period*   Annualized
                             Value        Value         6/1/07 -        Expense
                            6/1/07      11/30/07        11/30/07        Ratio*

Long-Term Tax-Free

ACTUAL

Investor Class              $1,000      $1,003.90        $2.45           0.49%

Institutional Class         $1,000      $1,004.90        $1.45           0.29%

A Class                     $1,000      $1,002.70        $3.70           0.74%

B Class                     $1,000       $998.90         $7.45           1.49%

C Class                     $1,000       $999.00         $7.45           1.49%

HYPOTHETICAL

Investor Class              $1,000      $1,022.55        $2.48           0.49%

Institutional Class         $1,000      $1,023.55        $1.47           0.29%

A Class                     $1,000      $1,021.30        $3.74           0.74%

B Class                     $1,000      $1,017.55        $7.52           1.49%

C Class                     $1,000      $1,017.55        $7.52           1.49%

High-Yield Municipal

ACTUAL

Investor Class              $1,000       $971.60         $3.11           0.63%

A Class                     $1,000       $970.40         $4.33           0.88%

B Class                     $1,000       $966.80         $8.01           1.63%

C Class                     $1,000       $966.80         $8.01           1.63%

HYPOTHETICAL

Investor Class              $1,000      $1,021.85        $3.18           0.63%

A Class                     $1,000      $1,020.60        $4.45           0.88%

B Class                     $1,000      $1,016.85        $8.22           1.63%

C Class                     $1,000      $1,016.85        $8.22           1.63%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
21

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2007 (UNAUDITED)
                                                        Long-Term       High-Yield
                                                         Tax-Free        Municipal
ASSETS

Investment securities, at value
(cost of $27,465,270 and
$273,034,263, respectively)                           $27,872,364     $271,685,243

Receivable for investments sold                         3,784,209               --

Receivable for capital shares sold                             --          105,700

Receivable for variation margin
on futures contracts                                        3,246           38,607

Interest receivable                                       325,699        4,403,348
                                                   --------------   --------------
                                                       31,985,518      276,232,898
                                                   --------------   --------------
LIABILITIES

Disbursements in excess of
demand deposit cash                                       141,720          205,597

Payable for investments purchased                       4,884,477               --

Payable for capital shares redeemed                         6,425           62,107

Accrued management fees                                     7,973          142,390

Distribution fees payable                                     849           24,906

Service fees (and distribution fees --
A Class) payable                                            1,963           39,234

Dividends payable                                              --          270,263
                                                   --------------   --------------
                                                        5,043,407          744,497
                                                   --------------   --------------

NET ASSETS                                            $26,942,111     $275,488,401
                                                   ==============   ==============

See Notes to Financial Statements.

------
22

NOVEMBER 30, 2007 (UNAUDITED)
                                                        Long-Term       High-Yield
                                                         Tax-Free        Municipal
NET ASSETS CONSIST OF:

Capital paid in                                       $27,645,199     $282,438,356

Undistributed net investment income                        27,577               --

Accumulated net realized loss on investment
transactions                                          (1,097,346)      (5,212,574)

Net unrealized appreciation (depreciation) on
investments                                               366,681      (1,737,381)
                                                   --------------   --------------
                                                      $26,942,111     $275,488,401
                                                   ==============   ==============
INVESTOR CLASS

Net assets                                               $242,612      $86,121,415

Shares outstanding                                         22,889        8,508,327

Net asset value per share                                  $10.60           $10.12

INSTITUTIONAL CLASS

Net assets                                            $17,375,362              N/A

Shares outstanding                                      1,639,258

Net asset value per share                                  $10.60

A CLASS

Net assets                                             $7,957,255     $149,646,107

Shares outstanding                                        750,707       14,784,227

Net asset value per share                                  $10.60           $10.12

Maximum offering price (net asset value
divided by 0.955)                                          $11.10           $10.60

B CLASS

Net assets                                             $1,205,112       $4,263,604

Shares outstanding                                        113,707          421,221

Net asset value per share                                  $10.60           $10.12

C CLASS

Net assets                                               $161,770      $35,457,275

Shares outstanding                                         15,262        3,502,982

Net asset value per share                                  $10.60           $10.12

See Notes to Financial Statements.

------
23

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED)
                                                        Long-Term       High-Yield
                                                         Tax-Free        Municipal
INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                $ 666,024      $ 8,237,611
                                                  ---------------   --------------

EXPENSES:

Management fees                                            52,530          903,975

Distribution fees:

 B Class                                                    4,861           16,826

 C Class                                                      397          141,164

Service fees:

 B Class                                                    1,620            5,609

 C Class                                                      132           47,055

Distribution and service fees -- A Class                   12,349          194,443

Trustees' fees and expenses                                   817            8,154

Other expenses                                                122            1,974
                                                  ---------------   --------------
                                                           72,828        1,319,200
                                                  ---------------   --------------

NET INVESTMENT INCOME (LOSS)                              593,196        6,918,411
                                                  ---------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                 (640,923)      (4,709,131)

Futures and swap transactions                              99,255          328,906
                                                  ---------------   --------------
                                                        (541,668)      (4,380,225)
                                                  ---------------   --------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                                95,610     (11,210,921)

Futures and swaps                                        (65,970)        (369,599)
                                                  ---------------   --------------
                                                           29,640     (11,580,520)
                                                  ---------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                 (512,028)     (15,960,745)
                                                  ---------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                $ 81,168    $ (9,042,334)
                                                  ===============   ==============

See Notes to Financial Statements.

------
24

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED) AND YEAR ENDED MAY 31, 2007
                                  Long-Term Tax-Free          High-Yield Municipal

Increase (Decrease) in        Nov. 30,
Net Assets                     2007      May 31, 2007  Nov. 30, 2007   May 31, 2007

OPERATIONS

Net investment income
(loss)                       $ 593,196   $ 1,359,480    $ 6,918,411   $ 12,750,107

Net realized
gain (loss)                  (541,668)       350,007    (4,380,225)      1,657,489

Change in net
unrealized appreciation
(depreciation)                  29,640      (41,606)   (11,580,520)      3,122,438
                           -----------   -----------   ------------   ------------
Net increase (decrease)
in net assets
resulting from
operations                      81,168     1,667,881    (9,042,334)     17,530,034
                           -----------   -----------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income:

 Investor Class                (4,667)       (5,831)    (2,389,799)    (4,616,008)

 Institutional Class         (373,580)     (712,795)             --             --

 A Class                     (192,888)     (588,921)    (3,687,638)    (6,636,230)

 B Class                      (20,361)      (50,819)       (89,513)      (172,636)

 C Class                       (1,700)       (1,115)      (751,461)    (1,325,233)
                           -----------   -----------   ------------   ------------
Decrease in net assets
from distributions           (593,196)   (1,359,481)    (6,918,411)   (12,750,107)
                           -----------   -----------   ------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets
from capital share
transactions               (3,742,020)   (6,952,148)    (7,504,146)     45,266,593
                           -----------   -----------   ------------   ------------

NET INCREASE (DECREASE)
IN NET ASSETS              (4,254,048)   (6,643,748)   (23,464,891)     50,046,520

NET ASSETS

Beginning of period         31,196,159    37,839,907    298,953,292    248,906,772
                           -----------   -----------   ------------   ------------

End of period              $26,942,111   $31,196,159   $275,488,401   $298,953,292
                           ===========   ===========   ============   ============
Undistributed net
investment income              $27,577       $27,577             --             --
                           ===========   ===========   ============   ============

See Notes to Financial Statements.

------
25

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Long-Term Tax-Free Fund (Long-Term Tax-Free)
and High-Yield Municipal Fund (High-Yield Municipal) (collectively, the funds)
are two funds in a series issued by the trust. Long-Term Tax-Free is diversified under the 1940 Act. High-Yield Municipal is non-diversified under the 1940 Act. Long-Term Tax-Free's investment objective is to seek a high level of current income that is exempt from federal income taxes consistent with preservation of capital. Long-Term Tax-Free invests primarily in long-term investment-grade municipal obligations. High-Yield Municipal's investment objective is to seek high current income that is exempt from federal income taxes. Capital appreciation is a secondary objective.
High-Yield Municipal invests primarily in long-term and intermediate-term municipal obligations. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Long-Term Tax-Free is authorized to issue the Investor
Class, the Institutional Class, the A Class, the B Class and the C Class.
High-Yield Municipal is authorized to issue the Investor Class, the A Class, the B Class and the C Class. The A Class may incur an initial sales charge.
The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or
there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

------
26

Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The funds may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.1625% to 0.2800% for Long-Term Tax-Free and from 0.2925% to 0.4100% for High-Yield Municipal. The rates for the
Complex Fee (Investor Class, A Class, B Class and C Class) range from 0.2500%
to 0.3100%. The Institutional Class is 0.2000% less at each point within the
Complex Fee range. The effective annual management fee for each of the
Investor Class, A Class, B Class and C Class of Long-Term Tax-Free and
High-Yield Municipal for the six months ended November 30, 2007 was 0.48% and
0.62%, respectively. The effective annual management fee for the Institutional
Class of Long-Term Tax-Free for the six months ended November 30, 2007 was
0.28%.

------
27

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class and C Class (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century
Investment Services, Inc. (ACIS) an annual distribution and service fee of
0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries. Fees incurred under the plans during the six months ended November 30, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC.

The funds have a bank line of credit agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended November 30, 2007, were as follows:

                                Long-Term Tax-Free          High-Yield Municipal

Purchases                           $31,458,230                 $88,497,518
Proceeds from sales                 $32,546,767                 $95,751,576

------
28

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                    Six months ended             Year ended
                                   November 30, 2007            May 31, 2007

                               Shares         Amount        Shares          Amount
Long-Term Tax-Free

INVESTOR CLASS

Sold                            1,846       $ 19,546        20,901       $ 226,301

Issued in
reinvestment of
distributions                     438          4,643           526           5,718

Redeemed                           --             --       (3,168)        (34,547)
                          -----------   ------------   -----------   -------------
                                2,284         24,189        18,259         197,472
                          -----------   ------------   -----------   -------------
INSTITUTIONAL CLASS

Issued in
reinvestment of
distributions                  35,625        373,463        65,697         712,471
                          -----------   ------------   -----------   -------------

A CLASS

Sold                           26,048        275,867        96,442       1,049,120

Issued in
reinvestment of
distributions                  14,370        152,315        40,105         434,715

Redeemed                    (424,615)    (4,502,443)     (804,205)     (8,715,672)
                          -----------   ------------   -----------   -------------
                            (384,197)    (4,074,261)     (667,658)     (7,231,837)
                          -----------   ------------   -----------   -------------
B CLASS

Sold                              640          6,806         3,841          41,044

Issued in
reinvestment of
distributions                   1,531         16,234         3,656          39,610

Redeemed                     (19,824)      (209,796)      (67,333)       (727,027)
                          -----------   ------------   -----------   -------------
                             (17,653)      (186,756)      (59,836)       (646,373)
                          -----------   ------------   -----------   -------------
C CLASS

Sold                           15,115        160,371         1,388          15,004

Issued in
reinvestment of
distributions                     156          1,650           103           1,115

Redeemed                      (3,842)       (40,676)            --              --
                          -----------   ------------   -----------   -------------
                               11,429        121,345         1,491          16,119
                          -----------   ------------   -----------   -------------
Net increase
(decrease)                  (352,512)   $(3,742,020)     (642,047)    $(6,952,148)
                          ===========   ============   ===========   =============

------
29

                                   Six months ended                     Year ended
                                  November 30, 2007                   May 31, 2007
                              Shares         Amount         Shares          Amount
High-Yield Municipal

INVESTOR CLASS

Sold                       1,265,610   $ 13,187,469      3,551,483    $ 37,619,683

Issued in
reinvestment of
distributions                141,877      1,464,506        273,658       2,917,123

Redeemed                 (2,003,410)   (20,570,745)    (2,805,384)    (29,932,323)
                         -----------   ------------    -----------   -------------
                           (595,923)    (5,918,770)      1,019,757      10,604,483
                         -----------   ------------    -----------   -------------
A CLASS

Sold                       2,621,294     27,192,934      6,497,555      69,268,767

Issued in
reinvestment of
distributions                304,557      3,142,520        530,236       5,653,892

Redeemed                 (2,990,661)   (30,830,101)    (4,528,018)    (48,368,107)
                         -----------   ------------    -----------   -------------
                            (64,810)      (494,647)      2,499,773      26,554,552
                         -----------   ------------    -----------   -------------
B CLASS

Sold                          14,480        149,557         66,699         710,714

Issued in
reinvestment of
distributions                  3,614         37,278          6,014          64,138

Redeemed                    (45,286)      (470,297)       (49,747)       (528,051)
                         -----------   ------------    -----------   -------------
                            (27,192)      (283,462)         22,966         246,801
                         -----------   ------------    -----------   -------------
C CLASS

Sold                         448,635      4,656,994      1,203,132      12,795,715

Issued in
reinvestment of
distributions                 29,013        299,265         43,904         468,377

Redeemed                   (558,795)    (5,763,526)      (506,615)     (5,403,335)
                         -----------   ------------    -----------   -------------
                            (81,147)      (807,267)        740,421       7,860,757
                         -----------   ------------    -----------   -------------
Net increase
(decrease)                 (769,072)   $(7,504,146)      4,282,917    $ 45,266,593
                         ===========   ============    ===========   =============

5. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or American Century
Global Investment Management, Inc. (ACGIM), have a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended November 30, 2007.

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. (the Bank of America agreement). The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the Bank of America agreement bear interest at the Federal Funds rate plus 0.40%.

6. RISK FACTORS

Income may be subject to state and local taxes and, if applicable, the alternative minimum tax.

Long-Term Tax-Free may invest primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk and default risk.

High-Yield Municipal invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity and default risk.

------
30

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2007, the components of investments for federal income tax purposes were as follows:

                                       Long-Term Tax-Free    High-Yield Municipal

Federal tax cost of investments               $27,465,270            $273,034,263
                                           ==============          ==============
Gross tax appreciation of
investments                                      $420,091              $4,655,567

Gross tax depreciation of
investments                                      (12,997)             (6,004,587)
                                           --------------          --------------
Net tax appreciation
(depreciation) of investments                    $407,094            $(1,349,020)
                                           ==============          ==============

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

Following are the capital loss carryovers and capital loss deferral amounts as of May 31, 2007:

                                      Long-Term Tax-Free    High-Yield Municipal

Accumulated capital losses                $(540,242)             $(851,111)

Capital loss deferral                     $(18,901)                  --

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                            2010    2011      2012         2013          2014

Long-Term Tax-Free           --      --     $(8,266)    $(142,310)    $(389,666)

High-Yield Municipal      $(4,877)   --    $(145,918)   $(700,316)        --

The capital loss deferral listed above for Long-Term Tax-Free represents net capital losses incurred in the seven-month period ended May 31, 2007.
Long-Term Tax-Free has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
31

FINANCIAL HIGHLIGHTS
Long-Term Tax-Free

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                                                     2007(1)      2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $10.78    $10.70     $10.72
                                                     -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)                           0.22      0.43       0.06

 Net Realized and Unrealized Gain (Loss)              (0.18)      0.08     (0.02)
                                                     -------   -------    -------
 Total From Investment Operations                       0.04      0.51       0.04
                                                     -------   -------    -------
Distributions

 From Net Investment Income                           (0.22)    (0.43)     (0.06)
                                                     -------   -------    -------
Net Asset Value, End of Period                        $10.60    $10.78     $10.70
                                                     =======   =======    =======

TOTAL RETURN(3)                                        0.39%     4.84%      0.42%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                               0.49%(4)     0.49%   0.49%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                               4.16%(4)     4.00%   3.85%(4)

Portfolio Turnover Rate                                 124%      101%        62%

Net Assets, End of Period (in thousands)                $243      $222        $25

(1)  Six months ended November 30, 2007 (unaudited).

(2)  April 3, 2006 (commencement of sale) through May 31, 2006.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------
32

Long-Term Tax-Free

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                                                    2007(1)       2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                 $10.78     $10.70     $10.72
                                                    -------    -------    -------
Income From Investment Operations

 Net Investment Income (Loss)                          0.23       0.45       0.07

 Net Realized and Unrealized Gain (Loss)             (0.18)       0.08     (0.02)
                                                    -------    -------    -------
 Total From Investment Operations                      0.05       0.53       0.05
                                                    -------    -------    -------
Distributions

 From Net Investment Income                          (0.23)     (0.45)     (0.07)
                                                    -------    -------    -------
Net Asset Value, End of Period                       $10.60     $10.78     $10.70
                                                    =======    =======    =======

TOTAL RETURN(3)                                       0.49%      5.05%      0.45%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                              0.29%(4)      0.29%   0.29%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                              4.36%(4)      4.20%   4.05%(4)

Portfolio Turnover Rate                                124%       101%        62%

Net Assets, End of Period (in thousands)            $17,375    $17,285    $16,456

(1)  Six months ended November 30, 2007 (unaudited).

(2)  April 3, 2006 (commencement of sale) through May 31, 2006.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------
33

Long-Term Tax-Free

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                          2007(1)      2007    2006(2)       2006       2005      2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $10.78    $10.70     $10.72     $10.74     $11.06    $10.98     $10.50
                          -------   -------    -------    -------    -------   -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)               0.21      0.41       0.06    0.35(3)    0.33(3)   0.33(3)    0.41(3)

 Net Realized and
 Unrealized
 Gain (Loss)               (0.18)      0.08     (0.02)     (0.03)     (0.15)      0.24       0.61
                          -------   -------    -------    -------    -------   -------    -------
 Total From
 Investment
 Operations                  0.03      0.49       0.04       0.32       0.18      0.57       1.02
                          -------   -------    -------    -------    -------   -------    -------
Distributions

 From Net
 Investment Income         (0.21)    (0.41)     (0.06)     (0.34)     (0.33)    (0.33)     (0.42)

 From Net
 Realized Gains                --        --         --         --     (0.17)    (0.16)     (0.12)
                          -------   -------    -------    -------    -------   -------    -------
 Total
 Distributions             (0.21)    (0.41)     (0.06)     (0.34)     (0.50)    (0.49)     (0.54)
                          -------   -------    -------    -------    -------   -------    -------
Net Asset Value, End
of Period                  $10.60    $10.78     $10.70     $10.72     $10.74    $11.06     $10.98
                          =======   =======    =======    =======    =======   =======    =======

TOTAL RETURN(4)             0.27%     4.58%      0.40%      3.01%      1.63%     5.31%      9.88%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               0.74%(5)     0.74%   0.74%(5)      0.82%      0.84%     0.85%      0.85%

Ratio of Operating
Expenses to Average
Net Assets
(Before Expense
Waiver)                  0.74%(5)     0.74%   0.74%(5)      0.82%      0.84%     0.89%      0.93%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                   3.91%(5)     3.75%   3.60%(5)      3.21%      3.01%     3.01%      3.78%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets (Before
Expense Waiver)          3.91%(5)     3.75%   3.60%(5)      3.21%      3.01%     2.97%      3.70%

Portfolio
Turnover Rate                124%      101%        62%        27%        43%   815%(6)        48%

Net Assets,
End of Period
(in thousands)             $7,957   $12,233    $19,288    $36,834   $123,399  $120,606   $107,770

(1)  Six months ended November 30, 2007 (unaudited).

(2)  April 1, 2006 through May 31, 2006. Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period. For the years before May 31, 2006, Long-Term Tax-Free's fiscal year end was March 31.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238% if this trading activity was excluded from the calculation.

See Notes to Financial Statements.

------
34

Long-Term Tax-Free

B Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                           2007(1)      2007     2006(2)      2006      2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period         $10.78    $10.70      $10.72    $10.73    $11.06     $10.98    $10.50
                           -------   -------     -------   -------   -------    -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)                0.17      0.32        0.05   0.27(3)   0.26(3)    0.26(3)   0.34(3)

 Net Realized and
 Unrealized
 Gain (Loss)                (0.18)      0.08      (0.02)    (0.01)    (0.16)       0.24      0.61
                           -------   -------     -------   -------   -------    -------   -------
 Total From
 Investment
 Operations                 (0.01)      0.40        0.03      0.26      0.10       0.50      0.95
                           -------   -------     -------   -------   -------    -------   -------
Distributions

 From Net
 Investment Income          (0.17)    (0.32)      (0.05)    (0.27)    (0.26)     (0.26)    (0.35)

 From Net
 Realized Gains                 --        --          --        --    (0.17)     (0.16)    (0.12)
                           -------   -------     -------   -------   -------    -------   -------
 Total
 Distributions              (0.17)    (0.32)      (0.05)    (0.27)    (0.43)     (0.42)    (0.47)
                           -------   -------     -------   -------   -------    -------   -------
Net Asset Value, End
of Period                   $10.60    $10.78      $10.70    $10.72    $10.73     $11.06    $10.98
                           =======   =======     =======   =======   =======    =======   =======

TOTAL RETURN(4)            (0.11)%     3.80%       0.28%     2.42%     0.89%      4.62%     9.16%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                1.49%(5)     1.49%    1.49%(5)     1.50%     1.50%      1.50%     1.50%

Ratio of Operating
Expenses to Average
Net Assets
(Before Expense
Waiver)                   1.49%(5)     1.49%    1.49%(5)     1.54%     1.52%      1.54%     1.58%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                    3.16%(5)     3.00%    2.85%(5)     2.49%     2.36%      2.39%     3.11%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets (Before
Expense Waiver)           3.16%(5)     3.00%    2.85%(5)     2.45%     2.34%      2.35%     3.03%

Portfolio
Turnover Rate                 124%      101%         62%       27%       43%    815%(6)       48%

Net Assets,
End of Period
(in thousands)              $1,205    $1,416      $2,046    $2,081    $2,483     $2,674    $3,533

(1)  Six months ended November 30, 2007 (unaudited).

(2)  April 1, 2006 through May 31, 2006. Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period. For the years before May 31, 2006, Long-Term Tax-Free's fiscal year end was March 31.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238% if this trading activity was excluded from the calculation.

See Notes to Financial Statements.

------
35

Long-Term Tax-Free

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                                    2007(1)        2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                 $10.78      $10.70     $10.72
                                                    -------     -------    -------
Income From Investment Operations

 Net Investment Income (Loss)                          0.17        0.32       0.05

 Net Realized and Unrealized Gain (Loss)             (0.18)        0.08     (0.02)
                                                    -------     -------    -------
 Total From Investment Operations                    (0.01)        0.40       0.03
                                                    -------     -------    -------
Distributions

 From Net Investment Income                          (0.17)      (0.32)     (0.05)
                                                    -------     -------    -------
Net Asset Value, End of Period                       $10.60      $10.78     $10.70
                                                    =======     =======    =======

TOTAL RETURN(3)                                     (0.10)%       3.80%      0.26%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                              1.49%(4)       1.49%   1.49%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                              3.16%(4)       3.00%   2.85%(4)

Portfolio Turnover Rate                                124%        101%        62%

Net Assets, End of Period (in thousands)               $162         $41        $25

(1)  Six months ended November 30, 2007 (unaudited).

(2)  April 3, 2006 (commencement of sale) through May 31, 2006.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------
36

High-Yield Municipal

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                         2007(1)      2007     2006      2005      2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $10.68    $10.50   $10.50    $10.04    $10.25     $9.87
                         -------   -------  -------   -------   -------   -------

Income From
Investment Operations

 Net Investment
 Income (Loss)              0.26      0.51     0.50      0.51      0.52      0.53

 Net Realized and
 Unrealized
 Gain (Loss)              (0.56)      0.18    --(2)      0.46    (0.21)      0.38
                         -------   -------  -------   -------   -------   -------
 Total From
 Investment
 Operations               (0.30)      0.69     0.50      0.97      0.31      0.91
                         -------   -------  -------   -------   -------   -------
Distributions

 From Net
 Investment
 Income                   (0.26)    (0.51)   (0.50)    (0.51)    (0.52)    (0.53)
                         -------   -------  -------   -------   -------   -------
Net Asset Value,
End of Period             $10.12    $10.68   $10.50    $10.50    $10.04    $10.25
                         =======   =======  =======   =======   =======   =======

TOTAL RETURN(3)          (2.84)%     6.70%    4.91%     9.84%     3.07%     9.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              0.63%(4)     0.62%    0.62%     0.63%     0.64%     0.64%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              5.00%(4)     4.80%    4.80%     4.92%     5.06%     5.22%

Portfolio
Turnover Rate                32%       36%      16%       30%       27%       43%

Net Assets,
End of Period
(in thousands)           $86,121   $97,254  $84,896   $62,945   $54,340   $53,621

(1)  Six months ended November 30, 2007 (unaudited).

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total return for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------
37

High-Yield Municipal

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                       2007(1)       2007       2006     2005      2004    2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $10.68     $10.50     $10.50   $10.04    $10.25     $10.06
                       -------    -------    -------  -------   -------    -------
Income From
Investment
Operations

 Net Investment
 Income (Loss)            0.25       0.48       0.48     0.48      0.49       0.17

 Net Realized
 and
 Unrealized
 Gain (Loss)            (0.56)       0.18      --(3)     0.46    (0.21)       0.19
                       -------    -------    -------  -------   -------    -------
 Total From
 Investment
 Operations             (0.31)       0.66       0.48     0.94      0.28       0.36
                       -------    -------    -------  -------   -------    -------
Distributions

 From Net
 Investment
 Income                 (0.25)     (0.48)     (0.48)   (0.48)    (0.49)     (0.17)
                       -------    -------    -------  -------   -------    -------
Net Asset Value,
End of Period           $10.12     $10.68     $10.50   $10.50    $10.04     $10.25
                       =======    =======    =======  =======   =======    =======

TOTAL RETURN(4)        (2.96)%      6.43%      4.65%    9.56%     2.81%      3.57%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets            0.88%(5)      0.87%      0.87%    0.88%     0.89%   0.88%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            4.75%(5)      4.55%      4.55%    4.67%     4.81%   5.03%(5)

Portfolio Turnover
Rate                       32%        36%        16%      30%       27%     43%(6)

Net Assets, End of
Period
(in thousands)        $149,646   $158,622   $129,681  $79,154   $33,335     $2,117

(1)  Six months ended November 30, 2007 (unaudited).

(2)  January 31, 2003 (commencement of sale) through May 31, 2003.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2003.

See Notes to Financial Statements.

------
38

High-Yield Municipal

B Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                       2007(1)      2007      2006      2005       2004    2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $10.68    $10.50    $10.50    $10.04     $10.25     $10.06
                       -------   -------   -------   -------    -------    -------
Income From
Investment
Operations

 Net
 Investment
 Income (Loss)            0.21      0.40      0.40      0.40       0.42       0.15

 Net Realized
 and
 Unrealized
 Gain (Loss)            (0.56)      0.18     --(3)      0.46     (0.21)       0.19
                       -------   -------   -------   -------    -------    -------
 Total From
 Investment
 Operations             (0.35)      0.58      0.40      0.86       0.21       0.34
                       -------   -------   -------   -------    -------    -------
Distributions

 From Net
 Investment
 Income                 (0.21)    (0.40)    (0.40)    (0.40)     (0.42)     (0.15)
                       -------   -------   -------   -------    -------    -------
Net Asset Value,
End of Period           $10.12    $10.68    $10.50    $10.50     $10.04     $10.25
                       =======   =======   =======   =======    =======    =======

TOTAL RETURN(4)        (3.32)%     5.64%     3.87%     8.75%      2.05%      3.44%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets    1.63%(5)     1.62%     1.62%     1.63%      1.64%   1.63%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            4.00%(5)     3.80%     3.80%     3.92%      4.06%   4.35%(5)

Portfolio
Turnover Rate              32%       36%       16%       30%        27%     43%(6)

Net Assets,
End of Period
(in thousands)          $4,264    $4,790    $4,468    $3,573     $2,541       $708

(1)  Six months ended November 30, 2007 (unaudited).

(2)  January 31, 2003 (commencement of sale) through May 31, 2003.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2003.

See Notes to Financial Statements.

------
39

High-Yield Municipal

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                         2007(1)     2007      2006      2005       2004    2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $10.68   $10.50    $10.50    $10.04     $10.25     $10.03
                         -------  -------   -------   -------    -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)              0.21     0.40      0.40      0.40       0.43       0.39

 Net Realized and
 Unrealized
 Gain (Loss)              (0.56)     0.18     --(3)      0.46     (0.21)       0.22
                         -------  -------   -------   -------    -------    -------
 Total From
 Investment
 Operations               (0.35)     0.58      0.40      0.86       0.22       0.61
                         -------  -------   -------   -------    -------    -------
Distributions

 From Net
 Investment
 Income                   (0.21)   (0.40)    (0.40)    (0.40)     (0.43)     (0.39)
                         -------  -------   -------   -------    -------    -------
Net Asset Value,
End of Period             $10.12   $10.68    $10.50    $10.50     $10.04     $10.25
                         =======  =======   =======   =======    =======    =======

TOTAL RETURN(4)          (3.32)%    5.64%     3.86%     8.74%      2.20%      6.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              1.63%(5)    1.62%     1.62%     1.63%      1.54%   1.39%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              4.00%(5)    3.80%     3.80%     3.92%      4.16%   4.55%(5)

Portfolio
Turnover Rate                32%      36%       16%       30%        27%     43%(6)

Net Assets,
End of Period
(in thousands)           $35,457  $38,287   $29,862   $16,967     $8,457     $1,454

(1)  Six months ended November 30, 2007 (unaudited).

(2)  July 24, 2002 (commencement of sale) through May 31, 2003.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2003.

See Notes to Financial Statements.

------
40

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Municipal Trust and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect eight Trustees to the Board of Trustees of American Century Municipal
Trust (the proposal was voted on by all shareholders of funds issued by
American Century Municipal Trust).

Jonathan S. Thomas      For:                971,971,912
                        Withhold:            35,637,340
                        Abstain:                      0
                        Broker Non-Vote:              0

John Freidenrich        For:                972,343,950
                        Withhold:            35,265,301
                        Abstain:                      0
                        Broker Non-Vote:              0

Ronald J. Gilson        For:                972,631,125
                        Withhold:            34,978,126
                        Abstain:                      0
                        Broker Non-Vote:              0

Kathryn A. Hall         For:                972,615,828
                        Withhold:            34,993,423
                        Abstain:                      0
                        Broker Non-Vote:              0

Peter F. Pervere        For:                972,437,541
                        Withhold:            35,171,710
                        Abstain:                      0
                        Broker Non-Vote:              0

Myron S. Scholes        For:                971,715,093
                        Withhold:            35,894,158
                        Abstain:                      0
                        Broker Non-Vote:              0

John B. Shoven          For:                972,787,586
                        Withhold:            34,821,665
                        Abstain:                      0
                        Broker Non-Vote:              0

Jeanne D. Wohlers       For:                971,890,161
                        Withhold:            35,719,090
                        Abstain:                      0
                        Broker Non-Vote:              0

------
41

APPROVAL OF MANAGEMENT AGREEMENTS
Long-Term Tax-Free and High-Yield Municipal

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Long-Term Tax-Free and High-Yield Municipal
(the "funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
42

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
43

At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance.
The funds' performance fell below the median for both the one- and three-year periods during part of the past year. The board discussed the funds'
performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

------
44

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of each fund was in the lowest quartile of the total expense ratios of its respective peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
45

SHARE CLASS INFORMATION

Five classes of shares are authorized for sale by Long-Term Tax-Free: Investor
Class, Institutional Class, A Class, B Class and C Class. Four classes of shares are authorized for sale by High-Yield Municipal: Investor Class, A
Class, B Class and C Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class and C Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The funds' prospectuses contain additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50% to 0.00% for fixed-income funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for
Investor Class shares. A Class shares also are subject to a 0.25% annual Rule
12b-1 distribution and service fee.

B CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% after the sixth year.
There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual
Rule 12b-1 distribution and service fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

C CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The unified management fee for C Class shares is the same as for Investor
Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
46

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
47

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is a market value-weighted index designed for the long-term tax-exempt bond market.

The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that are investment-grade and have maturities between two and four years.

The LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that have maturities greater than 22 years.

The LEHMAN BROTHERS NON-INVESTMENT-GRADE MUNICIPAL BOND INDEX is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar- denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

------
48

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS: 1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

copy;2008 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0801
SH-SAN-57972N

ITEM 2.  CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Not applicable for semiannual report filings.

(a)(2)    Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company Act of 1940, are filed and attached hereto as Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY MUNICIPAL TRUST

By:      /s/ Jonathan S. Thomas
         ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President

Date:    January 6, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Jonathan S. Thomas
         ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President
                (principal executive officer)

Date:    January 6, 2008

By:      /s/ Robert J. Leach
         ----------------------------------------
         Name:  Robert J. Leach
         Title: Vice President, Treasurer, and
                Chief Financial Officer
                (principal financial officer)

Date:    January 6, 2008